UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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ALCOA CORPORATION
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Notice of 2024 Annual Meeting of Stockholders and Proxy Statement

Alcoa

March 19, 2024

Dear Alcoa Stockholders:

We are pleased to invite you to attend and participate in the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Alcoa Corporation (“Alcoa,” or the “Company”) to be held virtually via live webcast on Friday, May 10, 2024, at 9:30 a.m., Eastern Daylight Time (EDT). You will be able to attend and participate in the Annual Meeting online, vote your shares electronically, and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/AA2024.

We believe that hosting a virtual Annual Meeting enables greater stockholder attendance and participation from any location around the world, improves meeting efficiency and our ability to communicate effectively with our stockholders, and reduces the cost and environmental impact of the Annual Meeting.

At the Annual Meeting, stockholders will vote on the matters set forth in the 2024 Proxy Statement (the “Proxy Statement”) and the accompanying notice of the Annual Meeting. The Proxy Statement describes our governance structure, which features numerous best practices, and our executive compensation program, which “pays for performance.” We believe that both our governance structure and compensation program reinforce our alignment with stockholder interests. Highlights of the detailed information included in this Proxy Statement can be found in the “Proxy Statement Summary.”

Alcoa’s strategic priorities to Reduce Complexity, Drive Returns, and Advance Sustainably form the basis of our goals to deliver improvement in our business operations and create value for stockholders. These strategic priorities are underpinned by our four corporate values—Act with Integrity, Operate with Excellence, Care for People, and Lead with Courage—which guide the way we act, operate, and interact with our customers, communities, and each other.

While 2023 was a challenging year, we progressed against key goals and continued to execute our long-term strategy. In 2023, we took several actions to optimize our portfolio, secured mining permits for our Western Australian operations, and continued to focus on the further development of our innovative technologies. Looking ahead, our executive team and organization is focused on delivering operational stability and near-term financial improvements while remaining guided by our organizational values.

Your vote is important to us. Whether or not you will attend and participate in the Annual Meeting, we hope that your shares are represented and voted. In advance of the Annual Meeting on May 10, please cast your vote through the internet, by telephone, or by mail. Instructions on how to vote are found in the section entitled “How to Cast Your Vote” in the Proxy Statement Summary.

Thank you for being a stockholder of Alcoa.

Sincerely,

Steven W. Williams	William F. Oplinger
Non-Executive Chairman of the Board of Directors	President, Chief Executive Officer and Director

i

Notice of 2024 Annual Meeting of Stockholders

Friday, May 10, 2024 9:30 a.m. Eastern Daylight Time	www.virtualshareholdermeeting.com/AA2024

The 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Alcoa Corporation (“Alcoa” or the “Company”) will be held virtually via live webcast at the date and time set forth above.

The agenda items for the Annual Meeting are:

1.	election of 10 director nominees to serve for one-year terms expiring in 2025;
2.	ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for 2024;
3.	approval, on an advisory basis, of the Company’s 2023 named executive officer compensation;
4.	stockholder proposal requesting the preparation of an annual report on lobbying activities, if properly presented; and
5.	transaction of such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on March 12, 2024 as the record date for determination of stockholders entitled to notice of, and to attend, participate in, and vote at, the Annual Meeting and any adjournments or postponements thereof. To attend and participate in the Annual Meeting, you will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, proxy card, or voting instruction card. You may also ask questions and vote online during the Annual Meeting by following the instructions provided at www.virtualshareholdermeeting.com/AA2024. Please see the “Proxy Statement Summary” in the accompanying Proxy Statement for details regarding the virtual Annual Meeting.

Your vote is important to us. Even if you plan to attend and participate in the Annual Meeting, please promptly vote your shares in advance of the Annual Meeting on May 10. Instructions on how to vote are found in the section entitled “How to Cast Your Vote” in the accompanying Proxy Statement.

For information about Alcoa, please visit our website at www.alcoa.com.

On behalf of Alcoa’s Board of Directors,

Marissa P. Earnest

Senior Vice President, Chief Governance Counsel and Secretary

March 19, 2024

1

201 Isabella Street, Suite 500

Pittsburgh, Pennsylvania 15212

Proxy Statement

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF

PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 10, 2024

The Company’s Notice of 2024 Annual Meeting of Stockholders, Proxy Statement, and

2023 Annual Report on Form 10-K are available online at www.proxyvote.com

The Board of Directors (the “Board”) of Alcoa Corporation (“Alcoa” or the “Company”) is providing this Proxy Statement in connection with its solicitation of proxies to be voted at Alcoa’s 2024 Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually via live webcast at www.virtualshareholdermeeting.com/AA2024 on Friday, May 10, 2024, at 9:30 a.m. Eastern Daylight Time (“EDT”), and any adjournment or postponement thereof.

Proxy materials or a Notice of Internet Availability of Proxy Materials (the “Notice”) were first made available, released, or mailed to stockholders on March 19, 2024. In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), the Company may furnish proxy materials by providing internet access to those documents, instead of mailing a printed copy of the Company’s proxy materials to each stockholder. The Notice contains instructions on how to access our proxy materials and vote online, or alternatively, request a paper copy of the proxy materials and a proxy card or voting instruction card.

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2024 PROXY STATEMENT

Proxy Statement (continued)

Cautionary Statement regarding Forward-Looking Statements

This Proxy Statement contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “aims,” “ambition,” “anticipates,” “believes,” “could,” “develop,” “endeavors,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “outlook,” “potential,” “plans,” “projects,” “reach,” “seeks,” “sees,” “should,” “strive,” “targets,” “will,” “working,” “would,” or other words of similar meaning. All statements by Alcoa that reflect expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, forecasts concerning global demand growth for bauxite, alumina, and aluminum, and supply/demand balances; statements, projections or forecasts of future or targeted financial results, or operating performance (including our ability to execute on strategies related to environmental, social and governance matters); statements about strategies, outlook, and business and financial prospects; and statements about capital allocation and return of capital. These statements reflect beliefs and assumptions that are based on Alcoa’s perception of historical trends, current conditions, and expected future developments, as well as other factors that management believes are appropriate in the circumstances.

Forward-looking statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties, and changes in circumstances that are difficult to predict. Although Alcoa believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Such risks and uncertainties include, but are not limited to: (a) the impact of global economic conditions on the aluminum industry and aluminum end-use markets; (b) volatility and declines in aluminum and alumina demand and pricing, including global, regional, and product-specific prices, or significant changes in production costs which are linked to LME or other commodities; (c) the disruption of market-driven balancing of global aluminum supply and demand by non-market forces; (d) competitive and complex conditions in global markets; (e) our ability to obtain, maintain, or renew permits or approvals necessary for our mining operations; (f) rising energy costs and interruptions or uncertainty in energy supplies; (g) unfavorable changes in the cost, quality, or availability of raw materials or other key inputs, or by disruptions in the supply chain; (h) our ability to execute on our strategy to be a lower cost, competitive, and integrated aluminum production business and to realize the anticipated benefits from announced plans, programs, initiatives relating to our portfolio, capital investments, and developing technologies; (i) our ability to integrate and achieve intended results from joint ventures, other strategic alliances, and strategic business transactions; (j) economic, political, and social conditions, including the impact of trade policies and adverse industry publicity; (k) fluctuations in foreign currency exchange rates and interest rates, inflation and other economic factors in the countries in which we operate; (l) changes in tax laws or exposure to additional tax liabilities; (m) global competition within and beyond the aluminum industry; (n) our ability to obtain or maintain adequate insurance coverage; (o) disruptions in the global economy caused by ongoing regional conflicts; (p) legal proceedings, investigations, or changes in foreign and/or U.S. federal, state, or local laws, regulations, or policies; (q) climate change, climate change legislation or regulations, and efforts to reduce emissions and build operational resilience to extreme weather conditions; (r) our ability to achieve our strategies or expectations relating to environmental, social, and governance considerations; (s) claims, costs, and liabilities related to health, safety and environmental laws, regulations, and other requirements in the jurisdictions in which we operate; (t) liabilities resulting from impoundment structures, which could impact the environment or cause exposure to hazardous substances or other damage; (u) our ability to fund capital expenditures; (v) deterioration in our credit profile or increases in interest rates; (w) restrictions on our current and future operations due to our indebtedness; (x) our ability to continue to return capital to our stockholders through the payment of cash dividends and/or the repurchase of our common stock; (y) cyber attacks, security breaches, system failures, software or application vulnerabilities, or other cyber incidents; (z) labor market conditions, union disputes and other employee relations issues; (aa) a decline in the liability discount rate or lower-than-expected investment returns on pension assets; and (bb) the other risk factors discussed in Alcoa’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “2023 Form 10-K”) and other reports filed by Alcoa with the SEC, including those described in this report.

We caution readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date they are made. Alcoa disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law. Market projections are subject to the risks described above and other risks in the market.

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2024 PROXY STATEMENT

Proxy Statement (continued)

Incorporation by Reference

Neither the Compensation Committee Report nor the Audit Committee Report included herein shall be deemed soliciting material or filed with the SEC and neither of them shall be deemed incorporated by reference into any prior or future filings made by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that we specifically incorporate such information by reference. In addition, this document includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this Proxy Statement.

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2024 PROXY STATEMENT

Proxy Statement Summary

Below are highlights of certain information in this Proxy Statement. As it is only a summary, it may not contain all of the information that is important to you. For more complete information, please refer to the complete Proxy Statement and Alcoa’s 2023 Form 10-K before you vote. References to “Alcoa,” “the Company,” “we,” “us,” or “our” refer to Alcoa Corporation.

2024 ANNUAL MEETING OF STOCKHOLDERS

Date and Time:	May 10, 2024, 9:30 a.m. EDT

Place:	Online at www.virtualshareholdermeeting.com/AA2024

Record Date:	March 12, 2024

Voting:	Alcoa stockholders as of the record date noted above are entitled to vote on the proposals at the Annual Meeting. Each share of common stock is entitled to one vote for each director nominee and one vote for each of the other proposals to be voted on.

Additional Information:	Please see the section below entitled “Virtual Meeting Format.”

How to Cast Your Vote

Your vote is important! Please cast your vote and play a part in the future of Alcoa.

Voting Before the Annual Meeting:

Registered stockholders and stockholders in an Alcoa savings plan can vote prior to the Annual Meeting by:

Internet at www.proxyvote.com	calling 1-800-690-6903 toll-free	mail If you received paper copies of our proxy materials, return your signed proxy card or voting instruction card

The deadline for voting online or by telephone is 11:59 p.m. EDT on May 9, 2024. If you vote by mail, your proxy card must be received before the Annual Meeting. If you hold shares in an Alcoa savings plan, your voting instructions must be received by 11:59 p.m. EDT on May 7, 2024.

Beneficial owners who own shares through a bank, brokerage firm, or similar organization can vote by returning their voting instruction card, or by following the instructions for voting via telephone or the internet, as provided by the bank, broker, or other organization. If you own shares in different accounts or in more than one name, you may receive different voting instructions for each type of ownership. Please vote all of your shares.

Voting During the Annual Meeting:

If you are a registered stockholder or a beneficial owner who owns shares through a bank, brokerage firm, or similar organization, you may choose to vote online during the Annual Meeting. You will need the 16-digit control number included on your Notice, proxy card, or voting instruction card to log in to the virtual meeting platform at www.virtualshareholdermeeting.com/AA2024. Voting electronically online during the Annual Meeting will replace any previous votes.

Stockholders in an Alcoa savings plan may attend and participate in the Annual Meeting but will not be able to vote shares held in an Alcoa savings plan electronically online during the Annual Meeting. Stockholders in an Alcoa savings plan must vote in advance of the Annual Meeting using one of the methods described above.

Even if you plan to attend and participate in the Annual Meeting, please cast your vote as soon as possible. See the “Questions and Answers About the Annual Meeting and Voting” section for more details.

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2024 PROXY STATEMENT

Proxy Statement Summary (continued)

Voting Matters and Board Recommendations

Voting Matters		Board’s Recommendation
Item 1.	Election of 10 Director Nominees to Serve for One-Year Terms Expiring in 2025	✓ FOR Each Nominee
Item 2.	Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Auditor for 2024	✓ FOR
Item 3.	Approval, on an Advisory Basis, of the Company’s 2023 Named Executive Officer Compensation	✓ FOR
Item 4.	Stockholder Proposal Requesting the Preparation of an Annual Report on Lobbying Activities, if Properly Presented	✗ AGAINST

Virtual Meeting Format

Our virtual Annual Meeting will be conducted on the internet via live webcast. We have decided to hold the Annual Meeting virtually because we believe that hosting a virtual Annual Meeting (i) enables stockholders to attend and participate fully and equally from any location around the world, (ii) improves meeting efficiency and our ability to effectively communicate and engage with our stockholders, regardless of their size, resources, or physical location, (iii) provides for cost savings to the Company and our stockholders, and (iv) reduces the Annual Meeting’s environmental impact. For all of these reasons, there will not be a physical location for the Annual Meeting and you will not be able to attend in person.

We have designed the virtual Annual Meeting to provide substantially the same opportunities to participate as you would have at an in-person meeting. Stockholders will be able to attend and participate online and submit questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/AA2024. Stockholders will be able to vote their shares electronically during the Annual Meeting.

See the “Questions and Answers About the Annual Meeting and Voting” section for more details.

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2024 PROXY STATEMENT

Proxy Statement Summary (continued)

Director Nominees

Alcoa’s Board is currently comprised of 10 members who are elected annually to each serve for a one-year term.

The following table provides summary information about each director nominee standing for election to the Board for a one-year term expiring at the 2025 Annual Meeting.

Name	Age	Director Since	Professional Background	Independent	Committee Memberships	Other Current Public Company Boards

Steven W. Williams Non-Executive Chairman of the Board	68	2016	Retired President and Chief Executive Officer, Suncor Energy Inc.	Yes	—	Enbridge Inc.; Smiths Group plc

Mary Anne Citrino	64	2016	Senior Advisor, The Blackstone Group	Yes	Audit; Governance and Nominating (Chair)	HP Inc.

Pasquale (Pat) Fiore	63	2020	Former Rio Tinto executive	Yes	Audit; Safety, Sustainability and Public Issues	—

Thomas J. Gorman	63	2021	Retired Chief Executive Officer, Brambles Ltd	Yes	Compensation and Benefits (Chair); Governance and Nominating	Sims Limited; Orora Limited; Worley Limited

James A. Hughes	61	2016	Managing Partner, EnCap Investments L.P.; Former Chief Executive Officer and Director, First Solar, Inc.	Yes	Audit; Safety, Sustainability and Public Issues	TPI Composites, Inc.; PNM Resources, Inc.

Roberto O. Marques	58	2023	Senior Advisor, The Carlyle Group; Former Executive Chairman and Chief Executive Officer of Natura & Co Holding	Yes	Compensation and Benefits; Safety, Sustainability and Public Issues	—

William F. Oplinger	57	2023	President and Chief Executive Officer, Alcoa Corporation	No	—	—

Carol L. Roberts	64	2016	Retired Senior Vice President and Chief Financial Officer, International Paper Company	Yes	Audit (Chair); Compensation and Benefits	V.F. Corporation

Jackson (Jackie) P. Roberts	61	2022	Senior ESG Advisor, Hunter Point Capital and Capitol Meridian Partners; Former Chief Sustainability Officer, AppHarvest Inc.	Yes	Compensation and Benefits; Safety, Sustainability and Public Issues (Chair)	—

Ernesto Zedillo	72	2016	Senior Fellow, Jackson School of Global Affairs, Frederick Iseman ’74 Director of the Program for the Study of Globalization at Yale University; Former President of Mexico	Yes	Governance and Nominating; Safety, Sustainability and Public Issues	—

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2024 PROXY STATEMENT

Proxy Statement Summary (continued)

2023 Highlights

Business

The Company ended 2023 with a cash balance of $944 million and revenues of $10.6 billion for the year. The Company faced lower sequential alumina and aluminum pricing and higher production costs, contributing to the full year 2023 net loss attributable to Alcoa of $651 million. Despite these challenges, Alcoa took strategic portfolio actions, obtained key approvals to continue our operations, and progressed the development of innovative technologies.

Executive Compensation

Our Compensation and Benefits Committee strives to design compensation plans that motivate the Company’s executives and support business objectives that create stockholder value. The Company’s pay-for-performance practices are established with the goals of motivating the executive leadership team and increasing stockholder value, while mitigating unnecessary risks. The Compensation and Benefits Committee believes the structure of our 2023 compensation program, which follows the same basic framework used in previous years, supports the Company’s business objectives and strategic priorities and reflects stockholders’ interests.

Our Compensation and Benefits Committee abides by an executive compensation philosophy with four guiding principles to drive pay-for-performance and stockholder alignment:

(1)	Motivational: Our executive compensation plans and pay-for performance practices are intended to be highly motivational and retentive, and are critical to executive recruiting.
(2)

Targeted at Median: Total compensation (base salary, annual cash incentives (“IC”), and long-term equity incentives (“LTI”)) is generally targeted at the median of the peer group, with cash and equity incentive opportunities that aim to motivate and reward exceptional performance if goals are achieved at higher-than-target levels.

(3)

Equity-Dominant and Aligned with Stockholders’ Interests: Equity is the most significant portion of total compensation for named executive officers (“NEOs”) to align the interests of NEOs with those of our stockholders.

(4)

Diversified Metrics: IC and LTI metrics focus management’s actions on Alcoa’s strategic priorities to Reduce Complexity, Drive Returns, and Advance Sustainably, and on achieving the greatest positive impact on financial performance without creating undue risk.

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2024 PROXY STATEMENT

Proxy Statement Summary (continued)

The Compensation Discussion and Analysis (“CD&A”) section of this Proxy Statement provides a detailed discussion of Alcoa’s executive compensation philosophy and the pay programs applicable to our NEOs in 2023. Our executive compensation philosophy and programs include many best practices, as highlighted in the table below.

WHAT WE DO	WHAT WE DON’T DO

✓ We maintain an Executive Officer Severance Policy that generally limits severance payments to our executive officers, without stockholder ratification, to 2.99 times base salary plus target annual incentive bonus

✓ We pay for performance and include key strategic performance metrics in our IC and LTI programs

✓ We consider and benchmark against a peer group in establishing compensation, targeting total compensation generally at the median of the peer group

✓ We review compensation tally sheets for our executive officers

✓ We maintain robust stock ownership guidelines

✓ Our grant practices promote transparency and are generally consistent year-over-year

✓ We maintain a clawback policy that empowers the Company to recover certain incentive compensation erroneously awarded to current or former executive officers in the event of an accounting restatement, in accordance with the policy

✓ We have double-trigger equity vesting in the event of a change-in-control where awards are assumed

✓ We pay competitive salaries and provide appropriate benefits to our executive officers, using a mix of stock price appreciation and financial and operational metrics to align with the interests of stockholders

✓ Our IC and LTI programs include metrics related to our environmental, safety, and social priorities

✓ We have a conservative compensation risk profile

✓ Our Compensation and Benefits Committee retains an independent compensation consultant

✓ Annual Say-on-Pay votes

✗  We do not pay dividend equivalents on stock options or unvested restricted share units; dividend equivalents are paid on restricted share units only if and when such awards vest

✗  We do not allow share recycling

✗  We do not discount stock options or reprice underwater stock options (including cash-outs) without stockholder approval

✗  We do not allow short selling, hedging, or pledging of Company securities by our directors, executive officers, or employees

✗  We do not have excise tax gross-ups in our Change in Control Severance Plan

✗  We do not enter into multi-year employment contracts with our executive officers

✗  We do not pay above-market earnings on deferred compensation or other nonqualified plans

✗  We do not encourage excessive risk-taking in compensation practices

✗  We do not provide excessive perquisites to our executive officers

Alignment of Pay and Performance

Our executive compensation program is designed so that IC and LTI, both of which are at-risk compensation, comprise the most significant portion of each NEO’s total compensation, meaning that the majority of pay is tied directly to the Company’s financial and stock price performance. 2023 was a year of challenging financial performance for the Company, as described in “2023 Highlights – Business,” with 1-Year Total Shareholder Return for the period ended December 31, 2023 of (24)%, and 3-year Total Shareholder Return for the period ended December 31, 2023 of 51%. This performance is reflected in varied payouts, at 75.9% for the IC plan and 103.5% for the three-year LTI. Please see the “Compensation Discussion & Analysis” for detail on the financial metrics in the IC and LTI plans applicable to 2023.

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2024 PROXY STATEMENT

Proxy Statement Summary (continued)

Corporate Governance

The Company is committed to corporate governance practices that enhance accountability to our stockholders and support the long-term success of our business. Our corporate governance practices, highlighted below, are described in greater detail in the “Corporate Governance” section of this Proxy Statement.

Board Structure, Independence and Accountability
Structure	✓ Separate roles of non-executive Chairman and chief executive officer (“CEO”). ✓ Non-executive Chairman presides during the Board’s executive sessions.
Independence	✓ Independent Chairman; fully independent Board committees. ✓ 9 of 10 director nominees are independent.
Engagement	✓ Non-employee director attendance at Board and committee meetings was 100% in 2023. ✓ Independent directors meet in regular executive sessions without management present.
Diversity

✓ 5 of 10 director nominees are female or racially/ethnically diverse.

✓ Director nominees represent a mix of skills, experience, backgrounds, and tenures.

✓ Adopted a form of the “Rooney Rule” in 2020 in connection with developing a pool of director candidates.

Accountability

✓ Directors are subject to overboarding limitations.

✓ Annual Board and Board committee self-evaluation process; annual Board evaluation of CEO performance.

✓ Annual certification of compliance with Code of Conduct and governance/ethics policies.

Tenure

✓ If not elected, directors are required to tender resignation to the Board for its consideration.

✓ Retirement policy that no director should stand for election or re-election if the director has reached age 75 before the date of election or will reach age 75 during the term for which the director is being considered for nomination.

✓ The average director tenure on the Board is 4.6 years.

Board Oversight
Strategy	✓ Board actively oversees and guides Alcoa’s strategic direction and long-term plans.
Risk	✓ Board regularly assesses and oversees Alcoa’s risk profile, exposures, and mitigation strategies. ✓ Full Board is responsible for risk oversight and Board committees oversee certain key risks.
Succession Planning	✓ Board actively monitors Alcoa’s executive succession and development plans.

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2024 PROXY STATEMENT

Proxy Statement Summary (continued)

Stockholder Rights and Access
Proxy Access	✓ Stockholders have the ability to nominate directors through proxy access.
Elections and Voting	✓ Annual elections of all directors with simple majority voting in uncontested director elections. ✓ No supermajority voting provisions. ✓ One share, one vote.
Special Meetings	✓ Stockholders representing at least 25% of outstanding shares are generally able to call special meetings.
Engagement	✓ Stockholder engagement program to understand investor perspectives. ✓ Stockholders have opportunities to engage with management, including at investor conferences.
No poison pill	✓ Alcoa does not have a poison pill.

Stock and Compensation
Clawback Policy

✓ Clawback policy that empowers the Company to recover certain incentive compensation erroneously awarded to a current or former executive officer in the event of an accounting restatement in accordance with such policy.

Executive Officer Severance Policy	✓ Generally limits severance payments to our executive officers, without stockholder ratification, to 2.99 times base salary plus target annual incentive bonus
Hedging/Pledging	✓ Prohibition on short selling, hedging, or pledging Company securities by directors, executive officers and employees.
Stock Ownership	✓ Executive officers and directors are subject to robust stock ownership guidelines.

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2024 PROXY STATEMENT

Proxy Statement Summary (continued)

Corporate Responsibility

Our four core values—Act with Integrity, Operate with Excellence, Care for People, and Lead with Courage—shape the way that we pursue our strategic priorities to Reduce Complexity, Drive Returns, and Advance Sustainably, and provide the foundation for our approach to corporate responsibility, including environmental, social and governance (“ESG”) matters. We strive to achieve these strategic priorities by taking steps to maintain our social license to operate in our communities, reduce risk exposure through our enterprise risk management programs, and improve profitability through product differentiation and innovation. Through our enterprise risk management process and our operations risk management process, we identify and evaluate a broad spectrum of risks across all aspects of our business. Using a multi-dimensional process, risks are evaluated, monitored, and prioritized based on the likelihood of an occurrence, level of impact, and mitigating factors.

Our ESG policies and practices demonstrate our work towards minimizing our environmental impacts while maximizing value across our global operations in ways that align with our stakeholders’ needs and expectations. Our approach to ESG-related programs and initiatives is developed by our management team, with the Board and its committees overseeing these programs and related risks. Alcoa monitors ESG risks and opportunities at the corporate level that are relevant to its stakeholders and the success of its business strategy and which are used as inputs to the Company’s enterprise risk management program. The Board maintains overall oversight of our risk management processes, and management reports regularly on specific risks. In particular, the Safety, Sustainability and Public Issues Committee of the Board provides guidance on matters relating to the Company’s corporate and social responsibility, safety and health, and social, and public issues. See “Corporate Governance—The Board’s Role in Risk Oversight” for more information. Presented below are some of the highlights of Alcoa’s ESG-related policies and practices.

Initiatives
Third Party Certification of Operations	✓ Alcoa has earned Performance Standard certifications from the Aluminium Stewardship Initiative for 18 of its operating locations.
Inclusion and Culture

✓ Alcoa was named to the 2023 Bloomberg Gender-Equality Index.

✓ Alcoa has formed numerous employee inclusion groups, including the Alcoa Women’s Network (AWN), Alcoans Working Actively for Racial-Ethnic Equality (AWARE), Employees at Alcoa for LGBT+ Equality (EAGLE), and Alcoans moving Beyond Limiting Expectations (ABLE) that are designed to promote a more inclusive workplace.

Ethics and Compliance

✓ Our Company-wide ethics and compliance program emphasizes the importance of our core value to Act with Integrity.

✓ Alcoa’s Code of Conduct and Ethics (“Code of Conduct”) and other policies apply to Company directors, officers, and employees.

Environment	✓ We strive to reduce our environmental footprint by improving efficiencies, protecting resources, and reducing emissions.
Safety	✓ Our safety strategy centers on fatality and injury prevention, risk management, and safety leadership.
Health

✓ We have various programs and initiatives that are designed to prevent occupational disease through health hazards controls and support personal health and well-being through our workplace initiatives and services.

Social Performance

✓ We have a social performance management system deployed at our locations globally that is designed to manage social risks, protect human rights, minimize negative impacts from operations, build stronger relationships with local stakeholders and identify growth opportunities.

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2024 PROXY STATEMENT

Item 1 Election of 10 Director Nominees to Serve for One-Year Terms Expiring in 2025

The Board, upon the recommendation of the Governance and Nominating Committee, has nominated 10 individuals for election as directors at this year’s Annual Meeting to hold office until the conclusion of the 2025 Annual Meeting. Directors are elected on an annual basis each for one-year terms.

All of the nominees currently serve as directors on the Board. Each nominee, other than Mr. Marques and Mr. Oplinger, was elected to the Board by the stockholders at the 2023 Annual Meeting of Stockholders. Mr. Marques was appointed to the Board on July 26, 2023, and was first introduced to the Governance and Nominating Committee as a potential nominee by a third-party search firm retained by the Committee. Mr. Oplinger was appointed by the Board to serve as a director concurrently with his appointment as President and Chief Executive Officer of the Company, effective September 24, 2023. Prior to his appointment, Mr. Oplinger most recently served as the Company’s Executive Vice President and Chief Operations Officer and previously served as the Company’s Executive Vice President and Chief Financial Officer.

Each director nominee has agreed to be named in this Proxy Statement. We expect that each director nominee will be able to serve, if elected. If any director nominee is not able to serve, proxies may be voted for substitute nominees, unless the Board chooses to reduce the number of directors serving on the Board.

Majority Voting for Directors

Alcoa’s Amended and Restated Bylaws (“Bylaws”) provide that in uncontested elections, a majority of the votes cast at any meeting for the election of directors at which a quorum is present will elect directors. Accordingly, each director nominee will be elected if the number of votes cast “FOR” such director nominee exceeds fifty percent (50%) of the number of votes cast with respect to that director’s election.

If an incumbent director nominee is not elected in an uncontested election and no successor has been elected at such meeting, the director is expected to promptly tender his or her resignation to the Board. The Governance and Nominating Committee (excluding the director nominee, if applicable) then will make a recommendation to the Board as to whether to accept or reject the tendered resignation, or whether other action should be taken. The Board, excluding the director nominee, will determine whether to accept the resignation and publicly disclose its decision in accordance with the Bylaws.

An election of directors is considered to be contested if there are more nominees for election than positions on the Board to be filled by election at the meeting of stockholders. In a contested election, the required vote is a plurality of votes cast. The election of directors at the Annual Meeting will be an uncontested election of directors.

Director Nominees

The Board has affirmatively determined that each of the director nominees qualifies for election under the Company’s criteria for evaluation of directors (see “Minimum Qualifications for Director Nominees and Board Member Attributes”). The following pages include biographical information about each of the director nominees and their specific qualifications, skills, and attributes that have led the Board and the Governance and Nominating Committee to conclude that they should serve as directors on the Board. In addition, the Board has determined that each non-employee director nominee qualifies as independent under the New York Stock Exchange (“NYSE”) listing standards and the Company’s Director Independence Standards. See “Director Independence.”

Director Qualifications, Skills, and Attributes

Our director nominees have substantial leadership, management, and industry experience in various fields, such as international business, government relations, finance, and social matters. The diversity of experience of our director nominees, illustrated in the skills matrix and director nominees’ biographies that follow, is evidenced in Board deliberations, during which multiple perspectives are considered in developing dynamic strategies to achieve our strategic priorities to Reduce Complexity, Drive Returns, and Advance Sustainably.

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Item 1 Election of 10 Director Nominees to Serve for One-Year Terms Expiring in 2025 (continued)

The skills matrix below, which reflects director nominees’ experience obtained through employment and board service, is a summary, and therefore does not include all of the qualifications, attributes, and skills that each director nominee offers.

Director Qualifications, Attributes, and Skills
Leadership Experience. Significant leadership experience over an extended period, including serving as a CEO or senior executive within a complex organization enhances the Board’s leadership role and insight into how large organizations operate	∎	∎	∎	∎	∎	∎	∎	∎	∎	∎
Industry/Manufacturing Expertise. Significant experience (at least 10 years) in the Company’s businesses or industry, including mining, refining, metals, and manufacturing, contributes to the Board’s practical understanding in defining and directing Company strategy			∎	∎			∎	∎
Operations. Experience overseeing complex operations or developing and implementing operational plans and business models contributes to the Board’s oversight of operational strategy	∎		∎	∎	∎	∎	∎	∎
Global Business and Economics. Experience managing business internationally and significant exposure to geographic, political, and regulatory environments outside of the U.S. contributes to a diversity of perspectives and international business understanding in Board decision-making for Alcoa’s global operations	∎	∎	∎	∎	∎	∎	∎	∎	∎	∎
Energy. Experience with policy, regulations, operations, or transactions relating to energy sources or technologies, or experience leading, managing, or advising energy or utility companies contributes, to the Board’s practical understanding of a key element of the business and operations of Alcoa	∎		∎		∎				∎	∎
Financial Literacy. Knowledge of finance or financial reporting; experience with capital allocation, debt/capital market transactions, and/or mergers and acquisitions strengthen the Board’s oversight of financial reporting and controls and understanding of key financial drivers of the business	∎	∎	∎	∎	∎	∎	∎	∎	∎	∎
Financial Expertise. Qualification as an “audit committee financial expert” under SEC rules (independent directors only)	∎	∎	∎	∎	∎	∎		∎		∎
Risk Management. Skills and experience in risk governance, including identifying, assessing, and managing key and emerging complex risks and implementing risk management frameworks and procedures strengthens the Board’s oversight of the significant risks facing our Company	∎	∎	∎	∎	∎	∎	∎	∎	∎	∎
Cybersecurity Risk Oversight. Experience overseeing risks related to information technology and cybersecurity, including emerging cybersecurity developments, threats, and strategies, contributes to the Board’s oversight of the Company‘s risk identification and mitigation efforts	∎	∎	∎		∎			∎		∎
Labor/Human Resources. Experience or strong understanding of management of labor relations, human resources, inclusion and diversity, and/or human capital management contributes to the Board’s practical understanding of Company decision-making and strategy, including regarding the attraction and retention of our global workforce	∎		∎	∎	∎	∎	∎	∎	∎	∎
Compensation. Experience with designing and administering executive compensation and broad-based incentive and benefit programs contributes to the Board’s role in long- and short-term compensation planning	∎			∎	∎	∎	∎	∎	∎

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Director Qualifications, Attributes, and Skills
Scientific Innovation/Technology. Technical, scientific, or engineering knowledge and/or experience implementing technology strategies strengthens the Board’s expertise in research and development, long-term planning, and strategy to support Alcoa’s growth and competitive advantage	∎	∎	∎	∎	∎	∎	∎	∎	∎
Government/Legal/Regulatory. Significant experience in government, legal or regulatory affairs or regulated industries, including as part of a business and/or through positions with government organizations and regulatory bodies, contributes to the Board’s understanding of the regulatory environment and working with government agencies	∎		∎		∎				∎	∎
Environmental, Health and Safety (EHS). Significant experience managing or overseeing, or a strong understanding of, environmental and workplace safety and health risks, regulations, practices, and policies contributes to the Board’s oversight of EHS policies and risks	∎		∎	∎		∎	∎	∎	∎	∎
Social/Community Engagement/Public Policy. Experience in social and community affairs, public policy matters, and/or corporate responsibility initiatives supports our goals to operate ethically, and with accountability and transparency	∎	∎	∎	∎	∎	∎	∎	∎	∎	∎
Independent	∎	∎	∎	∎	∎	∎		∎	∎	∎
Gender Diversity*		∎						∎	∎
Racial/Ethnic Diversity*						∎				∎
Holds Citizenship Outside of the United States	∎		∎			∎				∎
Tenure (years)	7	7	4	3	7	1	1	7	2	7

*	Based on director nominees’ self-identified diversity characteristics.

Director Diversity

As further described below, our director nominees represent a range of backgrounds and overall experience. The Board believes that the mix of directors on our Board should represent a diverse range of experiences, knowledge, skills, judgment, perspectives, and characteristics, as such diversity contributes to the overall competencies and effectiveness of the Board by bringing multiple viewpoints to Board deliberations and decisions. The ten director nominees also represent a range of ages: 50-59 (20%); 60-69 (70%); and 70-75 (10%), with an average age of 63.

In selecting a director nominee, the Governance and Nominating Committee focuses on skills, expertise, diversity, and background that would complement the existing Board as a whole. The Board recognizes that the Company’s business and operations are diverse and global in nature. The Governance and Nominating Committee uses the skills matrix, the annual Board and committee evaluation process, and its corporate governance policies to guide and assist in its evaluation of the overall diversity of the Board.

Background information about the director nominees, including the business experience, individual skills, and qualifications that contribute to the Board’s effectiveness, are described on the following pages.

The Board of Directors recommends a vote “FOR” the election of each of the 10 director nominees to serve for one-year terms expiring in 2025.

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Item 1 Election of 10 Director Nominees to Serve for One-Year Terms Expiring in 2025 (continued)

Steven W. Williams (Non-Executive Chairman of the Board) Director since: 2016 Age: 68 Committees: Not applicable

Career Highlights and Qualifications: Mr. Williams has served as Chairman of the Board since 2021. Mr. Williams was the CEO and director of Suncor Energy Inc. (“Suncor Energy”), a Canadian integrated energy company, from 2012 until his retirement in 2019, and he served as President of Suncor Energy from 2011 to 2018. His career with Suncor Energy began in 2002 when he was appointed Executive Vice President, Corporate Development and Chief Financial Officer. He also served at Suncor Energy as Executive Vice President, Oil Sands, from 2003 to 2007 and as Chief Operating Officer, from 2007 to 2011. Mr. Williams has more than 40 years of international energy industry experience, including 18 years at Esso/Exxon.

Other Current Public Directorships: Enbridge Inc., a multinational pipeline and energy company; Smiths Group plc, a multinational, diversified engineering company (Chairman)

Other Current Affiliations: Mr. Williams is a fellow of the Institution of Chemical Engineers, a member of the Institute of Directors, and is a member of the National Associate of Corporate Directors. He is one of 12 founding chief executive officers of Canada’s Oil Sands Innovation Alliance, and a former member of both the advisory board of Canada’s Ecofiscal Commission and the Board of the Business Council of Canada.

Previous Public Directorships: TC Energy Corporation (2019-2021); Suncor Energy, Inc. (2012-2019)

Attributes and Skills: Mr. Williams has extensive experience as a global business leader, having served in executive roles at large, publicly traded energy companies. His expertise in the energy sector, with both operational and financial aspects, global perspective, and governance and risk management experience bring valuable insight to the Board as we execute our long-term strategy. Mr. Williams has advised government organizations regarding the economy and has extensive risk management and strategic oversight experience, bringing valuable leadership experience to his role as Chairman.

Mary Anne Citrino Director since: 2016 Age: 64 Committees: Audit; Governance and Nominating Committee (Chair)

Career Highlights and Qualifications: Ms. Citrino has served as Senior Advisor of The Blackstone Group, a multinational private equity, alternative asset management, and financial services corporation, since 2015, and was Senior Managing Director of Blackstone Advisory Partners L.P. (together with The Blackstone Group, “Blackstone”) from 2004 until 2015. At Blackstone, she has advised a broad range of clients, primarily in the consumer products industry. Before joining Blackstone, she spent more than 20 years advising clients at Morgan Stanley, including as a Managing Director.

Other Current Public Directorships: HP Inc., a multinational information technology company that develops personal computers, printers, related supplies, and 3D printing solutions

Other Current Affiliations: Ms. Citrino serves on the boards of private companies Trilliant Food and Nutrition, LLC, a vertically integrated coffee manufacturer, ZO Skin Health, a skincare company, and Spanx, Inc., an apparel retailer.

Previous Public Directorships: Ahold Delhaize (2016-2022); Barclays plc (2018-2020); Dollar Tree Inc. (2005-2018)

Attributes and Skills: Ms. Citrino’s more than 30-year career as an investment banker provides the Board with substantial knowledge regarding business strategy and development, and she brings a strong investor and capital markets insight to the Board. Ms. Citrino has extensive financial and investment expertise, which is important to the Board and the Company as it pursues its long-term strategic plans and executes its strategic priority to Drive Returns. Ms. Citrino contributes valuable corporate governance experience to the Board from her significant service on public and private company boards. Ms. Citrino is an audit committee financial expert.

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Pasquale (Pat) Fiore Director since: 2020 Age: 63 Committees: Audit Committee; Safety, Sustainability and Public Issues Committee

Career Highlights and Qualifications: Mr. Fiore was Managing Director of Réseau express métropolitain, a light rail system under construction in Montreal from 2021 until his resignation in 2023. From 2020 to 2021, Mr. Fiore was a consultant for GNL Québec (“GNL”), a Québec-based project development, construction, and operations company; he previously served as GNL’s President from 2018 to 2020 and oversaw the development of a liquified natural gas facility. Prior to joining GNL, Mr. Fiore held several positions with Rio Tinto, a global metals and mining company, including Major Project Sponsor for a multi-billion dollar smelter modernization project, Interim Chief Financial Officer of its aluminum business, President and CEO of its Global Bauxite and Alumina business in Australia, and Chief Operating Officer of the Atlantic Bauxite and Alumina business, and as a global practice leader, with a focus on asset management and strategic mine planning across the global organization. From 1982 to 2006, Mr. Fiore held several positions at QIT-Fer et Titane, a Canadian mining company.

Other Current Public Directorships: None

Other Current Affiliations: Mr. Fiore serves as chair of the board of directors of STAS Inc., a private company specializing in the development, fabrication, and commercialization of process equipment for the aluminum industry. Mr. Fiore also serves on the board of Fe3dback, a private music streaming company. He has been a professional engineer in the Order of Professional Engineers of Québec since 1982.

Attributes and Skills: Mr. Fiore’s more than 35 years of experience in the global metals and mining industry, including his significant experience in managing global bauxite and alumina businesses, contributes substantial industry and operational knowledge to the Board. Mr. Fiore provides the Board with valuable insight into the Company’s strategy as a global and vertically integrated aluminum producer. Having served in a range of roles in his career, Mr. Fiore has significant leadership, industry, financial, and global operational expertise. Mr. Fiore is an audit committee financial expert.

Thomas J. Gorman Director since: 2021 Age: 63 Committees: Compensation and Benefits Committee (Chair); Governance and Nominating Committee

Career Highlights and Qualifications: Mr. Gorman served as CEO of Brambles Ltd, an Australian-listed global supply chain logistics company, from 2009 until his retirement in 2017, having joined Brambles Ltd as President of Europe, Middle East, and Africa operations in 2008. Mr. Gorman served as the President of Ford Australia from 2004 to 2008 and oversaw the establishment of an Asia-Pacific engineering center of excellence in Australia. Mr. Gorman joined the Ford Motor Company in 1987 and held several senior executive positions over his 21-year career at Ford, including positions in Europe, North America, and Australia.

Other Current Public Directorships: Orora Limited, a packaging company (Australia); Sims Limited, a metal recycling company (Australia); Worley Limited, an engineering consulting company (Australia)

Other Current Affiliations: Mr. Gorman serves as Chairman of the Board of Trustees of the Maine Chapter of The Nature Conservancy.

Attributes and Skills: Mr. Gorman has over 30 years of global business, logistics, and manufacturing experience, which provides significant cross-functional insight to the Board. His previous executive experience leadership roles at complex, large companies and substantial knowledge of global business operations, including extensive experience in Australia, where Alcoa has significant operational assets, allow him to contribute critical management, operational, financial, and strategic expertise to the Board.

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James A. Hughes Director since: 2016 Age: 61 Committees: Audit Committee; Safety, Sustainability and Public Issues Committee

Career Highlights and Qualifications: Mr. Hughes has served as a Managing Partner of EnCap Investments L.P. (“EnCap”), a private equity firm focusing on energy investments, since 2019. He formerly served as CEO and Managing Director of Prisma Energy Capital, a private entity focused on investments in energy storage, from 2017 until its acquisition by EnCap in 2019. He was the CEO and Director of First Solar, Inc. (“First Solar”), a leading global provider of comprehensive photovoltaic solar solutions from 2012 to 2016. Prior to joining First Solar, Mr. Hughes served as CEO and Director of AEI Services LLC, a private company that owned and operated power distribution, generation, and transportation businesses in emerging markets worldwide, and prior to that, he engaged in principal investing that focused on micro-cap investments in North American distressed manufacturing assets. Previously, he served as President and Chief Operating Officer of Prisma Energy International and in various executive positions with Enron Corporation.

Other Current Public Directorships: TPI Composites, Inc., a manufacturer of wind blades for the wind energy market; PNM Resources, Inc., an electric utility holding company based in New Mexico

Other Current Affiliations: Mr. Hughes is a former Chairman and former Director of the Los Angeles Branch of the Federal Reserve Bank of San Francisco. He is currently a member of the Energy Advisory Council of the Federal Reserve Bank of Dallas.

Attributes and Skills: Mr. Hughes’ extensive experience in the energy sector and previous leadership positions at large energy companies enable him to contribute valuable global business, operational, market, regulatory, strategic, and management expertise to the Board, particularly as it relates to the Company’s portfolio of energy assets and global operations. Mr. Hughes’ service on the board of the Los Angeles Branch of the Federal Reserve Bank of San Francisco also imparts significant financial and global economic expertise. Mr. Hughes is an audit committee financial expert.

Roberto O. Marques Director since: 2023 Age: 58 Committees: Compensation and Benefits Committee; Safety, Sustainability and Public Issues Committee

Career Highlights and Qualifications: Mr. Marques has served as a Senior Advisor at The Carlyle Group, a global diversified private investment firm, since 2023. Previously, Mr. Marques was a director of Natura & Co Holding SA (“Natura & Co”), a Brazilian global personal care cosmetics company, from 2016 to 2022, during which time he served as the Executive Chair of the board of directors from 2017 to 2022. Mr. Marques was also the Group Chief Executive Officer of Natura &Co from 2020 to 2022. Prior to that, Mr. Marques was Executive Vice President and President, North America at Mondelēz International, Inc. from 2015 to 2017. Mr. Marques spent over 25 years at Johnson & Johnson, where he held various global and regional senior executive positions in Latin American, North America, and Europe.

Other Current Public Directorships: None

Other Current Affiliations: Mr. Marques currently serves as the chairman of the board of directors of Beautycounter and a member of the board of directors of Compana Pet Brands, both Carlyle privately held companies. Additionally, he serves as a board member of We Mean Business Coalition, a non-profit organization focused on climate change actions, and the United States Tennis Association Foundation.

Previous Public Directorships: Natura &Co Holding S.A.(2016-2022)

Attributes and Skills: Mr. Marques has significant experience in global business, environmental, and social matters in the consumer goods sector. His breadth of leadership experience in these areas, including as a CEO, and extensive background and business experience in Brazil, where Alcoa has significant operational assets, allow him to contribute valuable management, financial, economic, strategic, portfolio transformation, risk management, and environmental and social perspective to the Board.

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Item 1 Election of 10 Director Nominees to Serve for One-Year Terms Expiring in 2025 (continued)

William F. Oplinger Director since: 2023 Age: 57 Committees: Not applicable

Career Highlights and Qualifications: Mr. Oplinger has served as the President and Chief Executive Officer of Alcoa Corporation since September 2023. Mr. Oplinger previously served as Executive Vice President and Chief Operations Officer of the Company from February 2023 until September 2023 and as Executive Vice President and Chief Financial Officer of the Company from 2016 to February 2023. Mr. Oplinger served as Executive Vice President and Chief Financial Officer of Alcoa Inc., the Company’s former parent company, from 2013 until the Company’s separation in 2016 (the “Separation”). Mr. Oplinger joined Alcoa Inc. in 2000 and held key corporate positions in financial analysis and planning and as Director of Investor Relations. He also served in several principal positions in Alcoa Inc.’s Global Primary Products (GPP) business, including Chief Financial Officer, Controller, Operational Excellence Director, and Chief Operating Officer. As Chief Operating Officer of the GPP business, he was responsible for day-to-day operations and oversaw the comprehensive restructuring of the upstream aluminum business, while working to optimize the GPP’s centers of excellence, including the launch of a center of excellence for the mining business. Earlier in his career, Mr. Oplinger held engineering, marketing management, and business planning positions with Westinghouse Air Brake Technologies Corporation and Emerson Electric Co.

Other Current Public Directorships: None

Other Current Affiliations: Mr. Oplinger serves on the advisory board of Ridgeline Royalties, a supplier of royalty and stream financing for miners of certain metals.

Attributes and Skills: Mr. Oplinger is an experienced leader at Alcoa with extensive knowledge of all aspects of the Company’s strategic priorities based on his over 20-year career in the aluminum industry and previous leadership positions at Alcoa. As the only management representative on the Board, Mr. Oplinger’s broad range of executive, operational, financial, risk management, and other roles brings critical insight to the Board, including relating to the Company’s industry, business, operations, and strategic direction.

Carol L. Roberts Director since: 2016 Age: 64 Committees: Audit Committee (Chair); Compensation and Benefits Committee

Career Highlights and Qualifications: Ms. Roberts was Senior Vice President and Chief Financial Officer of International Paper Company (“IP”), a global leader in packaging and paper with global manufacturing operations, from 2011 until 2017 when she retired. Ms. Roberts has over 35 years of industrial manufacturing experience, having worked in multiple facilities and across various functions at IP. Before being named Chief Financial Officer in 2011, Ms. Roberts led IP’s largest business, the Industrial Packaging Group. Ms. Roberts also served as IP’s Vice President of People Development for three years, during which she developed human resources programs that had a major impact on IP’s talent management and employee engagement. Ms. Roberts served in a variety of operational and technical roles since beginning her career with IP in 1981 as an associate engineer at the company’s Mobile, Alabama mill.

Other Current Public Directorships: V.F. Corporation, a global apparel and footwear company

Other Current Affiliations: Ms. Roberts serves on the Board of Trustees for the University of Memphis and on the board of Divergent 3D, a private company, which utilizes cutting edge technology, including 3D printing, for vehicle manufacturing.

Attributes and Skills: Ms. Roberts’ career spans engineering, manufacturing, business management, human resources, and finance, bringing deep cross-functional knowledge and experiences to the Board. Her executive experience and leadership roles, including as the Chief Financial Officer of IP, provide the Board with strong accounting and corporate finance expertise, as well as valuable perspective on risk management and strategic oversight. Ms. Roberts is an audit committee financial expert.

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Jackson (Jackie) P. Roberts Director since: 2022 Age: 61 Committees: Compensation and Benefits Committee; Safety, Sustainability and Public Issues Committee (Chair)

Career Highlights and Qualifications: Ms. Roberts has served as Senior Advisor of ESG matters to each of the investment firms Hunter Point Capital and Capitol Meridian Partners since 2021. Ms. Roberts was the Chief Sustainability Officer of AppHarvest Inc., an applied technology company developing and operating high-tech indoor farms, from 2020 to 2022. Previously, Ms. Roberts held various executive roles at The Carlyle Group, a global diversified investment firm, including as Chief Sustainability Officer, from 2014 to 2020 and also as Managing Director from 2019 to 2020. Ms. Roberts previously held various positions over seventeen years at the Environmental Defense Fund (“EDF”), and she was awarded the White House Presidential Environment and Conservation Challenge Award in 1991, which recognized her efforts to foster cooperative approaches to environmental needs. Ms. Roberts has also served as a senior faculty fellow at Harvard Business School. She began her career as an engineer for the U.S. Environmental Protection Agency.

Other Current Public Directorships: None

Other Current Affiliations: Ms. Roberts serves on the boards of PurposeBuilt Brands, LLC and The Conservation Innovation Fund. Ms. Roberts also serves on the Steering Committee of the Smart Surfaces Coalition and on the Sustainability Advisory Council at American University’s Kogod School of Business.

Attributes and Skills: Ms. Roberts has significant experience in environmental, climate, and social matters, serving in various roles at both for- and non-profit entities. Ms. Roberts’ breadth of leadership and management experience in these matters deepens the Board’s understanding of investor and other stakeholder perspectives and challenges as the Company pursues its strategic priority to Advance Sustainably. Through her experience, Ms. Roberts also provides valuable community engagement, strategic risk management, and global regulatory and policy perspective to the Board.

Ernesto Zedillo Director since: 2016 Age: 72 Committees: Governance and Nominating Committee; Safety, Sustainability and Public Issues Committee

Career Highlights and Qualifications: Dr. Zedillo has been a Professor at Yale University since 2002, where he is the Frederick Iseman ’74 Director of the Yale Center for the Study of Globalization, Professor in the Field of International Economics and Politics, Professor of International and Area Studies, Professor Adjunct of Forestry and Environmental Studies, and Senior Fellow at the Jackson School of Global Affairs. He was a Distinguished Visiting Fellow at the London School of Economics in 2001. Dr. Zedillo was President of Mexico from 1994 to 2000. He served in the Federal Government of Mexico as Secretary of Education (1992-1993), Secretary of Economic Programming and the Budget and board member of various state-owned enterprises, including PEMEX, Mexico’s national oil company (1988-1992), and Undersecretary of the Budget (1987-1988). Prior to that time, Dr. Zedillo served as deputy manager of economic research and deputy director of the central bank of Mexico and was the founding General Director of the Trust Fund for the Coverage of Exchange Risks. He also taught economics at the National Polytechnic Institute and El Colegio de Mexico.

Other Current Public Directorships: None

Other Current Affiliations: Dr. Zedillo belongs to the international advisory boards of Iberdrola, a multinational renewable energy company (Spain), and NTT Data (previously Everis), an information technology services and consulting company (Spain).

Previous Public Directorships: Citigroup Inc. (2010-2022); The Procter & Gamble Company (2001-2019); Promotora de Informaciones, S.A. (2010-2017)

Attributes and Skills: From his broad experience in government, international economics, and geopolitics, and his prior service as the President of Mexico, Dr. Zedillo brings a unique global perspective to matters such as government relations, and public affairs in the various countries in which Alcoa operates. Dr. Zedillo’s extensive leadership experience offers the Board critical insight into global economic, energy, political, and trade issues.

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Item 1 Election of 10 Director Nominees to Serve for One-Year Terms Expiring in 2025 (continued)

Nominating Board Candidates—Procedures and Director Qualifications

Stockholder Recommendations for Director Nominees

The Governance and Nominating Committee (for purposes of this section, the “Committee”) will consider candidates for the Board recommended by stockholders. Any stockholder wishing to recommend a candidate for director should submit the recommendation in writing to our principal executive offices: Alcoa Corporation, Governance and Nominating Committee, c/o Secretary, 201 Isabella Street, Suite 500, Pittsburgh, Pennsylvania 15212-5858. The written submission should comply with all requirements set forth in the Company’s Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) and Bylaws. Such requirements include, without limitation, information that would be required to be disclosed in a proxy statement or other filings pursuant to Section 14 of the Exchange Act, a description of all direct and indirect compensation, and other arrangements between the proposed nominee and the nominating stockholder, certain informational requirements, and if applicable, a statement that such stockholder intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote on the election of directors in support of director nominees other than the Company’s nominees. The Committee will consider all candidates recommended by stockholders who comply with the foregoing procedures and satisfy the minimum qualifications for director nominees and Board member attributes (described below).

Advance Notice Director Nominations

The Bylaws provide that any stockholder entitled to vote at an annual stockholders’ meeting may nominate one or more director candidates for election at that annual meeting by following certain prescribed procedures. To be timely, the stockholder must provide to Alcoa’s Secretary at the principal executive offices of the Company written notice of the stockholder’s intent to make such a nomination or nominations not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting, except as otherwise provided in the Bylaws. If the number of directors to be elected to the Board is increased by the Board and there is no public announcement by the Company naming all of the nominees for director or specifying the size of the increased Board at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a previously submitted timely notice will be considered timely with regard to nominees for any new positions created by such increase but only with respect to a stockholder who had, prior to such increase in the size of the Board, previously submitted a timely and proper notice, if delivered to Alcoa’s Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Company.

If a stockholder intends to nominate directors for a special meeting of the Board at which directors will be elected, to be timely, the stockholder must provide written notice to Alcoa’s Secretary at the principal executive offices of the Company not earlier than the close of business on the 120th day prior to the date of such special meeting and not later than the close of business on the later of the 90th day prior to the date of such special meeting or, if the first public announcement of the date of such special meeting is less than 100 days prior to the date of such special meeting, a notice will be timely if received by the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting.

A stockholder nominating a director for election must provide the information regarding that nominee in the format required by the Bylaws, and otherwise comply with all applicable requirements in the Bylaws. Any such notice must be sent to our principal executive offices: Alcoa Corporation, 201 Isabella Street, Suite 500, Pittsburgh, Pennsylvania 15212-5858, Attention: Secretary. For the 2025 Annual Meeting, such notice must be delivered to the Secretary not earlier than the close of business on January 10, 2025 and not later than the close of business on February 9, 2025.

Proxy Access Director Nominations

In addition to the advance notice procedures, our Bylaws also include provisions permitting, subject to certain terms and conditions set forth therein, stockholders who have maintained continuous qualifying ownership of at least 3% of outstanding Alcoa common stock for at least three years to nominate a number of director candidates not to exceed the greater of two candidates or 20% of the number of directors then in office who will be included in our annual meeting proxy statement. Proxy access candidates and the stockholder nominators meeting the qualifications and requirements set forth

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in our Bylaws will be included in the Company’s proxy statement and ballot. To be timely, an eligible stockholder’s proxy access notice must be delivered to our principal executive offices, Alcoa Corporation, 201 Isabella Street, Suite 500, Pittsburgh, Pennsylvania 15212-5858, Attention: Secretary, no earlier than 150 days and no later than 120 days before the one-year anniversary of the date that we commenced mailing of our definitive proxy statement (as stated in such proxy statement) for the immediately preceding annual meeting, except as otherwise provided in the Bylaws. For the 2025 Annual Meeting, such notice must be delivered to the Secretary no earlier than October 20, 2024 and no later than November 19, 2024.

Minimum Qualifications for Director Nominees and Board Member Attributes

The Committee is charged with determining the criteria, objectives, and procedures for selecting members of the Board. The Board membership criteria are set forth in the Company’s Corporate Governance Guidelines, and the Committee will consider such criteria in the context of the existing composition and needs of the Board and its committees.

Alcoa has adopted the following criteria for identification, evaluation, and selection of directors (which apply regardless of the nominator):

✓	Directors must have demonstrated the highest ethical behavior and must be committed to the Company’s values.
✓

Directors must be committed to seeking and balancing the legitimate long-term interests of all of the Company’s stockholders, as well as its other stakeholders, including its customers, employees, and the communities where the Company has an impact. Directors must not be beholden primarily to any special interest group or constituency.

✓

It is the objective of the Board that all non-management directors be independent. In addition, no director should have, or appear to have, a conflict of interest that would impair that director’s ability to make decisions consistently in a fair and balanced manner.

✓

Directors must be independent in thought and judgment. Each must have the ability to speak out on difficult subjects; to ask tough questions and demand accurate, honest answers; to constructively challenge management; and at the same time, act as an effective member of the team, engendering by his or her attitude an atmosphere of collegiality and trust.

✓	Each director must have demonstrated excellence in his or her area and must be able to deal effectively with crises and to provide advice and counsel to the CEO and his or her peers.
✓

Directors should have proven business acumen, serving or having served as a CEO, or other senior leadership role, in a significant, complex organization; or serving or having served in a significant policy-making or leadership position in a well-respected, nationally or internationally recognized educational institution, not-for-profit organization, or governmental entity; or having achieved a widely recognized position of leadership in the director’s field of endeavor, which adds substantial value to the oversight of material issues related to the Company’s business.

✓

Directors must be committed to understanding the Company and its industry; to regularly preparing for, attending, and actively participating in meetings of the Board and its committees; and to confirming that existing and future individual commitments will not materially interfere with the director’s obligations to the Company. The number of other board memberships, in light of the demands of a director nominee’s principal occupation, should be considered, as well as travel demands for meeting attendance.

✓

Directors must understand the legal responsibilities of board service and fiduciary obligations. All members of the Board should be financially literate, as determined by the Board in its business judgment, and have a sound understanding of business strategy, business environment, corporate governance and board operations. At least one member of the Board must satisfy the requirements of an “audit committee financial expert,” as determined by the Board in its business judgment.

✓

Directors must be self-confident and willing and able to assume leadership and collaborative roles as needed. They need to demonstrate maturity, valuing Board and team performance over individual performance and respect for others and their views.

✓	New director nominees should be able to and committed to serve as a member of the Board for an extended period of time.
✓

In selecting a director nominee, the Committee will consider each candidate’s diversity of experiences, knowledge, skills, judgment, perspectives, and characteristics that would complement the existing Board as a whole, recognizing that the Company’s businesses and operations are diverse and global in nature. When identifying candidates for Board membership, the Committee shall consider, and shall request that any search firm it engages include, qualified women and racially/ethnically diverse persons in the initial pool from which director nominees are chosen. However, a director nominee will not be specifically chosen nor excluded solely or largely based on any single attribute or characteristic.

✓	Directors should have reputations, both personal and professional, consistent with the Company’s image and reputation.

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Item 1 Election of 10 Director Nominees to Serve for One-Year Terms Expiring in 2025 (continued)

Process for Identification and Evaluation of Director Candidates

Candidates for nomination to the Board may be suggested by current directors, management, stockholders, or a third-party search firm engaged to assist with director recruitment. When engaging a third-party search firm, the Committee provides the firm with guidance as to the skills, experience, and qualifications that the Committee is seeking, and the search firm identifies potential candidates for the Committee’s consideration.

The process to determine director nominees for election to the Board is based upon the recommendations of the Committee, which is responsible for selecting directors to recommend to the Board for election by the stockholders and for recommending qualified individuals to fill vacancies between stockholder meetings. Pursuant to our Corporate Governance Guidelines, the Committee considers, and requests that any search firm it engages include, qualified women and racially/ethnically diverse persons in the initial pool from which director nominees are chosen. The Committee assesses the effectiveness of this policy as part of its regular review of the Company’s Corporate Governance Guidelines, the annual Board and committee evaluation process, and by monitoring changes in the Board’s composition and diversity mix along a variety of dimensions over time.

The Committee will make a preliminary review of a prospective candidate’s background, career experience, and qualifications based on available information to consider whether an individual’s mix of skills, experience, and qualifications would complement the existing Board as a whole. If a consensus is reached by the Committee that a particular candidate would likely contribute positively to the Board’s mix of skills, experiences, and qualifications, the Committee will conduct interviews with the candidate and may invite other Board members or senior Alcoa executives to interview the candidate to assess the candidate’s overall qualifications. The Committee will consider the candidate against the criteria it has adopted in the context of the Board’s then current composition and the needs of the Board and its committees and make a recommendation to the Board as to whether the candidate should be nominated for election.

This evaluation procedure is the same for all candidates, including director candidates identified by stockholders, and was followed with respect to the appointments of Messrs. Marques and Oplinger to the Board in 2023. Mr. Marques was appointed to the Board on July 26, 2023, and was first introduced to the Governance and Nominating Committee as a potential nominee by a third-party search firm retained by the Governance and Nominating Committee. In evaluating Mr. Marques as a director candidate, the Committee and the Board considered his CEO experience, his familiarity with business conditions in Brazil (including the regulatory environment and other socio-economic and political conditions applicable to conducting business in Brazil), and his self-identified diversity characteristics, among many attributes, and concluded that he would contribute positively to the Board’s mix of skills and experiences. Mr. Oplinger was appointed by the Board to serve as a director concurrently with his appointment as President and Chief Executive Officer of the Company, effective September 24, 2023, pursuant to the Company’s succession planning process. In evaluating Mr. Oplinger as a CEO and director candidate, the Committee and the Board considered his tenure with Alcoa and Alcoa Inc., knowledge of Alcoa’s business and operations, and his extensive experience with finance matters among many attributes and concluded that he would contribute positively to the Board’s mix of skills and experiences.

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Item 1 Election of 10 Director Nominees to Serve for One-Year Terms Expiring in 2025 (continued)

Non-Employee Director Compensation Program

Our non-employee director compensation program is designed to attract and retain outstanding director candidates who have the requisite experience and background as set forth in our Corporate Governance Guidelines, as well as to recognize the substantial time and effort necessary to exercise oversight of a complex global organization like Alcoa and fulfill the other responsibilities required of our directors.

Consistent with its charter, the Governance and Nominating Committee (for purposes of this section, the “Committee”) reviews director compensation periodically and recommends changes to the Board as it deems appropriate. In September 2023, the Committee reviewed our non-employee director compensation program based on a comparative market analysis prepared by Pay Governance LLC (“Pay Governance”), the independent compensation consultant utilized by the Compensation and Benefits Committee, of Alcoa’s program relative to non-employee director compensation programs of companies in our CEO/CFO compensation benchmarking peer group (as set forth in the “Compensation Discussion and Analysis” section of this Proxy Statement), which showed that the annual retainer fees in Alcoa’s program for certain board leadership positions were lower than the peer group and/or industry medians. Considering Pay Governance’s findings and upon the recommendation of the Committee, the Board subsequently determined to (i) increase the amount of the annual cash retainer fee for the Chairman from $150,000 per year to $175,000 per year and (ii) increase the amount of the annual cash retainer fee for the Governance and Nominating Committee Chair from $16,500 per year to $20,000 per year, each effective as of October 1, 2023. No other changes were made to our non-employee director compensation program as a result of this review.

The table below sets forth the components of our non-employee director compensation program. Mr. Oplinger, our sole employee director, does not receive additional compensation for his Board service.

Annual Compensation Element	Amount

Equity Award for Non-Employee Directors	$160,000	(1)

Cash Retainer for Non-Employee Directors(2)	$130,000

Additional Annual Cash Fees (as applicable)(2)

Non-Executive Chairman Fee	$175,000

Audit Committee Chair Fee (includes Audit Committee Member Fee)	$27,500

Audit Committee Member Fee	$11,000

Compensation and Benefits Committee Chair Fee	$20,000

Governance and Nominating Committee Chair Fee	$20,000

Other Committee Chair Fee	$16,500
(1)

The annual equity award is granted following each annual meeting of stockholders in the form of restricted share units, which generally will vest after one year in accordance with the Alcoa Corporation Non-Employee Director Compensation Policy. Vested restricted share units will be settled in stock in a lump sum or installments following termination of service on the Board, in accordance with the elections made by non-employee directors.

(2)

Each non-employee director may elect to defer all or part of his or her cash compensation pursuant to the Alcoa Corporation 2016 Deferred Fee Plan for Directors, as amended (the “Deferred Fee Plan”). Directors may elect to defer their cash compensation into various investment options or into restricted share units that are fully vested at grant. Deferred cash amounts are paid in cash either in a lump sum or installments following termination of service on the Board, in accordance with the elections made by non-employee directors. Cash fees that are deferred into restricted share units will be settled in stock in a lump sum or installments following termination of service on the Board, in accordance with the elections made by non-employee directors.

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Item 1 Election of 10 Director Nominees to Serve for One-Year Terms Expiring in 2025 (continued)

2023 Director Compensation

The following table sets forth the total compensation of the Company’s non-employee directors for the year ended December 31, 2023.

Name(1)	Fees Earned or Paid in Cash ($)(3)	Stock Awards ($)(4)	Total ($)

Steven W. Williams	$305,000	$159,987	$464,987

Mary Anne Citrino	$161,000	$159,987	$320,987

Pasquale Fiore	$141,000	$159,987	$300,987

Thomas J. Gorman	$150,000	$159,987	$309,987

James A. Hughes	$141,000	$159,987	$300,987

Roberto O. Marques(2)	$56,168	$124,065	$180,233

Carol L. Roberts	$157,500	$159,987	$317,487

Jackson P. Roberts	$136,860	$159,987	$296,847

Ernesto Zedillo	$139,640	$159,987	$299,627
(1)

Mr. Oplinger is a member of the Board and President and CEO of Alcoa, and his compensation for fiscal year 2023 is reported in the 2023 Summary Compensation Table (“SCT”) and other tables and sections of this Proxy Statement. Mr. Oplinger did not receive any additional compensation for his service on the Board. Roy C. Harvey, who served as President, CEO, and director of Alcoa until September 2023, did not receive any compensation for his Board service during fiscal year 2023, and his compensation from Alcoa for fiscal year 2023 is reported in the SCT and other tables and sections of this Proxy Statement.

(2)	In the case of Mr. Marques, the fees included in the table reflect his period of service on the Board during calendar year 2023.
(3)

This column reflects the cash fees earned by directors for Board and committee service to Alcoa from January 1, 2023 through December 31, 2023, whether or not such fees were deferred. In 2023, Mr. Williams deferred his cash fees in the amount of $305,000 into restricted share units.

(4)

This column reflects the aggregate grant date fair value, determined in accordance with the Financial Accounting Standard Board’s Accounting Standards Codification 718, Compensation—Stock Compensation (“ASC Topic 718”), excluding the effect of forfeitures, of the restricted share unit awards granted by Alcoa on May 9, 2023 and July 26, 2023, in the case of Mr. Marques. A discussion of the relevant assumptions is set forth in Note N to the Consolidated Financial Statements in Part II, Item 8 of the 2023 Form 10-K. As of December 31, 2023, each of Messrs. Williams, Fiore, Gorman, and Hughes, Dr. Zedillo, and Mses. Citrino, C. Roberts, and J. Roberts held 4,382 unvested restricted share units and Mr. Marques held 3,561 unvested restricted share units. The Company does not pay fractional shares; any fractional share amounts are paid in cash.

Stock Ownership Guideline for Non-Employee Directors

To further align the interests of non-employee directors with the long-term interests of our stockholders, non-employee directors are required to own, until retirement from the Board, at least $750,000 of our common stock, including restricted share units. Cash-settled deferred share units relating to Alcoa common stock (acquired at Separation for certain directors’ service on the board of directors of Alcoa Inc. pursuant to the Deferred Fee Plan) are counted for purposes of meeting the stock ownership guideline. Whether non-employee directors hold shares of Alcoa common stock, restricted share units, or deferred share units, they have the same economic interest in the performance of the Company, which further aligns the directors’ interests with those of our stockholders. Non-employee directors receive approximately 50% of their annual compensation in Alcoa stock equivalents, which are required to be held until retirement from the Board, in accordance with the non-management director compensation policy. It is the opinion of the Board that this policy reinforces a focus on long-term stockholder value.

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Item 1 Election of 10 Director Nominees to Serve for One-Year Terms Expiring in 2025 (continued)

The following table shows the value of each current non-employee director’s holdings in Alcoa common stock, restricted share units, and deferred share units as of January 1, 2024, based on the average closing price per share of our common stock on the NYSE for all active trading days in December 2023, in accordance with stock ownership guideline for non-employee directors.

Non-Employee Directors(1)	Value of Alcoa Stock, Restricted Share Units and Deferred Share Units

Steven W. Williams	$2,433,923

Mary Anne Citrino	$1,304,903

Pasquale Fiore	$837,762

Thomas J. Gorman(1)	$325,682

James A. Hughes	$1,215,757

Roberto O. Marques(1)	$104,595

Carol L. Roberts	$1,614,371

Jackson P. Roberts(1)	$218,326

Ernesto Zedillo	$2,549,474
(1)	Mr. Gorman joined the Board in May 2021, Ms. J. Roberts joined the Board in May 2022, and Mr. Marques joined the Board in July 2023.

Prohibitions against Short Sales, Hedging, Margin Accounts, and Pledging

The Company’s Insider Trading Policy prohibits directors, executive officers, and employees from engaging in short selling, hedging, or pledging transactions with respect to our securities. See “What We Don’t Do” in the “Compensation Discussion and Analysis” section of this Proxy Statement for additional information regarding our no hedging and no pledging policies.

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Corporate Governance

The Board has adopted a number of policies to support our values and good corporate governance, which are central to the success of our business and in advancing stockholder interests.

Corporate Governance Documents

The following governance documents are available on our website, www.alcoa.com, under “Investors—Governance—Governance Documents.”

•	Certificate of Incorporation and Bylaws
•	Committee Charters
•	Corporate Governance Guidelines (which include the Director Independence Standards)
•	Code of Conduct

Paper copies of the documents listed above can be obtained by writing to Alcoa Corporation, Attention: Secretary, 201 Isabella Street, Suite 500, Pittsburgh, Pennsylvania 15212-5858.

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines, which are designed to assist the Board in the exercise of its duties and responsibilities to the Company. They reflect the Board’s commitment to monitor the effectiveness of decision-making at the Board and management levels with a view to achieving Alcoa’s strategic objectives. They are subject to modification by the Board at any time.

Code of Conduct

The Company’s Code of Conduct applies to all employees, officers (including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions), and directors of the Company, its subsidiaries, and entities it controls. We conduct annual surveys regarding compliance with the Code of Conduct.

Only the Audit Committee can amend or grant waivers from the provisions of the Code of Conduct, and any such amendments or waivers applicable to directors and officers (including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions) will be disclosed promptly on our website, www.alcoa.com. No waivers have been granted to date.

The Company provides Code of Conduct training for employees. Salaried employees complete the training online, and shop floor employees receive the training in organized group sessions. The training is focused on the Company’s policies and procedures, and provides information on how to ask questions and raise concerns through the Company’s Integrity Line and other resources.

Board Information

Director Independence

Providing objective, independent judgment is at the core of the Board’s oversight function. Under the Company’s Director Independence Standards, which conform to the independence requirements pursuant to the listing standards of the NYSE, a director is not considered “independent” unless the Board affirmatively determines that the director has no material relationship with the Company or any subsidiary in the consolidated group. The Director Independence Standards include a list of categories of material relationships affecting the determination of a director’s independence. In making such determinations, the Board also considers transactions, relationships, and arrangements between each director or director

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Corporate Governance (continued)

nominee (or an immediate family member of the director or director nominee) and the Company and management. Any relationship that falls below a threshold set forth in the Director Independence Standards or is not otherwise listed in the Director Independence Standards or the NYSE listing standards, and is not required to be disclosed under Item 404(a) of SEC Regulation S-K, is deemed to be an immaterial relationship.

The Board has affirmatively determined that each of the current directors (Messrs. Williams, Fiore, Gorman, Hughes, and Marques, Dr. Zedillo, and Mses. Citrino, C. Roberts, and J. Roberts), other than Mr. Oplinger, are independent. Mr. Oplinger is employed by the Company and therefore does not meet the independence standards set forth in the NYSE listing standards and our Director Independence Standards. Mr. Harvey, who served as President, CEO and director of the Company until September 24, 2023, was also employed by the Company and did not meet the independence standards set forth in the NYSE listing standards and our Director Independence Standards. In the course of making its determination regarding independence, the Board did not find any material relationships that would impair any director’s independence, other than Mr. Oplinger’s and Mr. Harvey’s employment with Alcoa.

Board Leadership Structure

The Company’s current Board leadership structure provides for a non-executive Chairman of the Board who is appointed by the independent directors of the Board. Steven W. Williams has served as the Company’s independent, non-executive Chairman of the Board since January 1, 2021. The Board believes this current structure of separating the roles of Chairman and CEO, which structure has been in place since the Company’s launch in 2016, allows for better alignment of corporate governance (including the risk oversight responsibilities of the Board) with the interests of stockholders in protecting the Company’s long-term enterprise value. The Board also believes that this structure allows our CEO to focus on operating and actively managing the Company and the Chairman to provide guidance and oversight. With independent members of the Board serving as chairpersons and members of our Board committees, this leadership structure further enables the Board to provide independent oversight of material risks affecting the Company that are within the purview of such committees as further described under “The Board’s Role in Risk Oversight.”

Our Corporate Governance Guidelines provide that the Chairman has the following responsibilities, unless otherwise designated by the Board: call and chair meetings of the Board, including executive sessions of the independent directors; chair the annual stockholders meeting; ensure that he or she is available for consultation and direct communication with major stockholders or joint venture partners, as appropriate; oversee Board governance, including meeting agendas and schedules to assure that all agenda items are adequately addressed; ensure personal availability for consultation and communication with independent directors; call special meetings of the independent directors, as the Chairman may deem to be appropriate; and provide guidance and communication to the CEO in matters of strategic importance. The Chairman facilitates communications between the Board and management and may engage with other stakeholders as the Chairman may deem appropriate.

Executive Sessions of Non-Management Directors

The non-management directors meet in regularly-scheduled executive sessions without the presence of management. The non-executive Chairman of the Board (currently Mr. Williams) chairs these sessions.

Meetings, Attendance, and Committee Composition

The Board met 8 times in 2023. In 2023, each non-employee director attended all of the meetings of the Board and the committees on which he or she served (held during the period in which the director served). Under Alcoa’s Corporate Governance Guidelines, all directors are expected to attend annual meetings of stockholders, and all directors serving at the time of the 2023 Annual Meeting attended such meeting.

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Corporate Governance (continued)

The following table sets forth the Board committees and the current members of each of the committees as of the date hereof:

Directors	Audit	Compensation and Benefits	Governance and Nominating	Safety, Sustainability and Public Issues

Mary Anne Citrino*	✓		Chair

Pasquale Fiore*	✓			✓

Thomas J. Gorman*		Chair	✓

James A. Hughes*	✓			✓

Roberto O. Marques*		✓		✓

William F. Oplinger(1)

Carol L. Roberts*	Chair	✓

Jackson P. Roberts*		✓		Chair

Steven W. Williams*(2)

Ernesto Zedillo*			✓	✓

2023 Meetings	6	7	6	5
*	Independent Director
(1)

As a management director, Mr. Oplinger attends each Board meeting and is invited to attend each committee meeting, except to the extent the Board or committee requests to meet without him present or the Board or committee is meeting in executive session of independent directors.

(2)	As non-executive Chairman of the Board, Mr. Williams chairs each Board meeting and is invited to attend each committee meeting.

Director Overboarding Policy

As described in our Corporate Governance Guidelines, the Board has established an overboarding policy so that a director’s service on other public company boards does not impair the director’s ability to effectively serve on our Board. To that end, the Board believes that (i) directors who also serve as executive officers of public companies should not serve on more than one public company board in addition to the Company’s Board; (ii) other directors should not serve on more than three other public company boards in addition to the Company’s Board; and (iii) Audit Committee members should not serve on the audit committees of more than three public companies (including the Company’s Audit Committee). The Board takes into account the nature of and time involved in a director’s service on other boards in evaluating the qualifications of each director. The Governance and Nominating Committee also regularly evaluates compliance with this policy. All of our current Board members are in compliance with the Company’s overboarding policy.

Board, Committee and Individual Director Annual Self-Evaluation Process

The Governance and Nominating Committee developed and oversees the formal annual, multi-faceted process to assess the performance and effectiveness of the full Board, the operations of its committees, and the contributions of individual directors. The self-evaluation process is designed to solicit robust feedback regarding the Board and individual directors and to promote the compliance, continuous improvement, and accountability of our Board.

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Corporate Governance (continued)

Director-to-Director Interviews:

The evaluation process is overseen by our independent Chairman and includes individual interviews conducted by:

•

the Chairman, with individual directors and the General Counsel present, regarding the functioning of the Board and each committee, and, separately with individual directors regarding director peer performance;

•	the committee chairs with their members regarding the functioning of each committee; and
•	the Chair of the Governance and Nominating Committee with each director regarding the performance of the Chairman.

Feedback:

A summary of results identifying any themes, issues, and specific feedback that emerge from individual interviews are discussed in Board and committee executive sessions, and individual director feedback is communicated by the Chairman as appropriate.

Ongoing Evaluation Actions:

In addition to the formal annual Board, committee and individual director self-evaluation process described above, our ongoing corporate governance evaluation process incorporates:

•	input from committee chairs, the CEO and senior management on meeting agendas;
•	regular executive sessions without management present;
•	review of the appropriateness of a director’s continued service following a substantial change in principal occupation;
•

review of potential conflicts and overboarding, governance, and reputational concerns upon a director’s request to serve on the governance and/or advisory board of other corporations or entities including non-profit or charitable organizations;

•	consideration of individual director performance when evaluating directors for possible re-nomination to the Board;
•	an annual review of committee charters, Corporate Governance Guidelines, and other Board policies; and
•	an annual review of the formal Board, committee, and individual director self-evaluation process.

Retirement Policy and Board Refreshment

Our Corporate Governance Guidelines provide that no director should stand for election or re-election to the Board if the director has reached age 75 before the date of election or will reach age 75 during the term for which the director is being considered for nomination, unless the Governance and Nominating Committee determines that such director’s continued service is in the Company’s interests (the “Retirement Policy”). Since the time of our formation as a standalone company, we have had directors retire in accordance with the Retirement Policy and, when necessary and appropriate, the Board has also added new directors, resulting in Board refreshment over time.

Committees of the Board

There are four standing committees of the Board: Audit, Compensation and Benefits, Governance and Nominating, and Safety, Sustainability and Public Issues. The Board has adopted written charters for each committee, which are reviewed on an annual basis and are available on our website at www.alcoa.com under “Investors—Governance—Governance Documents.”

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Corporate Governance (continued)

Each of the Audit, Compensation and Benefits, Governance and Nominating, and Safety, Sustainability and Public Issues Committees consists solely of directors who have been determined by the Board to be independent in accordance with SEC regulations, NYSE listing standards, and the Company’s Director Independence Standards (including the heightened independence standards and considerations for members of the Audit and Compensation and Benefits Committees). The responsibilities of each committee include the following:

COMMITTEE	RESPONSIBILITIES
Audit Committee

•   Overseeing the integrity of the financial statements and internal controls, including review of the scope and the results of the audits of the internal and independent auditors.

•   Appointing the independent auditor and evaluating its qualifications, independence, and performance.

•   Reviewing the performance and adequacy of the internal audit function.

•   Pre-approving all audit and non-audit services to be provided by the independent auditor.

•   Overseeing the Company’s compliance with legal and regulatory requirements.

•   Preparing the Audit Committee Report for inclusion in the Proxy Statement.

•   Discussing with management and the auditors the Company’s policies related to financial risk, including risk assessment, major risk exposures, and the steps management has taken to monitor and control these exposures.

•   Review and oversee the Company’s risk management and strategy relating to cybersecurity, including cybersecurity developments and threats and the Company’s process for assessing, managing, and mitigating material cybersecurity risks and threats.

Each member of the Audit Committee is financially literate, and the Board has determined that each of Mses. Citrino and C. Roberts, and Messrs. Fiore and Hughes qualifies as an “audit committee financial expert” under applicable SEC rules and is independent in accordance with SEC rules, NYSE listing standards, and the Company’s Director Independence Standards.

Compensation and Benefits Committee

•   Determining and approving the CEO’s compensation based upon an evaluation of performance in light of approved goals and objectives.

•   Reviewing and approving the compensation of the Company’s other officers.

•   Overseeing the management and administration of the Company’s compensation and benefit plans, including pension, savings, retirement, incentive, and equity-based plans.

•   Reviewing strategies related to human capital management, including talent acquisition, retention, and development.

•   Overseeing the short-term and long-term succession planning for the development, retention, and replacement of the officers (other than the CEO) and officer candidates.

•   Reviewing and recommending the Compensation Discussion and Analysis and preparing the Compensation Committee Report for inclusion in the Proxy Statement.

•   Having direct responsibility for the appointment, compensation, and oversight of the work of any compensation consultant (see “Compensation Consultant”).

The Compensation and Benefits Committee may form subcommittees and delegate its authority to such subcommittees and officers of the Company when appropriate (including committees of management) and has delegated authority to a management employee benefits committee to administer certain broad-based employee benefit plans and to the CEO to determine and approve IC and LTI awards for non-officer employees of the Company as prescribed by the Compensation and Benefits Committee. Officers do not determine the amount or form of executive or director compensation, although the CEO and other officers provide recommendations to the Compensation and Benefits Committee regarding compensation changes and incentive compensation for officers who are their direct reports. For more information on the responsibilities and activities of the Compensation and Benefits Committee, including its processes for determining executive compensation, see the “Compensation Discussion and Analysis” section.

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Corporate Governance (continued)

COMMITTEE	RESPONSIBILITIES
Governance and Nominating Committee

•   Oversee board succession planning, including identifying individuals qualified to become directors and recommending them to the full Board for nomination for election to the Board.

•   Making recommendations to the Board regarding committee membership.

•   Reviewing and assessing the Company’s Corporate Governance Guidelines and overseeing other corporate governance matters.

•   Conducting a reasonable prior review of, approving, ratifying, revising, or rejecting, and overseeing related person transactions in accordance with the Company’s applicable policy.

•   Overseeing the annual evaluation of the structure, organization, policies, performance, and effectiveness of the Board, its committees, and individual directors.

•   Periodically reviewing and making recommendations to the Board regarding director compensation.

Safety, Sustainability and Public Issues Committee

•   Providing guidance on matters relating to the Company’s corporate and social responsibility, including but not limited to safety and health, good corporate citizenship, environmental impacts, and social issues.

•   Considering, and bringing to the attention of the Board, as appropriate, current and emerging safety and health, environmental and sustainability, social, and political trends and major global legislative and regulatory developments or other government relations, trade, or public policy issues.

•   Advising the Board and management on significant public policy issues that are pertinent to the Company and its stakeholders and considering developments affecting the Company’s corporate reputation.

•   Consider, and bring to the attention of the Board, as appropriate, current and emerging data on climate risks and opportunities.

•   Overseeing Alcoa’s policies and practices relating to its political activities and charitable activities.

The Board’s Role in Risk Oversight

The Board is actively engaged in overseeing and reviewing the Company’s strategic direction and objectives, taking into account (among other considerations) Alcoa’s risk profile and exposures over the short, medium, and long term. It is management’s responsibility to manage risk and bring to the Board’s attention the most material risks to the Company. The Board has oversight responsibility for the processes established to report and monitor systems for material risks applicable to the Company. The Board regularly reviews Alcoa’s enterprise risk management process and key risk exposures and considers the prioritization of risks.

The Board, as a whole, has responsibility for risk oversight, including succession planning relating to the CEO and risks relating to the Company’s competitive landscape, strategy, business conditions, and capital requirements. The experience and judgment of all directors assist the Board in the consideration of such risks. The committees of the Board also oversee Alcoa’s risk profile and exposure relating to matters within the scope of their authority and regularly report to the Board regarding risk oversight in their areas of responsibility. The Chairman may require that the Board further consider certain risk matters.

The Audit Committee regularly discusses the Company’s risk profile, risk management, and exposure (and Alcoa’s policies relating to the same) with management, the internal auditors, and the independent auditor. Such discussions include the Company’s major financial risk exposures and steps management has taken to monitor and control these exposures. The Audit Committee also oversees Alcoa’s risks and strategy relating to cybersecurity. The Audit Committee and the full Board receive regular updates regarding the state of the Company’s cybersecurity program, cybersecurity developments and threats, and the Company’s process for assessing, managing, and mitigating cybersecurity risks, which includes regular vulnerability assessments and employee training on cybersecurity matters. See Part I, Item 1C of the 2023

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Corporate Governance (continued)

Form 10-K for additional information regarding Alcoa’s governance processes and procedures regarding cybersecurity risk management and strategy.

The Compensation and Benefits Committee considers risks related to human capital management such as regarding the attraction and retention of talent and the design of compensation programs and incentive arrangements, including through oversight of management succession planning for officers and officer candidates (other than the CEO). The Compensation and Benefits Committee periodically reviews Alcoa’s incentive structure to avoid encouraging material risk-taking through financial incentives. Based on these determinations, the Company believes that it is not reasonably likely that Alcoa’s compensation and benefit plans incentivize undue risk or create risks that are reasonably likely to have a material adverse effect on us. See “What We Do” in the “Compensation Discussion and Analysis” section of this Proxy Statement.

The Governance and Nominating Committee considers risks related to corporate governance and oversees succession planning for the Board, the structure, organization, policies, performance, and effectiveness of the Board, its committees, and individual directors, and the appropriate assignment of directors to the Board committees for risk oversight and other areas of responsibilities.

The Safety, Sustainability and Public Issues Committee considers risks related to the Company’s corporate reputation and provides oversight of the Company’s risk management policies and procedures relating to safety and health, environmental sustainability, social, and public policy issues.

The Company believes that the Board’s leadership structure supports its role in effective oversight of risk management. There is open communication between management and directors, and all directors are actively involved in the risk oversight function.

Stockholder Engagement and Responsiveness

Routine and consistent investor outreach is fundamental to our commitment to engagement, communication, and transparency with our stockholders. We communicate with our stockholders through various methods, all of which are designed to keep stockholders apprised of the Company’s business as well as provide opportunities for feedback. Throughout the year, we participate in numerous investor conferences and make efforts to meet with as many stockholders as possible, to solicit feedback and provide our Board and management insight into the issues that are most important to our stockholders. We proactively and regularly reach out to our largest institutional stockholders, representing nearly 50% of our outstanding shares.

At the 2023 Annual Meeting, an advisory stockholder proposal requesting that termination pay be subject to stockholder approval did not pass, receiving the support of approximately 39% of shares represented at the 2023 Annual Meeting and entitled to vote. Although this proposal failed to pass and the vote result demonstrated that the majority of the Company’s stockholders believed that the Company’s severance policies, plans, and arrangements existing at the time already provided reasonable limits on post-termination compensation, we engaged with stockholders following the 2023 Annual Meeting to better understand their perspectives on this topic. In line with certain feedback received from significant investors, the Compensation and Benefits Committee adopted a carefully tailored policy to seek stockholder ratification of severance or termination pay in appropriate circumstances (the “Severance Policy”). The Severance Policy generally provides that the Company, after October 15, 2023, will not enter into any new severance arrangements or amend to materially increase any existing severance arrangements with or covering any executive officer of the Company that provides for cash severance benefits exceeding 2.99 times the sum of the executive officer’s base salary plus target annual incentive bonus, without submitting such new or amended severance arrangements to the Company’s stockholders for ratification, on an advisory basis. The Severance Policy is available on our website, www.alcoa.com, under “Investors—Governance—Governance Documents.”

Communications with Directors

The Board welcomes input and suggestions. Stockholders and other interested parties wishing to contact the Chairman, individual directors, or the non-management directors as a group may do so by sending a written communication to the attention of the Chairman c/o Alcoa Corporation, 201 Isabella Street, Suite 500, Pittsburgh, Pennsylvania 15212-5858.

To communicate issues or complaints regarding questionable accounting, internal accounting controls, or auditing matters, send a written communication to the Audit Committee c/o Alcoa Corporation, 201 Isabella Street, Suite 500, Pittsburgh,

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2024 PROXY STATEMENT

Corporate Governance (continued)

Pennsylvania 15212-5858. Alternatively, you may place an anonymous, confidential, toll free call in the United States to Alcoa’s Integrity Line at 1-800-346-7319. You may also make reports by internet, email, or standard mail. For a listing of internet, email, and mailing addresses, and of Integrity Line telephone numbers outside the United States, go to www.alcoa.com “Company—What We Believe—Ethics and Compliance—Integrity Line.” See also www.alcoa.com “Investors—Governance—Contact Directors.”

Communications addressed to the Board or to a Board member are distributed to the Board or to any individual director or directors, as appropriate, depending upon the facts and circumstances outlined in the communication. The Corporate Secretary’s Office will submit to the Board or to any individual director or directors all communications received, excluding only those items that are not related to Board duties and responsibilities, such as: junk mail and mass mailings; product complaints and product inquiries; new product or technology suggestions; job inquiries and resumes; advertisements or solicitations; and surveys.

Related Person Transactions

Review, Approval, and Oversight of Transactions with Related Persons

The Company has a written Related Person Transaction Policy that governs the review, approval, and oversight of transactions between the Company and related persons. The policy applies to any transaction, arrangement, or relationship, or series of similar transactions, arrangements, or relationships (including any indebtedness or guarantee of indebtedness) in which (i) Alcoa or a subsidiary, partnership, joint venture, or other business association that is effectively controlled by Alcoa directly or indirectly was, is, or will be a participant and the amount involved exceeds $120,000 and (ii) a related person had, has, or will have a direct or indirect material interest; except those transactions, arrangements, or relationships that would not be required to be disclosed pursuant to SEC rules after considering the materiality thresholds and exceptions to disclosure set forth in Item 404 of Regulation S-K. A related person means (i) any person who is, or at any time since the beginning of Alcoa’s last fiscal year was, a director or executive officer of Alcoa or a director nominee, (ii) any stockholder known to Alcoa to be the beneficial owner of more than 5% of any class of Alcoa’s voting securities, (iii) any immediate family member of the foregoing persons, or (iv) any firm, corporation, or other entity in which any of the foregoing persons is employed or is a partner or principal or in a similar position, or in which such person has more than a 10% beneficial ownership interest.

Under the policy, it is the responsibility of the Governance and Nominating Committee (for the purpose of this section, the “Committee”) to conduct a reasonable prior review of and oversee related person transactions for potential conflicts of interest, and approve, ratify, revise, or reject related person transactions in accordance with the policy. Management is responsible for determining whether a proposed transaction is a related person transaction requiring review by the Committee under the policy (including whether the related person has a material interest), based on a review of all facts and circumstances, including information provided to management. Upon determination by management that a transaction is a related person transaction requiring review by the Committee, the material facts respecting the transaction and the related person’s interest in such transaction are reported to the Committee. If management determines that it is unreasonable or impractical to wait until the next Committee meeting to review a proposed related person transaction, the chairperson of the Committee may review and approve the related person transaction in accordance with the policy. Any such approval must be reported to and ratified by the Committee at the next regularly scheduled Committee meeting.

When reviewing proposed related person transactions, the Committee or the chairperson (as the case may be) will consider all of the relevant factors, including, but not limited to (if and to the extent applicable): the impact on a director’s or director nominee’s independence in the event that the related person is a director, a director nominee, an immediate family member of a director or a director nominee, or an entity in which a director or a director nominee is a partner, stockholder, or executive officer; the availability of other sources for comparable products or services; the terms of the transaction; required disclosures; the dollar value of the transaction; the relative benefits to be obtained and obligations to be incurred by the Company; whether the terms of the transaction are comparable to those available to third parties; and whether the related person transaction is, overall, not inconsistent with the interests of the Company. The Committee will prohibit a related person transaction if it determines it to be inconsistent with the interests of Alcoa and its stockholders.

If Alcoa becomes aware of a related person transaction that has not been the subject of a reasonable prior review and approval by the Committee under the policy, the matter shall be reviewed by the Committee as promptly as practicable. The

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2024 PROXY STATEMENT

Corporate Governance (continued)

Committee shall consider all of the relevant facts and circumstances respecting such related person transaction, and shall evaluate all options available to the Company, including ratification, revision, or termination of such related person transaction, and shall take such course of action as the Committee deems appropriate under the circumstances.

If a related person transaction will be ongoing, the Committee is responsible for overseeing such related person transaction and may establish guidelines for Alcoa’s management team to follow in its ongoing dealings with the related person. Thereafter, the Committee, on at least an annual. basis, will review and assess ongoing relationships with the related person to confirm that they are in compliance with the Committee’s guidelines and that the related person transaction remains appropriate.

Transactions with Related Persons in 2023

Louis Langlois, the spouse of Tammi A. Jones, the Company’s Executive Vice President and Chief Human Resources Officer, is employed by the Company. During 2023, he served as Senior Vice President and Treasurer of the Company, for which he was paid total annual cash and equity compensation of approximately $906,600, which amount was determined and approved by the Compensation and Benefits Committee in February 2023 and is consistent with the compensation provided to other similarly-situated employees. Mr. Langlois is also eligible to participate in Company benefit plans that are available to other employees in similar positions and locations. Ms. Jones recused herself from compensation recommendations and decisions relating to Mr. Langlois. This related person transaction was reviewed and approved in accordance with our Related Person Transaction Approval Policy.

Management Succession Planning

As described in our Corporate Governance Guidelines, the paramount duty of the Board is to select a CEO and to oversee the CEO and other senior management in the competent and ethical operation of the Company. The Board is responsible for identifying, and reviewing, the qualities and characteristics necessary for an effective CEO of the Company. With these principles in mind, the Board periodically monitors and reviews the development and progression of potential internal candidates against these standards. The Board followed its succession planning process, underpinned by these principles, when selecting Mr. Oplinger as the Company’s CEO in September 2023. Furthermore, the Company’s succession planning process enables advanced planning for contingencies, including an untimely vacancy, to facilitate the transition to both interim and longer-term leadership.

The Compensation and Benefits Committee oversees the annual evaluation of the performance of the Company’s officers in consideration of annual compensation, and oversees and makes recommendations to the Board with respect to short-term and long-term succession planning for the development, retention, and replacement of the Company’s officers (other than the CEO) and officer candidates. The Committee’s review includes discussions regarding development plans for officers to help prepare them for future succession and officers’ readiness to take on additional leadership roles.

Compensation Matters

Compensation Committee Interlocks and Insider Participation

No member of the Compensation and Benefits Committee has served as one of our officers or employees at any time. None of our executive officers serves as a member of the compensation committee of any other company that has an executive officer serving as a member of our Board. None of our executive officers serves as a member of the board of directors of any other company that has an executive officer serving as a member of our Compensation and Benefits Committee.

Compensation Consultant

The Compensation and Benefits Committee directly retained an independent consultant, Pay Governance, in 2023. Pay Governance provided advice during 2023 as requested by the Compensation and Benefits Committee on the amount and

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2024 PROXY STATEMENT

Corporate Governance (continued)

form of certain executive compensation components, including, among other items, advising on executive compensation market practices, trends and developments, insights on executive compensation, benchmarking data, and an analysis and review of the compensation arrangements for executives. See “What We Do” in the “Compensation Discussion and Analysis” section of this Proxy Statement. Pay Governance also provided advice to the Governance and Nominating Committee regarding non-employee director compensation and comparative market information and practices as described under “Non-Employee Director Compensation Program.”

The Compensation and Benefits Committee performed its annual assessment of the consultant’s independence and found no conflict of interest. In its assessment, the Compensation and Benefits Committee considered, among other matters: that Pay Governance provides no other services to the Company (other than to the Compensation and Benefits and Governance and Nominating Committees); the amount of fees received from the Company by Pay Governance as a percentage of Pay Governance’s total revenue; the policies and procedures that Pay Governance has in place to prevent conflicts of interest; any business or personal relationships between the consultants at Pay Governance performing consulting services and any Compensation and Benefits Committee members or any executive officer; and any ownership of Company stock by the consultants. In addition to information provided by Pay Governance, the Company utilized broad-based comparative compensation survey data from Willis Towers Watson, which survey data was not customized for the Company (other than to remove insurance and financial service companies), in order to assist the Company with its general understanding as to whether its compensation programs were competitive with the market.

Recovery of Incentive Compensation

In accordance with the requirements of the NYSE listing standards, we maintain an executive officer clawback policy (the “Clawback Policy”) that empowers the Company to recover certain incentive compensation erroneously awarded to a current or former “Section 16 officer” of the Company, as defined in Rule 16a-1(f) under the Exchange Act (a “Covered Officer”), in the event of an accounting restatement. Unless an exception applies, the Company will recover reasonably promptly from each Covered Officer the covered compensation received by such Covered Officer in the event that the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws as provided in the Clawback Policy.

Under the terms of our 2016 Stock Incentive Plan, the Compensation and Benefits Committee has the right to cancel an award prior to a change in control in the event of a participant’s willful engagement in conduct which is injurious to the Company or any subsidiary and, for awards granted in 2024 and later, the terms of such awards provide that upon termination of employment by the Company for cause, equity awards held by an employee will be forfeited and immediately canceled, and the Board in its discretion may require an employee to repay to the Company any and all shares previously paid (or the equivalent value in cash) pursuant to the equity award terms.

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Beneficial Ownership

Stock Ownership of Certain Beneficial Owners

The following table sets forth the number and percentage of shares of our common stock beneficially owned as of March 1, 2024 (unless otherwise noted) by persons we know to be the beneficial owners of more than 5% of the outstanding shares of our common stock, as reported by such stockholders to the SEC.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership (#)		Percent of Class(1)
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	Common Stock	21,622,197	(2)	12.0%
The Vanguard Group 100 Vanguard Boulevard Malvern, PA 19355	Common Stock	17,959,035	(3)	10.0%
(1)	Percentages are based on 179,558,990 shares of Alcoa common stock outstanding as of March 1, 2024.
(2)

Based solely on information contained in a Schedule 13G/A filed by BlackRock, Inc. on January 23, 2024. BlackRock, Inc. and certain affiliated entities reported aggregate beneficial ownership of 21,622,197 shares, with sole power to vote 19,918,208 shares, sole power to dispose of 21,622,197 shares, shared power to vote zero shares, and shared power to dispose of zero shares.

(3)

Based solely on information contained in a Schedule 13G/A filed by The Vanguard Group on February 13, 2024. The Vanguard Group reported aggregate beneficial ownership of 17,959,035 shares, with sole power to vote zero shares, sole power to dispose of 17,733,231 shares, shared power to vote 58,649 shares, and shared power to dispose of 225,804 shares.

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2024 PROXY STATEMENT

Beneficial Ownership (continued)

Stock Ownership of Directors and Executive Officers

The following table shows the ownership of Alcoa common stock, as of March 1, 2024, by each current director, each director nominee, the NEOs, and all directors and executive officers (serving as of such date) as a group. Executive officers and directors are subject to stock ownership guidelines. Please see “Compensation Discussion and Analysis” for a discussion of executive stock ownership guidelines and “Stock Ownership Guideline for Non-Employee Directors” for a discussion of the non-employee director stock ownership guideline.

Name of Beneficial Owner	Total Beneficial Ownership(2)	Percentage of Class Beneficially Owned	Additional Underlying Stock Units(3)	Total

Directors

Steven W. Williams	81,533	*	4,382	85,915

Mary Anne Citrino	40,044	*	4,382	44,426

Pasquale (Pat) Fiore	24,140	*	4,382	28,522

Thomas J. Gorman	6,706	*	4,382	11,088

James A. Hughes	37,009	*	4,382	41,391

Roberto Marques	0	*	3,561	3,561

Carol L. Roberts	37,009	*	17,953	54,962

Jackson (Jackie) P. Roberts	3,051	*	4,382	7,433

Ernesto Zedillo	40,682	*	46,116	86,798

Named Executive Officers

William F. Oplinger(1)	85,297	*	145,179	230,476

Roy C. Harvey (1)	942,185	*	33,839	976,024

Molly S. Beerman	42,827	*	44,340	87,167

Renato Bacchi	44,834	*	36,350	81,184

Tammi A. Jones	35,458	*	42,940	78,398

Andrew Hastings	0	*	21,680	21,680

Jeffrey D. Heeter(1)	38,590	*	14,260	52,850

Kelly R. Thomas(1)	250	*	0	250

All Directors, Nominees, Named Executive Officers, and Executive Officers as a Group (19 individuals)	1,459,615	*	479,600	1,939,215
*	Indicates that the percentage of beneficial ownership does not exceed 1%, based on 179,558,990 shares of Company common stock outstanding as of March 1, 2024.
(1)

Mr. Oplinger also is a director of the Company. Mr. Harvey was terminated from the Company effective December 31, 2023. Mr. Heeter retired from the Company effective September 1, 2023. Ms. Thomas resigned from the Company effective August 1, 2023.

(2)

This column shows beneficial ownership of Company common stock as calculated under SEC rules. This column includes vested share units held by non-employee directors that are payable upon separation from service from the Board. This column includes, for executive officers, share equivalent units held in the Company’s retirement savings plan that confer voting rights through the plan trustee with respect to shares of Company common stock as follows: Mr. Oplinger, 545, Mr. Harvey, 901, and Ms. Jones, 59. This column also includes shares of Company common stock that may be acquired under employee stock options that are exercisable as of March 1, 2024 or will become exercisable within 60 days thereafter as follows: Mr. Oplinger, 18,770 and all executive officers as a group, 18,770. Non-employee directors do not have Company stock options. This column does not include performance-based restricted share units or time-based restricted share units granted to the executive officers that will not or could not be earned and/or paid within 60 days of March 1, 2024.

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2024 PROXY STATEMENT

Beneficial Ownership (continued)

(3)

For executive officers and non-employee directors, respectively, this column includes deferred share units held under the deferred compensation plan for executives and deferred share units (acquired at Separation due to certain directors’ service on the board of our former parent company) pursuant to the Deferred Fee Plan. Deferred share units are payable in cash and do not have voting rights. For non-employee directors, this column includes unvested restricted share units, which have time-based vesting and are payable following a director’s separation from service from the Board, pursuant to the terms of the Company’s Non-Employee Director Compensation Policy. For executive officers, this column includes unvested time-based awards of restricted share units that will not or could not be earned and/or paid within 60 days of March 1, 2024. For executive officers, this column does not include performance-based restricted share units, which, in addition to service-based vesting criteria, have performance-based criteria that render the total amount of shares ultimately issuable indeterminable until such awards are deemed earned and payable by the Compensation and Benefits Committee after the end of the applicable performance period.

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2024 PROXY STATEMENT

Item 2 Ratification of the Appointment of

PricewaterhouseCoopers LLP as the Company’s Independent Auditor for 2024

Under its charter, the Audit Committee of the Board has sole authority and is directly responsible for the appointment, retention, compensation, oversight, evaluation, and termination of the independent registered public accounting firm (the “independent auditor”) retained to audit the Company’s financial statements.

The Audit Committee evaluated the qualifications, performance, and independence of the Company’s independent auditor, and based on its evaluation, has appointed PricewaterhouseCoopers LLP as the Company’s independent auditor for fiscal year 2024. PricewaterhouseCoopers LLP has served as the Company’s independent auditor since 2015. The independent auditor has unrestricted access to the Audit Committee to discuss audit findings and other financial matters. The Audit Committee believes that PricewaterhouseCoopers LLP is knowledgeable about the Company’s operations and accounting practices. The Audit Committee and the Board believe that the retention of PricewaterhouseCoopers LLP to serve as the Company’s independent auditor is in the best interests of the Company and its stockholders.

The Audit Committee is responsible for the approval of the engagement fees and terms associated with the retention of PricewaterhouseCoopers LLP. The Audit Committee considers whether the services provided by PricewaterhouseCoopers LLP are compatible with maintaining the independence of the Company’s independent auditor. In addition to assuring the regular rotation of the lead audit partner as required by law, the Audit Committee is involved in the selection and evaluation of the lead audit partner and considers whether, in order to assure continuing auditor independence, there should be a regular rotation of the independent auditor.

Although we are not required to seek stockholder ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditor, we are doing so as a matter of good corporate governance. If the stockholders do not ratify the appointment, the Audit Committee will reconsider the selection of PricewaterhouseCoopers LLP. Even if the appointment is ratified, the Audit Committee may appoint a different independent registered public accounting firm at any time during the year if the Audit Committee determines such a change would be in the best interests of the Company and our stockholders.

Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders.

The Board of Directors recommends a vote “FOR” Item 2, the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for 2024.

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2024 PROXY STATEMENT

Item 2 Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Auditor for 2024 (continued)

Audit Committee Report

In accordance with its charter, the Audit Committee of the Board is responsible for assisting the Board to fulfill its oversight of:

•	the integrity of the Company’s financial statements and internal controls,
•	the Company’s compliance with legal and regulatory requirements,
•	the independent auditor’s qualifications and independence, and
•	the performance of the Company’s internal audit function and independent auditor.

It is the responsibility of Alcoa’s management to prepare the Company’s financial statements and to develop and maintain adequate systems of internal accounting and financial controls. The Company’s internal auditors are responsible for conducting internal audits intended to evaluate the adequacy and effectiveness of the Company’s financial and operating internal control systems.

PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm for 2023 (the independent auditor), is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America (“GAAP”) and/or other applicable principles, and for attesting to the effectiveness of the Company’s internal control over financial reporting. The independent auditor also reviews the Company’s interim financial statements in accordance with applicable auditing standards.

In evaluating the independence of PricewaterhouseCoopers LLP, the Audit Committee has (i) received the written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) regarding the audit firm’s communications with the Audit Committee concerning independence, (ii) discussed with PricewaterhouseCoopers LLP the firm’s independence from the Company and management, and (iii) considered whether PricewaterhouseCoopers LLP’s provision of non-audit services to the Company is compatible with the auditors’ independence. In addition, the Audit Committee assures that the lead audit partner is rotated at least every five years in accordance with SEC and PCAOB requirements, and considered whether there should be a regular rotation of the audit firm itself in order to assure the continuing independence of the outside auditors. The Audit Committee has concluded that PricewaterhouseCoopers LLP is independent from the Company and its management.

The Audit Committee has reviewed with the independent auditor and the Company’s internal auditors the overall scope and specific plans for their respective audits, and the Audit Committee regularly monitors the progress of both in assessing the Company’s compliance with Section 404 of the Sarbanes-Oxley Act, including their findings, required resources, and progress to date.

At every regular meeting, the Audit Committee meets separately with each of the independent auditor and the chief internal audit executive, with and without management present, to review the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s accounting and financial reporting. The Audit Committee also meets separately at its regular meetings with the Chief Financial Officer, the Controller, and the General Counsel (including with regards to ethics and compliance matters).

The Audit Committee has met and discussed with management and the independent auditor the fair and complete presentation of the Company’s audited financial statements. The Audit Committee has also discussed and reviewed with the independent auditor all matters required to be discussed under the applicable requirements of the PCAOB and the SEC. The Audit Committee has discussed significant accounting policies applied in the financial statements, as well as alternative treatments. Management has represented that the consolidated financial statements have been prepared in accordance with GAAP, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with both management and the independent auditor.

Relying on the foregoing reviews and discussions, the Audit Committee recommended to the Board, and the Board approved, inclusion of the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, for filing with the SEC. In addition, the Audit Committee has approved, subject to stockholder ratification, the selection of PricewaterhouseCoopers LLP as the Company’s independent auditor for 2024.

The Audit Committee

Carol L. Roberts, Chair

Mary Anne Citrino

Pasquale Fiore

James A. Hughes

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2024 PROXY STATEMENT

Item 2 Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Auditor for 2024 (continued)

Audit Committee Pre-Approval Policy

The Audit Committee has adopted policies and procedures for pre-approval of audit, audit-related, tax, and other services, and for pre-approval of fee levels for such services. These procedures require that the terms and fees for the annual audit service engagement be approved by the Audit Committee. The Audit Committee is required to pre-approve all of the services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval under this policy, it will require specific pre-approval by the Audit Committee before the service is provided. Any proposed services exceeding pre-approved cost levels under the policy require specific pre-approval by the Audit Committee before the service is provided. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will periodically revise the list of generally pre-approved services, based on subsequent determinations. Under the policy, the Audit Committee has delegated limited pre-approval authority to the Chair of the Audit Committee with any pre-approval decisions reported to the Audit Committee at its next scheduled meeting. All services set forth in the following table for both 2023 and 2022 were pre-approved by the Audit Committee before being rendered.

Auditor Fees

The following table shows fees for professional services rendered by PricewaterhouseCoopers LLP for the fiscal years ended December 31, 2023 and December 31, 2022 (in thousands).

	2023	2022

Audit Fees	$7,670	$7,595

Audit-Related Fees	$60	$380

Tax Fees	$48	$46

All Other Fees	$45	$45

Total	$7,823	$8,066

Audit Fees for 2023 and 2022 consisted of fees related to the annual integrated audit of the Company’s consolidated financial statements and review of the interim financial statements, and for statutory audits.

Audit-Related Fees for 2023 and 2022 consisted of fees relating to agreed-upon procedures for regulatory and compliance requirements, and for due diligence work relating to divestitures (2022 only).

Tax Fees for 2023 and 2022 consisted of fees relating to international tax compliance work.

All Other Fees for 2023 and 2022 consisted of fees relating to captive insurance company procedures and for subscription to PricewaterhouseCoopers’ online resource.

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2024 PROXY STATEMENT

Item 3 Approval, on an Advisory Basis, of the

Company’s 2023 Named Executive Officer Compensation

As required by Section 14A of the Exchange Act, the Board is asking you to approve, on an advisory basis, the executive compensation programs and policies and the resulting 2023 compensation of the NEOs listed in the “2023 Summary Compensation Table” in this Proxy Statement, commonly referred to as the “Say-on-Pay” vote. At the 2023 Annual Meeting, stockholders voted to hold an advisory “Say-on-Pay” vote on an annual basis. Based on the Board’s recommendation and the voting results, Alcoa determined that future say-on-pay votes will be held every year (with the next one occurring in 2025) until the next advisory vote on the frequency of such advisory votes in 2029.

The Say-on-Pay vote is advisory; therefore, the result will not be binding on the Company, the Board, or the Compensation and Benefits Committee, and it will not affect, limit or augment any existing compensation or awards. The Compensation and Benefits Committee will, however, take into account the outcome of the vote when considering future compensation arrangements.

You should read the “Compensation Discussion and Analysis” section and the compensation tables in determining whether to approve this proposal. The Board recommends that the stockholders approve the following resolution:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in the Company’s Proxy Statement for the 2024 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the executive compensation tables and the related narrative discussion, is hereby APPROVED.

The Board of Directors recommends a vote “FOR” Item 3, the approval, on an advisory basis, of the Company’s 2023 named executive officer compensation.

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2024 PROXY STATEMENT

Executive Compensation

Compensation Discussion and Analysis

This Compensation Discussion and Analysis (“CD&A”) describes Alcoa’s executive compensation philosophy and the pay programs applicable to the below-referenced NEOs for 2023. The fundamental objectives of our executive compensation program are to align pay with performance, retain talent, and drive stockholder value through programs and practices that incorporate sound policies and best practices. The compensation programs described below have been developed and are overseen by the Company’s Compensation and Benefits Committee (for purposes of this section, the “Compensation Committee” or the “Committee”) to promote the achievement of these objectives.

In 2023, the Company underwent various executive leadership changes, resulting in an increased number of NEOs for 2023.

•

William F. Oplinger: Mr. Oplinger has served as President and CEO since September 2023. He previously served as Executive Vice President and Chief Operations Officer from February 2023 to September 2023, and as Executive Vice President and Chief Financial Officer (“CFO”) from November 2016 through January 2023.

•

Roy C. Harvey: Mr. Harvey served as President and CEO from November 2016 through September 2023. He then served as Strategic Advisor to the CEO from September 2023 until his termination from the Company on December 31, 2023.

•

Molly S. Beerman: Ms. Beerman has served as Executive Vice President and CFO since February 2023. She previously served as Senior Vice President and Controller from November 2019 through January 2023, and Vice President and Controller from December 2016 through October 2019.

•

Renato Bacchi: Mr. Bacchi has served as Executive Vice President and Chief Commercial Officer since August 2023. He previously served as Executive Vice President and Chief Strategy and Innovation Officer from January 2023 through July 2023, as Executive Vice President and Chief Strategy Officer from February 2022 through January 2023, and as Senior Vice President and Treasurer from November 2019 through January 2022.

•	Tammi A. Jones: Ms. Jones has served as Executive Vice President and Chief Human Resources Officer since April 2020.[1]
•	Andrew Hastings: Mr. Hastings has served as Executive Vice President and General Counsel since joining the Company in September 2023.
•	Jeffrey D. Heeter: Mr. Heeter served as Executive Vice President and General Counsel from November 2016 through his retirement from the Company effective September 1, 2023.
•	Kelly R. Thomas: Ms. Thomas served as Executive Vice President and Chief Commercial Officer from February 2022 until she resigned from the Company effective August 1, 2023.

This CD&A is organized as follows: (i) 2023 Overview; (ii) Executive Compensation Philosophy; (iii) Executive Compensation Policies and Practices; (iv) 2023 Say-on-Pay Vote; (v) Executive Compensation Process and 2023 Executive Compensation; (vi) Other Compensation Plans and Arrangements of Alcoa; and (vii) Double-Trigger Termination and Change in Control Terms in Annual Incentive and LTI Awards.

1 Ms. Jones is paid in Canadian dollars and the amounts reflected in this CD&A and the accompanying compensation tables are reflected in U.S. Dollars equivalents, based on an internal exchange rate of $1.00 Canadian Dollar to $0.75 U.S. Dollars.

2023 Overview

In 2022 and early 2023, the Committee reviewed the Company’s executive compensation and pay-for-performance practices with the goals of motivating our executive leadership team and increasing stockholder value, while mitigating unnecessary risk within our pay programs. This evaluation resulted in the following with respect to our 2023 compensation, which is generally consistent with our 2022 executive compensation program:

•	Continued review of our NEO compensation elements against those used in the applicable peer groups.

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•

Approved an annual IC plan that included a continued focus on financial and operating performance, as further described in the “Executive Compensation Process and 2023 Executive Compensation” section of this CD&A.

•	Maintained an equity mix of 60% performance-based restricted share units (“PRSUs”) (at target) and 40% time-based restricted share units (“RSUs”).
•

A three-year cumulative performance period of January 1, 2023 to December 31, 2025 for PRSUs granted in 2023, which can be earned based on three metrics weighted as follows: (i) Total Shareholder Return (relative to the S&P Metals and Mining Select Industry Index) (“Relative TSR”) (35%), (ii) Return on Equity (“ROE”) three-year average (“Average ROE”) (35%), and (iii) Carbon Intensity (30%). Each of the metrics is further described under “2023 Equity Awards: PRSUs and RSUs.”

In 2023, the Company faced challenges, including lower sequential alumina and aluminum pricing and higher production costs. As a result, overall performance under the 2023 IC plan (the “IC Plan”) under the Alcoa Corporation Annual Cash Incentive Compensation Plan (as Amended and Restated) (the “Annual Incentive Plan”) had an achievement level of 75.9% (below target). Our PRSUs for the January 1, 2021 – December 31, 2023 period achieved an overall above target payout of 103.5%, based on above target performance with respect to the Proportional Net Debt and Carbon Intensity metrics and below target performance with respect to the Relative TSR and ROE Improvement metrics.

Executive Compensation Philosophy

Our executive compensation philosophy is based on four guiding principles to drive pay-for-performance and alignment of our compensation program with the interests of our stockholders:

(1)	Motivational: Our executive compensation plans are intended to be highly motivational, retentive, and critical to executive recruiting.
(2)

Targeted at Median: Total compensation (base salary, IC, and LTI) is generally targeted at median of the peer group, with cash and equity incentive opportunities that aim to motivate and reward exceptional performance if goals are achieved at higher than target levels.

(3)	Equity-Dominant and Aligned with Stockholders: Equity comprises the majority of total compensation for NEOs in order to align the interests of NEOs with the stockholders.
(4)

Diversified Metrics: IC and LTI metrics are varied and focus management’s actions on Alcoa’s strategic priorities to Reduce Complexity, Drive Returns, and Advance Sustainably, and on achieving the greatest positive impact on financial performance without creating undue risk.

For 2023, the Committee used its experience and business judgment to determine the appropriate compensation metrics, targets, and awards for our executive officers, including the NEOs. As part of this determination, the Committee assessed numerous factors including:

•	Individual contributions and overall corporate performance;
•	Market positioning, based on peer group data, in consideration of the market median;
•	Attraction and retention of key individuals in a competitive talent market;
•	Complexity, experience, and importance of each NEO’s role and his or her related responsibilities;
•	Aggressiveness of the performance targets;
•	Unanticipated events impacting financial results; and
•	Leadership and growth potential.

Our executive compensation philosophy is reviewed and refined annually by the Committee to align with our strategic priorities, corporate values, business needs, stockholder value, and peer group practices.

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Executive Compensation Policies and Practices

What We Do

Pay-for-Performance. We believe in a “pay-for-performance” philosophy that links executive compensation to the Company’s measured performance in key financial and non-financial areas and the long-term interests of stockholders. For purposes of short-term compensation, the Company evaluated performance against rigorous business metrics selected to incentivize performance, including Adjusted EBITDA Excluding Special Items Non-Normalized, Free Cash Flow—Normalized, Segment Production Performance, Safety, and Inclusive Culture. With respect to LTI awards granted in 2023, the Committee selected metrics in support of our long-term strategy, including Relative TSR, Average ROE, and Carbon Intensity. Each LTI metric is measured over a three-year period, and each is further described in this CD&A.

Consider Peer Groups in Establishing Compensation. To help determine 2023 total direct compensation for our NEOs, the Committee developed and approved the use of two separate peer groups: one group primarily for our CEO and CFO (the “CEO/CFO Peer Group”), which consists of 16 companies (and also is used as a secondary peer group for our other NEOs based on market or position), and a second group, consisting of over 240 companies, for our other NEOs and executives generally (the “Non-CEO/CFO Peer Group”), which uses a broader base of companies. During 2023, the Committee reviewed the continued appropriateness of our peer groups.

The CEO/CFO Peer Group is determined primarily based upon Global Industry Classification Standards, revenue, and market capitalization. The 2023 component companies for the CEO/CFO Peer Group are listed below.

Air Products and Chemicals, Inc.	Cleveland-Cliffs Inc.	Commercial Metals Company	Eastman Chemical Company
Ecolab Inc.	Freeport-McMoRan Inc.	Huntsman Corporation	International Paper Company
Newmont Corporation	Nucor Corporation	PPG Industries, Inc.	Reliance Steel & Aluminum Co.
Steel Dynamics, Inc.	United States Steel Corporation	The Sherwin-Williams Company	WestRock Company

The Non-CEO/CFO Peer Group is determined primarily based upon the same revenue criteria as the CEO/CFO Peer Group and is limited to companies who also participated in the Willis Towers Watson Executive Compensation Survey, excluding financial services and insurance companies. We believe that using this larger peer group creates more stability and consistency in the data, as outside of the CEO and CFO, the position of each NEO varies by organization and may change year-to-year.

Review Tally Sheets. For 2023, the Committee utilized and reviewed tally sheets that summarized various elements of historic and current compensation for the CEO and other NEOs, which helped the Committee synthesize the various components of the 2023 executive compensation program. This information included compensation opportunities, actual compensation, and historical awards.

Maintain Robust Stock Ownership Guidelines. Alcoa maintains stock ownership requirements that align the interests of management with the interests of stockholders by requiring executives to hold substantial equity in Alcoa until retirement. Our stock ownership guidelines require that the CEO and each of the other NEOs retain equity equal in value to a multiple of their base salary, as shown below. These guidelines reinforce management’s focus on long-term stockholder value and their commitment to Alcoa by requiring a meaningful level of ownership for all NEOs. As noted in the Stock Ownership Guidelines Calculation below, stock ownership is measured as of year-end and is impacted by stock performance over the month of December. Until stock ownership requirements are met, each NEO is required to retain 50% of any shares acquired upon the vesting of restricted share units/restricted stock (time- or performance-based) or upon the exercise of stock options. For purposes of satisfying this requirement, “shares” include shares of Alcoa common stock owned outright by the NEO, stock equivalents in the Alcoa Retirement Savings Plan or Deferred Compensation Plan, and unvested time-based RSUs.

Name	Stock Ownership as a Multiple of Salary
Chief Executive Officer	6X
Chief Financial Officer	3X
All other NEOs	2X

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Stock Ownership Guidelines Calculation

Salary as of 12/31	X	Stock Ownership Multiple	÷	Alcoa’s Average Closing Price per Share for the Month of December	=	Shares Required for Stock Ownership Guidelines

As of December 31, 2023, Mr. Bacchi and Ms. Jones had satisfied their respective stock ownership guidelines, and Mr. Oplinger, Ms. Beerman, and Mr. Hastings, who were new to their positions in 2023, had not satisfied their respective stock ownership guidelines. The Committee continues to monitor each current NEO’s progression and achievement of their respective stock ownership requirements.

Equity Award Grant Practices Promote Transparency and Consistency. Alcoa’s practice has been to grant equity awards on the same general timeline each year, with awards based on the closing market price per share of Alcoa stock on the grant date.

Clawback Policy. In accordance with the requirements of the NYSE listing standards, we maintain a Clawback Policy that empowers the Company to recover certain incentive compensation erroneously awarded to a Covered Officer (as defined therein) in the event of an accounting restatement. Unless an exception applies, the Company will recover reasonably promptly from each Covered Officer the covered compensation received by such Covered Officer in the event that the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws as provided in the Clawback Policy.

Rights to Cancel/Recover Compensation Due to Misconduct. Under the terms of our 2016 Stock Incentive Plan, the Committee has the right to cancel an award prior to a change in control in the event of a participant’s willful engagement in conduct which is injurious to the Company or any subsidiary. For awards granted in 2024 and later, the terms of such awards provide that upon termination of employment by the Company for cause, equity awards held by an employee will be forfeited and immediately canceled, and the Board in its discretion may require an employee to repay to the Company any and all shares previously paid (or the equivalent value in cash) pursuant to the equity award terms.

Double-Trigger Equity Vesting in the Event of a Change in Control. “Double-trigger” vesting generally means that if outstanding awards under the 2016 Stock Incentive Plan are replaced by the acquirer or a related entity in a change in control of Alcoa, those replacement awards will not immediately vest (i.e., on a “single trigger” basis). Vesting would accelerate only if the participant is also terminated without “cause” or resigns for “good reason” (as those terms are defined in the Alcoa Corporation Amended and Restated Change in Control Severance Plan (the “CIC Severance Plan”)) within 24 months following or three months preceding the change in control. Performance-based stock awards will be converted to time-vested stock awards upon a change in control and, similarly, would be subject to the same double-trigger vesting provisions.

Severance Policy. We maintain a Severance Policy that generally provides that the Company, after October 15, 2023, will not enter into any new severance arrangements or amend to materially increase any existing severance arrangements with or covering any executive officer of the Company that provides for cash severance benefits exceeding 2.99 times the sum of the executive officer’s base salary plus target annual incentive bonus, without submitting such new or amended severance arrangements to the Company’s stockholders for ratification, on an advisory basis.

Pay Competitive Salaries. The Committee reviewed and set the 2023 salaries of its executive officers, including the NEOs, after consideration of the median of the relevant peer group for their respective positions, individual responsibilities, previous salary changes, experience, and other factors.

Provide Appropriate Benefits. Our NEOs participate in the same benefit plans as our salaried employees. We provide retirement and benefit plans to senior executives for the same reasons as for other employees—to provide a competitive compensation package that offers an opportunity for retirement, savings, and health and welfare benefits. Retirement plans for senior executives generally pay the same formula amount as retirement plans for salaried employees.

Maintain a Conservative Compensation Risk Profile. We review our compensation risk profile on an annual basis. The Committee periodically evaluates the risk profile of our compensation programs when establishing policies and upon approving IC and LTI plan designs. Additionally, the Board annually considers risks related to compensation in its oversight

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of enterprise risk management. These evaluations include a consideration of the ways in which we believe compensation risk is effectively managed or mitigated, including as follows:

•	the use of corporate-wide metrics encourages cooperation between business segments by focusing on the same goals;
•	the application of operational metrics as necessary to further link compensation to the performance of our core businesses;
•	the mix between short-term and long-term incentives, and balance between cash and equity programs;
•	balancing grants of performance-based PRSUs and time-based RSUs under the LTI plan;
•	caps on both the individual plan metrics and the overall incentives;
•	use of multiple financial and non-financial performance measures in our incentive plans;
•	discretion retained by the Committee to adjust awards;
•	stock ownership guidelines requiring the holding of substantial equity in Alcoa;
•	clawback policy and other rights that empower the Company to recover certain incentive compensation; and
•	prohibitions on short selling, hedging and pledging Alcoa securities.

Retain an Independent Compensation Consultant. In 2023, the Committee directly retained an independent compensation consultant, Pay Governance, that provided advice as requested by the Committee on the amount and form of certain executive compensation, including, among other items, executive compensation best practices, market trends and developments, insights concerning say-on-pay, pay versus performance and other comparative compensation disclosures, and analysis and review of Alcoa’s compensation plans for executives. The independent consultant also provided consulting services to the Governance and Nominating Committee regarding non-employee director compensation. The independent consultant did not provide any services to Alcoa other than the services provided directly to the Board committees.

What We Don’t Do

No Employment Contracts. We do not have employment contracts with any of our NEOs that guarantee employment.

No Short Selling, Hedging, or Pledging of Alcoa Stock. Directors, officers, and employees are prohibited from engaging in short selling, hedging, or pledging transactions with respect to our securities. Short sales of Alcoa securities (i.e., sales of securities that are not then owned) and derivative or speculative transactions, including puts and calls, in Alcoa securities by our directors, officers, and employees are prohibited. In addition, no director, officer or employee or any designee of such director, officer, or employee is permitted to purchase or use financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds) or otherwise engage in transactions that hedge or offset, or that are designed to hedge or offset, any decrease in the market value of Alcoa securities. Directors and officers are also prohibited from holding Alcoa securities in margin accounts and from pledging Alcoa securities as collateral.

No Excise Tax Gross-Ups for Participants in the CIC Severance Plan. The CIC Severance Plan provides that no excise or other tax gross-ups will be paid, and that severance benefits will be available only upon termination of employment for “good reason” by an officer or without cause by Alcoa in correlation with a Change in Control (as defined in the CIC Severance Plan). For a discussion of the CIC Severance Plan, see “Other Compensation Plans and Arrangements of Alcoa” and “Potential Payments Upon Termination or Change in Control.”

Limited Perquisites. Consistent with our executive compensation philosophy, we limit the perquisites provided to executive officers to business-related relocation and international assignments that serve reasonable business purposes.

Limited Tax Gross-Ups Reserved for Certain Critical Business-Related Purposes. Alcoa does not provide our NEOs with tax gross-ups or reimbursements on perquisites, other than in limited circumstances for business-related relocation and international assignments which are deemed to be in the best interests of the Company to retain our executive talent and are consistent with market practice.

No Dividend Equivalents on Stock Options, and No Payment of Dividend Equivalents on Unvested Stock Awards. Dividend equivalents are accrued on unvested restricted stock unit awards and paid only if and when such awards vest. Such dividend equivalents are calculated at the same rate as any dividends paid on our common stock. Dividend equivalents are not paid on stock options or stock appreciation rights (which we have not granted to date).

No Discounting of Stock Options or Repricing of Underwater Stock Options (including cash-outs). The 2016 Stock Incentive Plan prohibits the discounting and the repricing of stock options, including cash-outs, without stockholder approval.

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2023 Say-on-Pay Vote

Stockholders have continued to express support for Alcoa’s compensation programs, as evidenced by our 2023 Say-on-Pay vote, which received over 94% approval. This level of support for our executive compensation programs was viewed by our Committee as an indication that no significant changes to our programs were warranted. The Committee will continue to consider stockholder feedback, including the advisory Say-on-Pay vote, as it evaluates the design of executive compensation programs and specific compensation decisions for executive officers in the future.

Executive Compensation Process and 2023 Executive Compensation

The Committee followed the process illustrated below in determining the CEO’s and other NEOs’ compensation at the beginning of the fiscal year. Officers do not determine the amount or form of executive or director compensation, although the CEO provides recommendations to the Committee regarding compensation changes and incentive compensation for other officers. The same general process was followed with respect to the determination of NEO compensation in connection with executive officer position changes over the course of the fiscal year.

To attract, motivate, align, and retain high performing executives, we designed our 2023 executive compensation program to target total compensation generally at the median of the peer group, with cash and equity incentive opportunities that aim to motivate and reward exceptional performance if goals are achieved above target levels.

The potential for an above target award of IC and LTI compensation has proven to be a significant retention factor, with a demonstrable impact on motivating managers to achieve strong operational and financial performance. While our program includes a reduced payout from minimum to target, we have also established payout multiples for overachievement that can be earned with significant upside performance but with caps on potential maximum payouts.

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In 2023, Alcoa continued to design its executive compensation program to pay for performance, with equity as the most significant portion of total compensation. We established performance metrics and targets at the beginning of 2023 for our annual IC awards and our three-year cumulative PRSU program. As with last year, the Committee approved weighting performance-based incentives commensurate with each NEO’s position and level of responsibility. For 2023, approximately 89% of the target compensation for both CEOs and approximately 72% to 79% of our other NEOs’ target compensation was performance-based, variable, and/or at-risk, with the remaining amounts in the form of base salary.

Components of 2023 Executive Compensation Program

Component	Purpose	Design

Base Salary (cash)	Reflects the experience of the NEO and expected day-to-day contributions. Amounts are supported by competitive market and CEO/CFO peer group data.	Reviewed at least annually to consider changes in position responsibility, experience, and market competitiveness.

Annual Incentive Compensation (short-term cash opportunities)	Short-term, at-risk pay designed to motivate achievement of annual performance goals in support of our strategic priorities.

Market competitive targets established for NEOs.

Performance-based annual financial (Adjusted EBITDA Excluding Special Items—Non-Normalized, Free Cash Flow—Normalized, Segment Production Performance) and non-financial metrics (Safety and Inclusive Culture). There are reduced payouts if performance is between minimum and target, and participants have an opportunity to earn increased payouts when targets are exceeded.

Long-Term Incentive (long-term equity opportunities)	Long-term, at-risk pay designed to balance short-term at-risk pay, align the interests of executives with stockholders, support our strategic priorities, encourage executive retention, and align our programs with market practices.

Our NEOs received LTI compensation opportunities in two parts:

1)  PRSUs, to reward performance based on Relative TSR, Average ROE, and Carbon Intensity metrics; and

2)  Time-Based RSUs, to retain NEOs through the challenges of a commodity-driven business

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2023 Base Salaries

We review each NEO’s base salary with the following primary considerations in mind: experience in the position, individual responsibilities, and the median of the peer group for their respective positions, as well as other market data. Alcoa pays salaries to its NEOs to provide an appropriate level of fixed compensation that enables the attraction and retention of highly skilled executives and mitigates the incentive to assume highly risky business strategies to maximize IC compensation. The base salaries for our NEOs (other than Mr. Hastings, who joined Alcoa in September 2023) were reviewed at the beginning of 2023, with changes effective on February 1, 2023 (Mr. Bacchi, Ms. Beerman, and Mr. Oplinger, in connection with position changes effective as of such date), or March 1, 2023 (Mr. Harvey, Mr. Heeter, Ms. Jones, and Ms. Thomas, following the Company’s normal course timing for base salary increases). In addition, the base salaries for the following NEOs were reviewed and adjusted later in the year in connection with additional position changes: Mr. Bacchi (August 1, 2023) and Mr. Oplinger (September 24, 2023).

Name	Salary as of December 31, 2022	Salary as of December 31, 2023
William F. Oplinger	$712,204	$1,200,000
Roy C. Harvey(1)	$1,157,520	$1,203,820
Molly S. Beerman	$369,873	$641,500
Renato Bacchi	$425,000	$560,000
Tammi A. Jones	$438,900	$456,456
Andrew Hastings(2)	—	$575,000
Jeffrey D. Heeter(3)	$553,989	$576,149
Kelly R. Thomas(4)	$450,000	$517,500
(1)	Mr. Harvey, formerly President and Chief Executive Officer, was serving as Strategic Advisor to the CEO on December 31, 2023.
(2)	Mr. Hastings joined the Company effective September 1, 2023.
(3)	Mr. Heeter retired from the Company effective September 1, 2023.
(4)	Ms. Thomas resigned from the Company effective August 1, 2023.

2023 Annual Incentive Compensation

We based IC opportunities for 2023 on the following parameters, as well as the individual goals and contributions of each NEO:

•

70% financial targets: Adjusted EBITDA Excluding Special Items—Non-Normalized (20%), Free Cash Flow—Normalized (20%), and Segment Production Performance (30%) metrics, as more fully described below; and

•	30% non-financial targets: Safety (20%) and Inclusive Culture (10%) metrics, as more fully described below.

Alignment of Non-Financial Metrics with Company Strategy

Alcoa included safety metrics in the IC Plan to encourage continued focus on our top priority of protecting the safety of our workforce and communities. The Committee adjusted the safety metrics of the 2023 IC Plan to incorporate the Company’s tailings facilities as follows:

•	The “Zero Fatalities” metric was expanded to include external (community) fatalities as a result of a Company tailings facility failure; and

•	The “FSI—Actual” metric was expanded to include external actual fatal and serious injuries (“FSI—Actual”) as a result of a Company tailings facility failure.

“Inclusive Culture” metrics continue to be included in the 2023 IC Plan to support the Company’s vision to build a more inclusive culture, which support Company efforts to attract, engage, and retain top talent. We believe that embracing people’s differences and creating an inclusive culture that reflects the communities within which we operate strengthens the organization’s strategy and operations.

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2023 Company IC Plan Metrics

The below chart describes the specific 2023 performance targets, metrics, and results for the 2023 Company IC Plan awards:

Performance Metric(1)	Metric Weight	Performance Minimum (0%)	Performance Threshold (50%)	Performance Target (100%)	Performance Maximum (150%)	Performance Super- Maximum (200%)	Performance Results*	Achievement %*	Weighted Result*
Financial Metrics (70%)
Adjusted EBITDA Excluding Special Items–Non- Normalized ($M)(2)	20%	820	995	1,170	1,345	1,520	536	0%	0.0%
Free Cash Flow—Normalized ($M)(2)	20%	(544)	(369)	(194)	106	406	(71)	121%	24.1%
Alumina digester production (tpd)	15%	29,979	30,442	30,906	31,138	31,370	30,153	19%	2.8%
Aluminum pot room production (kmt)	15%	2,116	2,148	2,181	2,197	2,214	2,115	0%	0.0%
Non-Financial Metrics (30%)
Safety
Zero Fatalities (count)(3)	10%	1	—	—	—	0	0	200%	20.0%
FSI—Actual (count)(4)	10%	—	5	3	—	1	2	150%	15.0%
Inclusive Culture(5)
Global Women (%)	5%	—	18.8%	19.3%	—	19.8%	19.1%	79%	4.0%
Underrepresented Employee Hires (%)	5%	—	30.0%	33.0%	—	43.0%	44.1%	200%	10.0%
Total	100%								75.9%
*	Numbers are rounded and therefore may not fully align to weighted results.
(1)	The maximum payout for each financial and non-financial metric is 200%.
(2)

Adjusted EBITDA Excluding Special Items–Non-Normalized and Free Cash Flow—Normalized are non-GAAP financial measures. Please see “Attachment A—Additional Information Regarding Performance Measures” for a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures. Additionally, as a result of Adjusted EBITDA Excluding Special Items not being normalized for the effects of currency, metal prices, and the Alumina Price Index (“API”), the target varies year-over-year, and may be less than the prior year.

(3)

This metric is achieved (at the super-maximum performance level of 200%) only if there are zero fatalities. If there is any fatality, this metric has no earned amount or payout. This metric includes external fatalities as a result of a Company tailings facility failure.

(4)

The FSI-Actual safety metric focuses on reducing the number of fatal and serious injuries/illnesses that are life-altering or life-ending and is capped at a target payout if there is any fatality during the annual performance period. This metric includes external FSI-Actual as a result of a tailings facility failure.

(5)

The Inclusive Culture metrics represent the percentage of females in the Company’s global workforce and the percentage of Company hires from the following underrepresented groups during 2023: women (global); ethnicity (U.S., Brazil, Australia); and disability (U.S. and Brazil).

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2023 Target Annual Incentive Compensation Opportunities

The Committee set and approved the following target annual incentive opportunities for each NEO based on his or her then-current job band and review of comparative market data, either in January 2023, or, in the cases of NEOs who received promotions or were new hires, at such time.

Named Executive Officer	Target IC Opportunity for 2023 (% of Base Salary Earnings)	Total IC Opportunity for 2023 at Target $	Total IC Opportunity for 2023 at Maximum $(1)

William F. Oplinger	150%	$1,293,387	$2,586,774

Roy C. Harvey(2)	150%	$1,794,155	$3,588,310

Molly S. Beerman	100%	$618,864	$1,237,728

Renato Bacchi	80%	$402,000	$804,000

Tammi A. Jones	75%	$339,962	$679,924

Andrew Hastings	80%	$153,333	$306,666

Jeffrey D. Heeter(3)	80%	$304,325	$608,650

Kelly R. Thomas(4)	80%	$232,500	$465,000
(1)	The maximum payout under the IC Plan is 200% of target.
(2)	Mr. Harvey remained an employee of the Company through December 31, 2023, and pursuant to his severance agreement, remained eligible for a full year 2023 IC payout.
(3)	Mr. Heeter retired from the Company effective September 1, 2023 and, in connection therewith, was eligible for a pro rata 2023 IC payout.
(4)	Ms. Thomas resigned from the Company effective August 1, 2023 and was ineligible for a 2023 IC payout.

2023 Annual Incentive Compensation Payout Determination and Amounts

In January 2024, the Committee met to consider 2023 Alcoa performance and individual contributions to determine IC payouts for each NEO for 2023. Based on the metrics outlined earlier in this section, Alcoa’s performance results under the IC Plan were achieved at 75.9% of target (before consideration of each NEO’s individual contributions). The resulting IC payout for the NEOs was based on the following formula, with the individual contributions adjustment applied to the performance results, as further described below, measured from January 1, 2023 through December 31, 2023, and subject to a maximum payout of 200% of target.

Formula to Determine 2023 Annual Incentive Compensation Payout

Base Salary Earnings ($) (fiscal year)	x	Applicable Target Incentive Opportunity (%)	x	Achievement Based on Company Results (%)	+/-	Individual Contributions Adjustment	=	Annual IC Payout ($)

At the beginning of 2023, each NEO’s performance goals and objectives were established in support of the organization as a whole, and as to each function (as described below). The Committee undertook a qualitative review of the performance of each NEO serving as of December 31, 2023, relative to their respective goals and objectives in determining the 2023 IC payouts, placing specific emphasis on each NEO’s roles and contributions to the overall success of the Company throughout 2023. The IC payouts reflect the achievements of the NEOs in a highly complex and rapidly changing commodity environment impacted by lower aluminum and alumina pricing and higher production costs. The following is a summary of the Committee’s conclusions with respect to the performance of each current NEO:

Mr. Oplinger began the year with oversight of Alcoa’s global operations as Chief Operations Officer and was elevated to CEO when the Board executed the succession plan. As CEO, he took responsibility for the Company’s strategic priorities and maintained engagement with the Chairman and the Board, specifically around the following key areas: driving a high performance culture, obtaining approval of the mining and management program for the Huntley and Willowdale bauxite mines in Western Australia; improving safety performance and accountability across the business, with expanded focus on tailings management; maintaining a strong balance sheet and providing capital returns to stockholders; and driving sustainability through continued investment in innovative technologies.

Ms. Beerman led the Company’s finance, tax, treasury, investor relations, and information technology functions and made valuable contributions in her first year as CFO. Her team was tasked with disciplined capital allocation, maintaining a strong

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balance sheet through further reductions in net pension liabilities and driving working capital improvements amid challenging market conditions. Throughout the course of 2023, Ms. Beerman’s team focused on upgrading the financial reporting systems and restructuring the Financial Planning and Analysis team to better support operations in strategic decision making.

Mr. Bacchi was elevated from Chief Strategy & Innovation Officer to Chief Commercial Officer in August 2023, gaining responsibility for Alcoa’s Commercial function, which includes sales and trading, marketing, supply chain, commercial operations, procurement, and transformation, and he oversees the Company’s global energy assets and innovative research and development programs. Mr. Bacchi’s teams focused on progressing the Company’s technology roadmap, including the ELYSISTM technology and ASTRAEATM technology and continuing sales growth of the Company’s SustanaTM product line.

Ms. Jones demonstrated leadership of the Company’s human resources function, including talent retention and recruitment, compensation and benefits, training and development, and labor relations. Mr. Jones successfully led the execution of the Company’s CEO succession plan with the CEO and Board and supported several executive transitions in 2023. Ms. Jones and her team further supported the Company’s values and culture by refreshing the employee value proposition and total rewards philosophy, further developing the talent pipeline and overall succession health, and continuing to progress towards an inclusive culture across the organization.

Mr. Hastings joined Alcoa in September 2023 and quickly made impactful contributions to the Executive Team and within the legal function focusing on team development and engagement. He is responsible for the legal, governance, ethics and compliance, and global security functions of Alcoa. Mr. Hastings and his team provided strong support and counsel for several strategic efforts across the business including those in Australia and Spain, which continue to evolve. His team also evaluates and manages risk and liabilities that the Company faces in the ordinary course of business. The governance team facilitated active and transparent engagement with the Board of Directors and assisted with the CEO transition in 2023.

Based on these conclusions and taking into consideration each NEO’s performance goal achievements, the Committee approved the individual contribution result for each NEO set forth in the table below as reflective of the NEOs’ contributions to the Company’s outcomes. The total 2023 incentive compensation payout amounts to the NEOs were as follows:

Name	2023 Base Salary Earnings	IC Target %	IC Target $	Performance Results %	IC Based on Performance Results	Individual Contribution Adjustment	Total IC Payout

William F. Oplinger(1)	$862,258	150%	$1,293,387	75.9%	$981,681	—	$1,000,000

Roy C. Harvey(2)	$1,196,103	150%	$1,794,155	75.9%	$1,361,764	—	$1,361,764

Molly S. Beerman	$618,864	100%	$618,864	75.9%	$469,718	10%	$516,690

Renato Bacchi	$502,500	80%	$402,000	75.9%	$305,118	5%	$320,374

Tammi A. Jones	$453,282	75%	$339,962	75.9%	$258,031	25%	$322,539

Andrew Hastings	$191,667	80%	$153,333	75.9%	$116,380	10%	$128,018

Jeffrey D. Heeter(3)	$380,406	80%	$304,325	75.9%	$230,983	—	$230,983

Kelly R. Thomas(4)	—	—	—	—	—	—	—
(1)

Mr. Oplinger’s 2023 IC target percentage was based on his position as CEO effective September 24, 2023. Mr. Oplinger’s IC Based on Performance Results was adjusted by the Committee to a $1,000,000 Total IC Payout.

(2)	Mr. Harvey remained an employee of the Company through December 31, 2023, and pursuant to his severance agreement, remained eligible for a full 2023 IC payout.
(3)	Mr. Heeter retired from the Company effective September 1, 2023 and in connection therewith, remained eligible for a pro rata 2023 IC payout. Mr. Heeter’s 2023 IC payout was approved by the Committee.
(4)	Ms. Thomas resigned from the Company effective August 1, 2023 and was ineligible for a 2023 IC payout.

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Executive Compensation | Compensation Discussion and Analysis | Executive Compensation Process and 2023 Executive Compensation (continued)

2023 Equity Awards: PRSUs and RSUs

In early 2023, and in the case of Mr. Hastings, in September 2023, Alcoa granted the LTI awards to the NEOs to align their interests with those of stockholders, link compensation to stock price appreciation over a multi-year period, and support retention. The 2023 LTI awards were in the form of 60% PRSUs (at target) and 40% RSUs. In each case, the grant value was based upon the job band of each NEO (which is reflective of the market data for their respective positions) and, in the case of all of the NEOs other than Mr. Hastings, his or her contribution to the Company at the time of grant.

Mix of Long-Term Incentive Awards

•

PRSUs (60%). PRSU award performance is based on achievement against cumulative three-year performance targets related to the following metrics: (i) Relative TSR (35%), (ii) Average ROE (35%), and (iii) Carbon Intensity (30%). These metrics are designed to align the LTI plan with Alcoa’s strategic priorities to Reduce Complexity, Drive Returns, and Advance Sustainably. Earned PRSUs will be settled in shares of common stock after the end of the three-year performance period. The maximum award level is 200% of the target award. The 2023 PRSU awards have a performance period of January 1, 2023 through December 31, 2025.

•	Time-based RSUs (40%). RSUs vest on the third anniversary of the grant date, providing a multi-year retention incentive.

2023 Grants of Long-Term Incentive Awards to Each NEO

In 2023, the Committee granted the following LTI awards to each NEO, based on the closing price per share of the Company’s common stock on the grant date of January 25, 2023 for the RSUs, and February 22, 2023 for the PRSUs, and in the case of Mr. Hastings, on the grant date of September 15, 2023. If and to the extent that the 2023 PRSU awards are earned, as determined by the Committee after the end of the performance period, the 2023 PRSUs will be paid out in shares of Company common stock on a one-unit to one-share basis. The amount of the 2023 PRSUs earned, if any, will be based on the Company’s performance against goals relating to the metrics described below, with payout ranging from 0 to 200% of target for each NEO’s 2023 PRSU award:

Name	2023 LTI Fair Market Value at Grant	Number of PRSUs (Target)	Number of RSUs

William F. Oplinger(1)	$2,250,656	27,570	17,250

Roy C. Harvey(2)	$8,000,331	98,000	61,320

Molly S. Beerman	$1,800,231	22,050	13,800

Renato Bacchi	$1,250,876	15,320	9,590

Tammi A. Jones	$1,000,302	12,250	7,670

Andrew Hastings(3)	$400,150	8,320	5,550

Jeffrey D. Heeter	$1,000,302	12,250	7,670

Kelly R. Thomas(4)	$1,250,876	15,320	9,590
(1)	Mr. Oplinger’s 2023 LTI award is reflective of his role as Chief Operations Officer at the time of grant.
(2)	In connection with his termination from the Company effective December 31, 2023, Mr. Harvey forfeited his 2023 LTI awards.
(3)	Mr. Hastings received a pro rata 2023 LTI award grant on September 15, 2023 upon joining the Company.
(4)	In connection with her resignation from the Company effective August 1, 2023, Ms. Thomas forfeited her 2023 LTI awards.

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Executive Compensation | Compensation Discussion and Analysis | Executive Compensation Process and 2023 Executive Compensation (continued)

PRSU Metrics

•

Relative TSR (35%): Relative TSR means Alcoa’s total shareholder return relative to performance of peers in the S&P Metals and Mining Select Industry Index over the performance period with the payout achievement scale as follows:

0% (Minimum)	100% (Target)	200% (Maximum)
25th percentile	50th percentile	75th percentile

•

Average ROE (35%): Average ROE is calculated by dividing net income (loss) attributable to Alcoa by shareholder’s equity at the end of each fiscal year in the 2023-2025 performance period, then dividing by three years to calculate the average. Payouts as a percentage of target are subject to straight line interpolation to the extent that the performance metrics are achieved between the percentage levels outlined in the table above. The Committee considered the Company’s Average ROE goals to be challenging but achievable given the information available at the time of setting the goals. Please see “Attachment A—Additional Information Regarding Performance Measures” for further discussion of the Average ROE calculation.

•

Carbon Intensity (30%): This metric aligns with our announced strategic initiatives and consists of two goals: (i) reducing carbon emissions in our alumina refining operations compared to peer companies from the CRU for refineries exceeding 2.5 million metric tons annual production (15.0% weighting), with the target to maintain the Company’s ranking as the lowest emitter in the alumina refining industry, and (ii) increasing production from direct and purchased renewable energy in our aluminum smelting operations (15.0% weighting), from the Company’s position of having 86% renewable energy production at the end of 2022. The Committee considered the Company’s Carbon Intensity goals to be challenging but achievable given the information available at the time of setting the goals. Please see “Attachment A—Additional Information Regarding Performance Measures” for further discussion of the metric.

2021 PRSUs—Performance Targets and Achievement

The 2021 PRSU awards were granted by the Committee with the performance goals of (i) ROE Improvement, (ii) Relative TSR, (iii) Proportional Net Debt, and (iv) Carbon Intensity, which were equally weighted at 25% and measured over the performance period of January 1, 2021 through December 31, 2023. At the time that the PRSUs were awarded on January 27, 2021, the grant price was $18.66. Performance relative to the applicable goals, and the amount of shares earned for the three-year cumulative performance period, was determined by the Committee after the end of the three-year period using the following formula:

Payout Based on Three-Year Performance Period (January 1, 2021—December 31, 2023)

Target Opportunity (Number of PRSUs)	x	% Achievement Based on Alcoa Performance (Relative to Targets)	=	Potential Payout based on Performance

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Executive Compensation | Compensation Discussion and Analysis | Executive Compensation Process and 2023 Executive Compensation (continued)

Based on performance against the goals set forth in the below chart, the 2021 PRSU awards were earned as follows:

Alcoa Performance Targets and Results (January 1, 2021—December 31, 2023)

Metric (%)(1)	Weight	Minimum (0%)	Threshold (50%)	Target (100%)	Maximum (150%)	Super Maximum (200%)	Results		Weighted Results

ROE Improvement (measured in basis points)	25%	0 bps	Interpolation	100 bps	Interpolation	200 bps	-1,186 bps		0.0%

Relative TSR(2)	25%	25th percentile	Interpolation	50th percentile	Interpolation	75th percentile	19 of 33		16.7%

Proportional Net Debt (dollars in billions)	25%	$3.4	$2.9	$2.4	$2.1	$1.9	$1.7		50.0%

Carbon Intensity:

Alumina—Lowest CO2e refiner in industry(3)	12.5%	Rank > 5	Rank 2-4	Rank 1	Rank 1 and 5 improvement from 2019%	Rank 1 and 10 improvement from 2019%	Rank 1 +5.3 improvement	%	19.1%

Aluminum—Production from renewable energy(4)	12.5%	70%	77%	83%	89%	95%	88%		17.7%

Total	100%								103.5%
(1)

Please see “Attachment A—Additional Information Regarding Performance Measures” for additional description of these measures and reconciliations of the non-GAAP financial measures against the most directly comparable GAAP financial measures.

(2)

Relative TSR, which was determined by ranking the Company’s TSR relative to peers’ TSR in the S&P Metals and Mining Select Industry Index, based on the average closing price per share for Alcoa and the index for the number of active trading days in December as measured at the beginning and at the end of the performance period (assuming all dividends are reinvested).

(3)

Alumina segment CO2e in refining operations was measured by tons of CO2e per tons of alumina produced relative to other alumina refineries. Company results include the Alumar refinery at 54.0% and Ma’aden at 25.1% based on Alcoa ownership.

(4)	Aluminum segment renewable energy production in smelting operations includes both direct and purchased renewable energy.

PRSUs—2021 Award Payouts

The three-year performance period applicable to the 2021 PRSU awards ended on December 31, 2023 and, as described in the table above, the Committee determined that the awards were earned at 103.5% of target (rounded up to the nearest whole share) based on the performance results.

Named Executive Officer	2021 PRSU Grants (Target)	Performance Period Results	Total Earned Shares for the 2021 PRSU Grants

William F. Oplinger	63,670	103.5%	65,899

Roy C. Harvey	282,960	103.5%	292,864

Molly S. Beerman	11,260	103.5%	11,655

Renato Bacchi	11,260	103.5%	11,655

Tammi A. Jones	32,160	103.5%	33,286

Andrew Hastings(1)	—	—	—

Jeffrey D. Heeter	35,370	103.5%	36,608

Kelly R. Thomas(1)	—	—	—
(1)	Mr. Hastings and Ms. Thomas were not employees of the Company at the time of the 2021 PRSU grants.

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Executive Compensation | Compensation Discussion and Analysis | Other Compensation Plans and Arrangements of Alcoa (continued)

Other Compensation Plans and Arrangements of Alcoa

Change in Control Severance Plan

We maintain the CIC Severance Plan. The CEO, CFO, General Counsel, the other current NEOs, and other officers designated by the Committee are eligible to participate in the CIC Severance Plan. Under the CIC Severance Plan, an eligible employee who incurs a qualifying termination of employment, which is generally a termination without cause or resignation for good reason within 24 months following, or three months preceding, a change in control, will generally be entitled to receive:

•

cash severance equal to three times, in the case of the CEO, CFO and General Counsel, and such other persons or positions as may be designated by the Committee from time to time (the “Tier I Employees”), and two times, in the case of other participants, the sum of the employee’s annual base salary and his or her target annual incentive compensation with respect to the year of the change in control;

•	a pro-rated target annual bonus;
•

continued life, accident and health benefits for up to three years, in the case of Tier I Employees, and up to two years, in the case of other participants, following the qualifying termination of employment;

•

a cash lump sum amount representing the estimated equivalent of three years, in the case of Tier I Employees, and two years, in the case of other participants, additional retirement benefits under the Company defined contribution plans in which the officer participates; and

•	reasonable outplacement services for a period of up to twelve months.

In addition, an eligible employee will be entitled to receive benefits under Alcoa’s post-retirement health care plan if the employee would have become entitled to benefits under this plan had he or she remained employed during the three years, in the case of Tier I Employees, and two years in the case of other participants, following the qualifying termination. If amounts payable to an officer under the CIC Severance Plan would be subject to an excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended (the “Code”), such amounts will be reduced if necessary to maximize the after-tax payment to the officer.

Severance Agreements

Alcoa has entered into severance agreements with each of the CEO and CFO (together, the “CEO/CFO Severance Agreements”) and other NEOs (collectively, the “Officer Severance Agreements”), for the purpose of providing severance benefits to such officers upon a qualifying termination of employment that occurs other than in connection with a change in control. Payment is generally contingent upon the officer’s execution of a release of claims.

Under the CEO/CFO Severance Agreements, such officer will receive a payment of $50,000 upon a voluntary resignation where such officer provides three months’ notice to Alcoa and executes a release of claims. Upon an involuntary termination without cause, such officer is generally entitled to receive the greater of (i) amounts under the applicable company involuntary severance policy, to which such officer would otherwise be entitled if a participant, or (ii) the following: (a) cash severance equal to two times the officer’s annual base salary, (b) a pro-rated annual bonus for the year in which the termination occurs, (c) reasonable outplacement services for a period of up to twelve months, (d) $50,000 in consideration for the execution of a release of claims, (e) continued health benefits for two years following termination, and (f) a cash lump sum amount designed to provide two years of additional retirement benefits under the Company defined contribution plans in which the officer participates.

Under the Officer Severance Agreements, upon an involuntary termination of the officer’s employment without cause, the officer is generally entitled to receive the greater of (i) amounts under the applicable company involuntary severance policy, to which such officer would otherwise be entitled if a participant, or (ii) the following: (a) cash severance equal to the officer’s annual base salary, (b) a pro-rated annual bonus for the year in which the termination occurs, (c) reasonable outplacement services for a period of up to twelve months, (d) continued health benefits for one year following termination, and (e) a cash lump sum amount designed to provide one year of additional retirement benefits under the Company defined contribution plan in which the officer participates.

Each executive severance agreement contains a provision limiting the aggregate cash payouts thereunder to 2.99 times base salary plus incentive bonus.

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Executive Compensation | Compensation Discussion and Analysis | Other Compensation Plans and Arrangements of Alcoa (continued)

Severance Policy

We maintain a Severance Policy, which generally provides that the Company, after October 15, 2023, will not enter into any new severance arrangements or amend to materially increase any existing severance arrangements with or covering any executive officer of the Company that provides for cash severance benefits exceeding 2.99 times the sum of the executive officer’s base salary plus target annual incentive bonus, without submitting such new or amended severance arrangements to the Company’s stockholders for ratification, on an advisory basis.

Other Officer Arrangements

Effective August 1, 2023, Ms. Thomas voluntarily resigned from the Company. Ms. Thomas did not receive any payments or benefits in connection with her departure.

Effective September 1, 2023, Mr. Heeter retired from the Company. At the time of his retirement, Mr. Heeter was eligible for retirement benefits as he satisfied the retirement eligibility criteria under the 2016 Stock Incentive Plan (age 55 and 10 years of service with the Company). Pursuant to the applicable terms and conditions of his outstanding unvested equity incentive awards, following his retirement, his outstanding unvested RSUs and PRSUs will continue to vest on their original stated vesting schedules (subject to the achievement of applicable performance goals, in the case of his PRSUs). Mr. Heeter did not receive any additional payments or benefits in connection with his retirement. Please see “Potential Payments Upon Termination or Change in Control—NEO Departures” for additional information. All payments and benefits received by Mr. Heeter in connection with his retirement were made in accordance with the terms and conditions of the applicable agreements,

Effective December 31, 2023, Mr. Harvey was involuntarily terminated without cause. He ceased serving in his position as President and Chief Executive Officer of the Company effective September 24, 2023, and subsequently remained an employee of the Company, serving as Strategic Advisor to the CEO from September 24, 2023 through December 31, 2023 in order to provide for an orderly transition of his duties to Mr. Oplinger. In connection with his termination and following his execution and non-revocation of releases of claims against the Company, Mr. Harvey received or will receive certain payments and benefits pursuant to the terms and conditions of his Amended and Restated Executive Severance Agreement with the Company and applicable terms and conditions of awards. Please see “Potential Payments Upon Termination or Change in Control—NEO Departures” for additional information.

Sign-On and Retention Bonus for Mr. Hastings

In connection with inducing Mr. Hastings to accept our offer of employment, we paid him a sign-on and retention bonus of $100,000 in September 2023. If Mr. Hastings voluntarily terminates his employment with Alcoa for any reason prior to September 1, 2024, he must reimburse Alcoa for the bonus payment. His other compensatory arrangements with the Company are described in this CD&A.

Alcoa Corporation Deferred Compensation Plan

Under the Alcoa USA Corp. Deferred Compensation Plan, participants may defer base salary amounts and certain incentive plan awards until a later date. Generally, earnings on nonqualified deferred compensation include returns on notional investments that mirror the investment alternatives available to all salaried employees under the Alcoa Retirement Savings Plan for Salaried Employees. In 2023, the NEOs did not receive preferential/above market earnings on their investments. If an NEO’s contributions to the 401(k) Plan exceed the limit on contributions, the executive may elect to have the amount over the limit “spill over” as pre-tax contributions into the nonqualified deferred compensation plan which includes the employer match of up to 6% of base salary and the Employer Retirement Income Contributions of 3%.

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Executive Compensation | Compensation Discussion and Analysis | Double-Trigger Termination and Change in Control Terms in Annual Incentive and LTI Awards (continued)

Double-Trigger Termination and Change in Control Terms in Annual Incentive and LTI Awards

Change in Control Provisions in the Annual Incentive Plan

In the event of a change in control, officers and other key employees receiving compensation pursuant to the Annual Incentive Plan, at the discretion of the Committee, are paid a pro-rata portion of target annual incentive compensation for the calendar year for which awards were made, based on the days of service during such calendar year from the beginning of the calendar year through the date of the change in control.

Change in Control Provisions in the 2016 Stock Incentive Plan

The 2016 Stock Incentive Plan provides for double-trigger equity vesting in the event of a change in control (as defined in the 2016 Stock Incentive Plan). This generally means that if outstanding awards under the 2016 Stock Incentive Plan are replaced by the acquirer or related entity in a change in control of Alcoa, those replacement awards will not immediately vest on a “single trigger” basis, but rather vesting would accelerate only if the participant is terminated without cause or resigns for good reason (as those terms are defined in the CIC Severance Plan) within 24 months following, or three months preceding, the change in control.

Compensation Committee Report

The Compensation and Benefits Committee has:

(1)	reviewed and discussed with management the “Compensation Discussion and Analysis” included in this Proxy Statement; and
(2)

based on the review and discussions referred to in paragraph (1) above, the Compensation and Benefits Committee recommended to the Board of Directors that the “Compensation Discussion and Analysis” be included in the Alcoa Corporation’s Proxy Statement relating to the 2024 Annual Meeting of Stockholders.

The Compensation and Benefits Committee

Thomas J. Gorman, Chair

Roberto O. Marques

Carol L. Roberts

Jackson P. Roberts

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Executive Compensation (continued)

2023 Summary Compensation Table

The following table sets forth information regarding the compensation awarded to, earned by, or paid to, our NEOs for the years indicated below.

Name and Principal Position(1)	Year	Salary ($)(2)	Bonus ($)(3)	Stock Awards ($)(4)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(5)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(6)	All Other Compensation ($)(7)	Total ($)

William F. Oplinger	2023	$862,258	$0	$2,464,324	$0	$1,000,000	$321,426	$ 58,425	$4,706,433
President and	2022	$708,747	$0	$2,357,144	$0	$ 425,248	$ 0	$ 72,302	$3,563,441
Chief Executive Officer	2021	$688,540	$0	$2,725,775	$0	$1,091,335	$ 0	$ 58,719	$4,564,369

Roy C. Harvey	2023	$1,196,103	$0	$8,759,831	$0	$1,361,764	$412,821	$2,823,801	$14,554,320
Former President and	2022	$1,148,333	$0	$10,474,101	$0	$1,033,500	$ 0	$ 181,475	$12,837,409
Chief Executive Officer	2021	$1,095,333	$0	$12,113,517	$0	$2,604,155	$ 0	$ 147,364	$15,960,369

Molly S. Beerman	2023	$618,864	$0	$1,971,119	$0	$ 516,690	$ 0	$ 60,220	$3,166,893
Executive Vice President and
Chief Financial Officer

Renato Bacchi	2023	$502,500	$0	$1,369,606	$0	$ 320,374	$ 0	$ 55,065	$2,247,545
Executive Vice President and
Chief Commercial Officer

Tammi A. Jones	2023	$453,282	$0	$1,095,240	$0	$ 322,539	$ 0	$ 69,864	$1,940,925
Executive Vice President and
Chief Human Resources Officer

Andrew Hastings	2023	$191,667	$100,000	$386,755	$0	$ 128,018	$ 0	$ 14,375	$820,815
Executive Vice President and
General Counsel

Jeffrey D. Heeter	2023	$380,406	$0	$1,095,240	$0	$ 230,983	$206,165	$ 39,126	$1,951,920
Former Executive Vice	2022	$549,592	$0	$1,309,797	$0	$ 263,804	$ 0	$ 62,593	$2,185,786
President and General Counsel	2021	$523,422	$0	$1,514,190	$0	$ 557,507	$ 0	$ 59,306	$2,654,425

Kelly R. Thomas	2023	$290,625	$0	$1,369,606	$0	$ 0	$ 0	$ 32,923	$1,693,154
Former Executive Vice President and	2022	$395,625	$300,000	$1,147,082	$0	$ 222,539	$ 0	$ 26,813	$2,092,059
Chief Commercial Officer

Notes to 2023 Summary Compensation Table

(1)

Named Executive Officers. This column reflects our 2023 NEOs. Ms. Jones is paid in Canadian dollars and the amounts reflected in the table are U.S. Dollar equivalents, based on an internal exchange rate of $1.00 Canadian Dollar to $0.75 U.S. Dollars. Neither Mr. Oplinger nor Mr. Harvey received any additional compensation in connection with his service as a director on the Board. Mr. Harvey was terminated from the Company effective December 31, 2023, Mr. Heeter retired from the Company effective September 1, 2023, and Ms. Thomas resigned from the Company effective August 1, 2023.

(2)	Salary. Amounts in this column represent the base salary earnings for 2023.
(3)	Bonus. In connection with joining the Company, Mr. Hastings received a sign-on bonus of $100,000, which was paid in September 2023.

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Executive Compensation (continued)

(4)

Stock Awards. The value of stock awards is calculated using the grant date accounting fair value, which is calculated in accordance with ASC Topic 718, excluding the effect of forfeitures. Amounts reflected in the stock awards column of the SCT are comprised of the accounting value of both the RSUs and PRSUs (at target) granted in 2023, as shown in the table below. The PRSUs granted in 2023 for the 2023-2025 performance period are reported in the SCT based on the grant date accounting fair value as determined using a Monte Carlo valuation. Mr. Harvey and Ms. Thomas forfeited their respective 2023 RSU and PRSU awards in connection with their departures from the Company.

	2023 RSUs		2023 PRSUs for the 2023-2025 Performance Period(a)

Name	Grant Date	Value(a)	Grant Date	Value at Target	Value at Maximum

William F. Oplinger	1/25/2023	$ 900,278	2/22/2023	$1,564,046	$ 2,700,757

Roy C. Harvey	1/25/2023	$ 3,200,291	2/22/2023	$5,559,540	$ 9,600,080

Molly S. Beerman	1/25/2023	$ 720,222	2/22/2023	$1,250,897	$ 2,160,018

Renato Bacchi	1/25/2023	$ 500,502	2/22/2023	$869,104	$ 1,500,747

Tammi A. Jones	1/25/2023	$ 400,297	2/22/2023	$694,943	$ 1,200,010

Andrew Hastings	9/15/2023	$ 160,118	9/15/2023	$226,637	$ 480,064

Jeffrey D. Heeter	1/25/2023	$ 400,297	2/22/2023	$694,943	$ 1,200,010

Kelly R. Thomas	1/25/2023	$ 500,502	2/22/2023	$869,104	$ 1,500,747
(a)

The values in these columns are based on the aggregate grant date fair value, determined in accordance with ASC Topic 718, excluding the effect of forfeitures. Fair values for the RSU awards were calculated using the closing price per share on the date of grant. Fair values for the PRSU awards at target were calculated using the closing price per share on the date of grant, Monte Carlo simulations of stock price correlation, and other variables over three-year time horizons matching the PRSU performance measurement period. On the January 25, 2023 grant date, the closing price per share of Alcoa common stock was $52.19. On the February 22, 2023 grant date, the closing price per share of Alcoa common stock was $48.98. On the September 15, 2023 grant date for Mr. Hasting’s awards, the closing price per share of Alcoa common stock was $28.85. The per share fair value of PRSU awards granted to the NEOs on February 22, 2023 was $56.73 and the per share fair value of PRSU awards granted to Mr. Hastings on September 15, 2023 was $27.24.

For a discussion of the other assumptions used to estimate the fair value of stock awards, please refer to Note N to the Consolidated Financial Statements in Part II, Item 8 of the 2023 Form 10-K.

(5)

Non-Equity Incentive Plan Compensation. The amounts in this column reflect the cash payments made under the Annual Incentive Plan as further described under “2023 Annual Incentive Compensation” in the CD&A. Pursuant to the terms and conditions of his Amended and Restated Executive Severance Agreement with the Company, Mr. Harvey received a lump sum cash payment of $1,361,764 representing his pro-rated 2023 IC compensation (a full year payment since he was employed with the Company through December 31, 2023).

(6)

Change in Pension Value and Nonqualified Deferred Compensation Earnings. The amounts shown for 2023 reflect the aggregate positive change in the actuarial present value of each NEO’s accumulated benefit under all defined benefit plans, including supplemental plans, from December 31, 2022 to December 31, 2023. Pension values may fluctuate significantly based on a number of factors, including eligibility for retirement and discount and mortality rate assumptions used for measurement of pension obligations from 2022 to 2023. Assumptions used are further described under “2023 Pension Benefits.” For years in which the change in present value is negative (less than zero), zero is reflected in the SCT. This column reflects the 2023 change in present value of pension benefits. Mr. Bacchi, Ms. Beerman, Mr. Hastings, Ms. Jones, and Ms. Thomas are not participants in the pension plan. Alcoa does not provide above-market or preferential earnings on deferred compensation.

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Executive Compensation (continued)

(7)	All Other Compensation. Please see the information below regarding amounts set forth in this column.

	Matching Contribution(a)		Employer Retirement Income Contributions(b)

Name	Savings Plan	Deferred Compensation Plan	Savings Plan	Deferred Compensation Plan	Canadian Defined Contribution Plan(c)	Other Payments and Benefits(d)	Total

William F. Oplinger	$19,800	$ 0	$ 9,900	$ 28,725	$ 0	$ 0	$58,425

Roy C. Harvey	$19,800	$ 51,966	$ 9,900	$ 56,988	$ 0	$ 2,685,147	$2,823,801

Molly S. Beerman	$19,800	$ 17,332	$ 9,900	$ 13,188	$ 0	$ 0	$60,220

Renato Bacchi	$19,342	$ 10,808	$ 9,900	$ 12,515	$ 0	$ 2,500	$55,065

Tammi Jones	N/A	N/A	N/A	N/A	$ 69,864	$ 0	$69,864

Andrew Hastings	$8,625	$ 0	$ 5,750	$ 0	$ 0	$ 0	$14,375

Jeffrey D. Heeter	$19,800	$ 0	$ 9,900	$ 9,426	$ 0	$ 0	$39,126

Kelly R. Thomas	$17,438	$ 0	$ 9,900	$ 5,585	$ 0	$ 0	$32,923

(a)

Company Contributions to Savings Plans. During 2023, the NEOs were eligible to participate in the Retirement Savings Plan for Salaried Employees of Alcoa USA Corp. (the “401(k) Plan”), a tax-qualified retirement savings plan under Code Section 401(k), and the Alcoa USA Corp. Deferred Compensation Plan, a nonqualified deferred compensation plan. Participating employees may contribute up to a maximum of 25% of base salary between the two plans, including up to 10% to the tax-qualified 401(k) Plan on an after-tax basis. The employer matches 100% of employee pretax and Roth contributions up to 6% of base salary. If an NEO’s contributions to the 401(k) Plan exceed the limit on contributions imposed by the Code, the executive may elect to have the amount over the limit “spill over” as pre-tax contributions into the nonqualified deferred compensation plan.

(b)

Employer Retirement Income Contributions (“ERIC”). In lieu of participation in a defined benefit plan, the Company contributes 3% of eligible compensation to the 401(k) Plan and the Alcoa USA Corp. Deferred Compensation Plan, a nonqualified deferred compensation plan. Under the tax-qualified 401(k) Plan, eligible employees will receive 3% of eligible compensation up to Code Section 401(a)(17) Annual Compensation Limit. If an NEO’s eligible compensation exceeds the limit on compensation imposed by the Code, the executive will receive 3% of eligible compensation over the limit into the nonqualified deferred compensation plan.

(c)

Canadian Defined Contribution Plan. Ms. Jones participates in the Canadian defined contribution plan in which the Company provides a 4% employer contribution and a 100% employer matching contribution up to 6% of base and annual incentive bonus.

(d)

Other Payments and Benefits. Pursuant to the terms and conditions of his Amended and Restated Executive Severance Agreement with the Company, Mr. Harvey received the following payments and benefits in connection with his involuntary termination without cause, effective December 31, 2023 (included in this column): (i) a lump sum cash payment of $2,407,640, representing two years’ of his annual base salary; (ii) a defined contribution plan payment, valued at $180,573, (iii) a cash payment of $50,000 in consideration for his execution and delivery of a release agreement; and (iv) health insurance and outplacement benefits, valued at $46,934. Pursuant to the terms and conditions of his Amended and Restated Executive Severance Agreement with the Company, Mr. Harvey received a lump sum cash payment of $1,361,764 representing his pro-rated 2023 IC compensation (a full year payment since he was employed with the Company through December 31, 2023) For Mr. Harvey, this column excludes a pro rata portion of his unvested 2021 and 2022 RSUs and PRSUs, the values of which are included in the 2021 and 2022 rows of the “Stock Awards” column, which will continue to vest on their original stated vesting schedules following his termination (subject to the achievement of applicable performance goals, in the case of his PRSUs), based on the number of days during the applicable vesting periods that Mr. Harvey remained employed by the Company. Such unvested RSUs had an aggregate value of $7,406,152 and such unvested PRSUs had a aggregate value of $11,388,334 (assuming target performance) at the time of his termination. Mr. Harvey’s outstanding unvested 2023 equity incentive awards were forfeited in connection with his termination.

For Mr. Heeter, this column excludes his unvested 2021, 2022, and 2023 RSUs and PRSUs, the values of which are included in the 2021, 2022, and 2023 rows of the “Stock Awards” column, which will continue to vest on their original stated vesting schedules following his retirement (subject to the achievement of applicable performance goals, in the case of his PRSUs). Such unvested RSUs had an aggregate value of $1,138,227 and such unvested PRSUs had an aggregate value of $1,729,600 (assuming target performance) at the time of his retirement.

As part of Alcoa’s service award program, Mr. Bacchi received $2,500 in 2023 upon completing 25 years of service.

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Executive Compensation (continued)

2023 Grants of Plan-Based Awards

The following table provides information on equity and non-equity plan-based awards granted by Alcoa in 2023.

Name	Award		Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards ($)
				Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

William F. Oplinger	IC	(1)	—	$0	$1,293,387	$2,586,774	—	—	—	—	—	—	—

	RSU	(2)	1/25/2023	—	—	—	—	—	—	17,250	—	—	$900,278

	PRSU	(3)	2/22/2023	—	—	—	—	27,570	55,140	—	—	—	$1,564,046

Roy C. Harvey	IC	(1)	—	$0	$1,794,155	$3,588,310	—	—	—	—	—	—	—

	RSU	(2)	1/25/2023	—	—	—	—	—	—	61,320	—	—	$3,200,291

	PRSU	(3)	2/22/2023	—	—	—	0	98,000	196,000	—	—	—	$5,559,540

Molly S. Beerman	IC	(1)	—	$0	$618,864	$1,237,728	—	—	—	—	—	—	—

	RSU	(2)	1/25/2023	—	—	—	—	—	—	13,800	—	—	$720,222

	PRSU	(3)	2/22/2023	—	—	—	0	22,050	44,100	—	—	—	$1,250,897

Renato Bacchi	IC	(1)	—	$0	$402,000	$804,000	—	—	—	—	—	—	—

	RSU	(2)	1/25/2023	—	—	—	—	—	—	9,590	—	—	$500,502

	PRSU	(3)	2/22/2023	—	—	—	0	15,320	30,640	—	—	—	$869,104

Tammi A. Jones	IC	(1)	—	$0	$339,962	$679,924	—	—	—	—	—	—	—

	RSU	(2)	1/25/2023	—	—	—	—	—	—	7,670	—	—	$400,297

	PRSU	(3)	2/22/2023	—	—	—	0	12,250	24,500	—	—	—	$694,943

Andrew Hastings	IC	(1)	—	$0	$153,333	$306,666	—	—	—	—	—	—	—

	RSU	(2)	9/15/2023	—	—	—	—	—	—	5,550	—	—	$160,118

	PRSU	(3)	9/15/2023	—	—	—	0	8,320	16,640	—	—	—	$226,637

Jeffrey D. Heeter	IC	(1)	—	$0	$304,325	$608,650	—	—	—	—	—	—	—

	RSU	(2)	1/25/2023	—	—	—	—	—	—	7,670	—	—	$400,297

	PRSU	(3)	2/22/2023	—	—	—	0	12,250	24,500	—	—	—	$694,943

Kelly R. Thomas	IC	(1)	—	$0	$232,500	$465,000	—	—	—	—	—	—	—

	RSU	(2)	1/25/2023	—	—	—	—	—	—	9,590	—	—	$500,502

	PRSU	(3)	2/22/2023	—	—	—	0	15,320	30,640	—	—	—	$869,104
(1)

Represent threshold, target, and maximum annual cash incentive amounts that could have been earned based on Company performance pursuant to 2023 awards granted under the Annual Incentive Plan. The amounts of annual cash incentive awards earned in 2023 by our NEOs were determined in January 2024 and paid in February 2024, and are included in the “Non-Equity Incentive Plan Compensation” column of the SCT. For additional information, please see “2023 Annual Incentive Compensation” in the CD&A.

(2)

Reflects the number of RSUs granted under the Company’s 2016 Stock Incentive Plan. Grant date fair values are determined in accordance with ASC Topic 718, excluding the effect of forfeitures. See “2023 Equity Awards: PRSUs and RSUs” in the CD&A. Mr. Harvey and Ms. Thomas forfeited their respective 2023 RSU awards in connection with their departures from the Company.

(3)

Reflects the threshold, target, and maximum numbers of PRSU awards granted in 2023 under the Company’s 2016 Stock Incentive Plan for the 2023-2025 performance period. Grant date values are determined in accordance with ASC Topic 718, excluding the effect of forfeitures. See “2023 Equity Awards: PRSUs and RSUs” in the CD&A. Mr. Harvey and Ms. Thomas forfeited their respective 2023 PRSU awards in connection with their departures from the Company.

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Executive Compensation (continued)

2023 Outstanding Equity Awards at Fiscal Year-End

The following table provides information on outstanding Alcoa equity awards held by the NEOs at December 31, 2023.

Name		Option Awards				Stock Awards
	Date of Grant	Number of Securities Underlying Unexercised Options (#) Exercisable(2)	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(3) (#)	Market Value of Shares or Units of Stock That Have Not Vested* ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(4) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested* ($)
William F. Oplinger	1/24/2018	18,770	0	53.30	1/24/2028	137,459	$ 4,673,606	45,350	$1,541,900
Roy C. Harvey(1)	—	—	—	—	—	510,692	$17,363,528	51,991	$1,767,694
Molly S. Beerman	—	—	—	—	—	42,785	$ 1,454,690	25,510	$ 867,340
Renato Bacchi	—	—	—	—	—	50,355	$ 1,712,070	25,200	$ 856,800
Tammi A. Jones	—	—	—	—	—	68,986	$ 2,345,524	22,130	$ 752,420
Andrew Hastings	—	—	—	—	—	5,550	$ 188,700	8,320	$ 282,880
Jeffrey D. Heeter	—	—	—	—	—	74,448	$ 2,531,232	22,130	$ 752,420
Kelly R. Thomas (1)	—	—	—	—	—	—	—	—	—
*	Calculated by multiplying the number of shares by the closing price per share of Alcoa’s common stock on December 29, 2023, which was $34.00.
(1)

In connection with Mr. Harvey’s termination of employment with Alcoa, he forfeited his RSU and PRSU awards granted in 2023, as of January 1, 2024, and therefore such amounts are not reflected in the table. Ms. Thomas voluntarily resigned from the Company effective August 1, 2023; as a result, Ms. Thomas forfeited her unvested RSUs and PRSUs.

(2)	Time-vested options have a term of ten years and vested ratably over three years beginning on the first anniversary of the date of grant.
(3)

Stock awards in this column include PRSU awards, which are deemed to be earned because the performance condition has been achieved, but which had not vested as of December 31, 2023, and RSU awards. The 2021 PRSU awards had performance criteria established at the beginning of the three-year performance period that ended December 31, 2023. All RSUs cliff-vest three years from the date of grant. See the “Unvested RSUs/Earned but not Vested PRSUs” column in the table that follows footnote 4.

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Executive Compensation (continued)

(4)

Stock awards in this column include unearned PRSU awards (at the target amount for the 2022 and 2023 PRSU grants) and for which the performance period has not ended. See the “Unearned PRSUs” column in the table that follows.

Name	Award	Grant Date	Unvested RSUs/Earned but not Vested PRSUs	Unearned PRSUs	PRSU/RSU Vesting Date
William F. Oplinger
	RSU	1/25/2023	17,250	—	1/25/2026
	RSU	1/26/2022	11,860	—	1/26/2025
	RSU	1/27/2021	42,450	—	1/27/2024
	PRSU	2/22/2023	—	27,570	2/22/2026
	PRSU	1/26/2022	—	17,780	1/26/2025
	PRSU	1/27/2021	65,899	—	1/27/2024
Total			137,459	45,350
Roy C. Harvey
	RSU	1/26/2022	33,839	—	1/26/2025
	RSU	1/27/2021	183,989	—	1/27/2024
	PRSU	1/26/2022	—	51,991	1/26/2025
	PRSU	1/27/2021	292,864	—	1/27/2024
Total			510,692	51,991
Molly S. Beerman
	RSU	1/25/2023	13,800	—	1/25/2026
	RSU	1/26/2022	2,310	—	1/26/2025
	RSU	1/27/2021	15,020	—	1/27/2024
	PRSU	2/22/2023	—	22,050	2/22/2026
	PRSU	1/26/2022	—	3,460	1/26/2025
	PRSU	1/27/2021	11,655	—	1/27/2024
Total			42,785	25,510
Renato Bacchi
	RSU	1/25/2023	9,590	—	1/25/2026
	RSU	1/26/2022	6,590	—	1/26/2025
	RSU	1/27/2021	22,520	—	1/27/2024
	PRSU	2/22/2023	—	15,320	2/22/2026
	PRSU	1/26/2022	—	9,880	1/26/2025
	PRSU	1/27/2021	11,655	—	1/27/2024
Total			50,355	25,200
Tammi A. Jones
	RSU	1/25/2023	7,670	—	1/25/2026
	RSU	1/26/2022	6,590	—	1/26/2025
	RSU	1/27/2021	21,440	—	1/27/2024
	PRSU	2/22/2023	—	12,250	2/22/2026
	PRSU	1/26/2022	—	9,880	1/26/2025
	PRSU	1/27/2021	33,286	—	1/27/2024
Total			68,986	22,130
Andrew Hastings
	RSU	9/15/2023	5,550	—	9/15/2026
	PRSU	9/15/2023	—	8,320	9/15/2026
Total			5,550	8,320
Jeffrey D. Heeter
	RSU	1/25/2023	7,670	—	1/25/2026
	RSU	1/26/2022	6,590	—	1/26/2025
	RSU	1/27/2021	23,580	—	1/27/2024
	PRSU	2/22/2023	—	12,250	2/22/2026
	PRSU	1/26/2022	—	9,880	1/26/2025
	PRSU	1/27/2021	36,608	—	1/27/2024
Total			74,448	22,130

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Executive Compensation (continued)

2023 Option Exercises and Stock Vested

The following table sets forth the actual value received by the NEOs upon exercise of stock options or vesting of stock awards in 2023.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)

William F. Oplinger	9,807	$245,911	144,675	$ 7,533,301

Roy C. Harvey	—	—	723,293	$37,662,228

Molly S. Beerman	—	—	31,666	$ 1,648,865

Renato Bacchi	—	—	44,566	$ 2,316,440

Tammi A. Jones	—	—	14,034	$ 726,260

Andrew Hastings(3)	—	—	—	—

Jeffrey D. Heeter	—	—	90,430	$ 4,708,735

Kelly R. Thomas(3)	—	—	—	—

(1)	Reflects vesting of 2020 grants of RSU and PRSU awards for Messrs. Oplinger, Harvey, Bacchi, and Heeter, and Mses. Beerman and Jones upon completion of the three-year vesting period.
(2)

For each NEO, amounts were calculated using the closing price per share of Alcoa stock of $51.75 on January 23, 2023, the vesting date for the 2020 grants of RSUs and $52.19 on January 25, 2023, the vesting date for the 2020 grants of PRSUs.

(3)	Neither Mr. Hastings nor Ms. Thomas was an employee at the time that the 2020 equity awards were granted and they do not hold any stock options.

2023 Pension Benefits

The following table contains information with respect to each plan that provides for specified retirement payments or benefits primarily following retirement, including tax-qualified defined benefit plans and non-qualified defined benefit plans, but excluding defined contribution plans. Effective December 31, 2020, eligible salaried employees, including participating NEOs, in the United States and Canada ceased accruing retirement benefits for future service under the following defined benefit pension plans.

Name	Plan Name	Number of Years Credited Service (#)(2)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
William F. Oplinger	Pension Plan for Certain Salaried Employees of Alcoa USA (Rule IM)	20.8	$618,928	N/A
	Alcoa USA Corp. Nonqualified Supplemental Retirement Plan C	20.8	$2,511,991	N/A
Roy C. Harvey	Pension Plan for Certain Salaried Employees of Alcoa USA (Rule IM)	18.9	$393,541	N/A
	Alcoa USA Corp. Nonqualified Supplemental Retirement Plan C	18.9	$2,868,190	N/A
Molly S. Beerman(1)	N/A	N/A	N/A	N/A
Renato Bacchi(1)	N/A	N/A	N/A	N/A
Tammi A. Jones(1)	N/A	N/A	N/A	N/A
Andrew Hastings(1)	N/A	N/A	N/A	N/A
Jeffrey D. Heeter	Pension Plan for Certain Salaried Employees of Alcoa USA (Rule IC)	22.8	$948,922	N/A
	Alcoa USA Corp. Nonqualified Supplemental Retirement Plan C	22.8	$1,541,423	N/A
Kelly R. Thomas(1)	N/A	N/A	N/A	N/A

(1)	Ms. Beerman, Mr. Bacchi, Ms. Jones, Mr. Hastings, and Ms. Thomas are not eligible to participate in Alcoa’s defined benefit plans.
(2)	“Number of Years Credited Service” includes years of credited service under the Alcoa Inc. Predecessor Retirement Plan.

The present value calculations are based on mortality assumptions, as discussed in Note O to the Consolidated Financial Statements in Part II, Item 8 of the 2023 Form 10-K, and discount rates of 5.22% for the Pension Plan for Certain Salaried Employees of Alcoa USA Corp. and 5.24% for the Alcoa USA Corp. Nonqualified Supplemental Retirement Plan. A certain

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percentage of participants are assumed to elect a lump sum form of payment from the qualified pension plan and the remainder are assumed to elect an annuity. The lump sum present value calculation is based on Code Section 417(e) segment rates of 5.50%, 5.76%, and 5.83% and the 2024 Code Section 417(e) lump sum mortality table. Mr. Oplinger and Mr. Heeter are eligible for reduced early retirement benefits on December 31, 2023, as they have satisfied the retirement criteria under the plan. For the purposes of this table, Mr. Harvey and Mr. Oplinger are assumed to commence benefits at age 65 and Mr. Heeter is assumed to commence benefits at age 62.

Qualified Defined Benefit Plan. The Pension Plan for Certain Salaried Employees of Alcoa USA Corp. (the “Plan”) is a funded, tax-qualified, non-contributory defined benefit pension plan that covers a majority of U.S. salaried employees hired before March 1, 2006. In anticipation of Separation, Alcoa Inc. spun off certain assets and liabilities from Alcoa Retirement Plan I (the “Predecessor Retirement Plan”) attributable to employees, including Messrs. Harvey, Oplinger, and Heeter, to form the Plan. The Plan is intended as a continuation of the Predecessor Retirement Plan for the participants covered by the Plan and recognizes elections, years of service, and retirements under the Predecessor Retirement Plan for affected employees and former employees. Benefits under the Plan are based upon years of service and Average Final Compensation. Average Final Compensation includes salary plus annual cash incentive compensation amounts that have not been deferred. The base benefit payable at age 65 is 1.1% of Average Final Compensation up to the Social Security covered compensation plus 1.475% of Average Final Compensation above the Social Security covered compensation, times years of service. No further benefits accrue under the Plan after December 31, 2020. The Plan reflects the compensation limit imposed by the Code, which was $285,000 for 2020. Service for determining retirement eligibility is unaffected. Early retirement benefits are available for employees covered by Rule IC or Rule IM (each as explained below) who leave the Company at age 55 with 10 or more years of service, however benefits are reduced from age 62 (Rule IC) or age 65 (Rule IM) based on age at commencement. Effective January 1, 2018, participants accruing service on or after January 1, 2018 have a lump sum form of payment available along with all other existing forms of payment (single life, 50% joint and survivor, and 75% joint and survivor monthly annuities, as applicable). The lump sum form of payment is available to vested participants as an immediate lump sum payment or actuarially equivalent annuity following termination with the following exceptions. The lump sum form of payment is not available to disability retirements or other restricted retirement types. For Rule IC participants who retire prior to age 62 with 30 or more years of service, the benefit payable until age 62 is determined by a different formula of 1.5% of Average Final Compensation up to $100,000, plus 1% of Average Final Compensation above $100,000, multiplied by service. This benefit payable until age 62 is not reduced for early commencement. Average Final Compensation is calculated using the average of the highest five of the last ten years of earnings, in the case of Mr. Heeter, and the average of the highest consecutive five of the last ten years of earnings for Messrs. Harvey and Oplinger.

Nonqualified Defined Benefit Plans. Effective as of August 1, 2016, Alcoa USA Corp. adopted and is the sponsor of the Alcoa USA Corp. Nonqualified Supplemental Retirement Plan C (the “Nonqualified Pension Plan”). The Nonqualified Pension Plan is intended as a continuation of the Alcoa Inc. Employees’ Excess Benefits Plan C (the “Predecessor Excess Benefit Plan”), which Alcoa Inc. separated into two separate plans: the Alcoa USA Corp. Nonqualified Supplemental Retirement Plan C and the Predecessor Excess Benefit Plan (renamed Arconic Employees’ Excess Benefits Plan C), in anticipation of Separation. This Nonqualified Pension Plan recognizes retirements and service accrued under the Predecessor Excess Benefit Plan for affected employees and former employees.

Messrs. Harvey, Oplinger, and Heeter participate in the Nonqualified Pension Plan. This plan provides for benefits that exceed the limits on compensation imposed by the Code and base salary and incentive compensation that has been deferred to the Alcoa USA Corp. Deferred Compensation Plan. The benefit formula is identical to the Pension Plan for Certain Salaried Employees of Alcoa USA Corp formula and no further benefits accrue under the Plan after December 31, 2020. Benefits under the nonqualified plan are payable as a reduced 50% joint and survivor annuity if the executive is married. Otherwise, the benefit is payable as a single life annuity.

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Executive Compensation (continued)

2023 Nonqualified Deferred Compensation

The following table sets forth information concerning each defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax qualified.

Name	Executive Contributions in 2023 ($)(1)	Registrant Contributions in 2023 ($)(2)	Aggregate Earnings in 2023 ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at 12/31/2023 ($)(4)

William F. Oplinger	$ 0	$ 28,725	$196,030	$0	$2,013,785

Roy C. Harvey	$ 51,966	$108,954	$ 17,161	$0	$ 836,385

Molly S. Beerman	$134,916	$ 30,520	$ 72,273	$0	$ 668,225

Renato Bacchi	$ 12,675	$ 23,323	$ 39,742	$0	$ 339,257

Tammi A. Jones	$ 0	$ 0	$ 0	$0	$ 0

Andrew Hastings	$ 0	$ 0	$ 0	$0	$ 0

Jeffrey D. Heeter	$166,139	$ 9,426	$ 90,379	$0	$1,208,893

Kelly R. Thomas	$ 0	$ 5,585	$ 927	$0	$ 9,110

(1)	The amounts in this column were contributed by the NEOs into their accounts under the deferred compensation plan, which amounts are reflected in the “Salary” column of the 2023 row of the SCT.
(2)	2023 contributions under the deferred compensation plan are also included in the “All Other Compensation” column of the SCT for each applicable NEO as detailed in Note 6 to the SCT.
(3)	These amounts are not included in the SCT because they are not above market.
(4)

This column includes NEOs’ and Alcoa’s contributions, which amounts for 2023 are also included in the “Salary” and “All Other Compensation” columns, as applicable, of the SCT. The following amounts included in this column were previously reported in the SCT for 2016 through 2022 (except for Ms. Beerman, Mr. Bacchi, Ms. Jones, and Mr. Hastings, who were not NEOs prior to 2023): Mr. Oplinger, $477,960; Mr. Harvey, $799,849; Mr. Heeter, $885,974; and Ms. Thomas, $8,303.

The investment options under the Alcoa USA Corp. Deferred Compensation Plan are generally the same choices available to all salaried employees under the relevant defined contribution plans, and the NEOs did not receive preferential earnings on their investments. The NEOs may defer up to 25% of their base salaries in total to the defined contribution plan and deferred compensation plan and up to 100% of their annual IC to the deferred compensation plan. To the extent the executive elects, the employer contributes matching contributions and ERIC on employee base salary deferrals that exceed the limits on compensation imposed by the Code.

The principal benefit to the NEOs of the Alcoa USA Corp. Deferred Compensation Plan is that United States taxes are deferred until the deferred amount and credited earnings are withdrawn, so that savings accumulate on a pretax basis. Alcoa also benefits from this arrangement because it does not use its cash to pay the deferred salaries or incentive compensation of the individuals who have deferred receipt of these amounts. Alcoa may use this cash for other purposes until the deferred account is paid to the individual upon termination of employment. All nonqualified pension and deferred compensation are general unsecured liabilities of Alcoa until paid. Upon termination of employment, deferred compensation will be paid in cash in a lump sum or in up to ten annual installments, depending on the individual’s election, account balance and retirement eligibility.

Potential Payments Upon Termination or Change in Control

Except as otherwise provided, the following narrative and tables set forth the potential payments and the value of other additional benefits that would vest or otherwise accelerate vesting at, following, or in connection with any termination, including without limitation, resignation, retirement or a constructive termination of an NEO, or a “change in control” of Alcoa, or a change in the NEOs’ responsibilities, as such scenarios contemplated in the contracts, agreements, plans or arrangements described below.

The tables assume that employment termination and/or the change in control occurred on December 29, 2023 and a valuation of our common stock based on its closing price per share on December 29, 2023 of $34.00. The tables also assume that each executive will take all action necessary or appropriate for such person to receive the maximum available

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Executive Compensation (continued)

benefit, such as execution of a release of claims and compliance with restrictive covenants described below. Actual amounts payable can only be determined at the time of such NEO’s separation from the Company.

A description of some elements of the plans, arrangements and agreements covered by the following tables and which provide for payments or benefits in connection with a termination of employment or change in control are also described under “Compensation Discussion and Analysis.” The footnotes to the tables describe the assumptions that were used in calculating the amounts described below.

Potential Payments upon a Change in Control.

Alcoa maintains the CIC Severance Plan, which is designed to retain eligible key executives designated by the Compensation Committee during the period when a transaction is being negotiated, or during a period in which a hostile takeover is being attempted, and to allow for the impartiality of the key negotiators for Alcoa.

The CIC Severance Plan provides participating officers with severance compensation if their employment is terminated without cause or if they leave for good reason, in either case within two years after a change in control of Alcoa, or in certain limited circumstances, prior to a change in control.

Under the CIC Severance Plan, a “change in control” is defined as:

•	Any person acquiring 30% or more of Alcoa’s voting power if certain conditions are met; or

•	a majority of the Board is replaced during any 12-month period by directors whose appointment (i) is not endorsed by a majority of the Board before such date, and/or (ii) is in connection with an election contest or through the use of the Company’s proxy access procedures; or
•	Any person acquires (or has acquired within 12 months) assets of the Company that have a total gross fair market value of more than 40% of the total gross fair market value of Alcoa’s assets immediately before such transaction(s); or

•	The consummation of liquidation or dissolution of the Company.

In general, the CIC Severance Plan provides for the payment of severance benefits if a change in control occurs, and within the 24 months following, or three months preceding, either:

1.

The Company terminates the executive’s employment with the Company without “cause,” which is defined to mean intentional failure to perform stated duties after 30 days’ notice to cure, or willful engagement in conduct materially injurious to the Company; or

2.

The executive terminates employment with the Company for “good reason,” which is defined to mean: The assignment of duties materially inconsistent with the position or a substantial adverse alteration in the nature and status of the position; or

•	Material reduction in total compensation and benefits; or

•	Relocation of more than 50 miles from principal job location; or

•	Failure to pay compensation to the eligible employee within 14 days of when such compensation is due

The CIC Severance Plan provides a higher level of benefits for Alcoa’s CEO, CFO and General Counsel, and such other persons or positions that may be designated by the Committee from time to time, than for other participating officers as a result of the Committee’s determination of the importance of the foregoing roles in the event of a potential change in control transaction. Please see “Other Compensation Plans and Arrangements of Alcoa—Change in Control Severance Plan” in the “Compensation Discussion and Analysis” section for information. Messrs. Oplinger and Hastings and Ms. Beerman would receive a lump sum amount designed to provide three years of ERIC to the defined contribution plan. ERIC is an employer contribution amount equal to 3% of salary and annual incentive compensation.

The amounts shown in the tables below include the value of accelerated vesting of stock awards for all participating NEOs. Awards do not have automatic vesting upon a change in control if a replacement award is provided by the successor entity, but such replacement awards would vest upon termination of an officer’s employment without cause or if the officer leaves

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Executive Compensation (continued)

for good reason, in either case within two years after a change in control. Values presented in the tables below assume that both a change in control and a qualifying termination occurred for each participating NEO on December 29, 2023. The estimated value of accelerated vesting of stock awards is calculated based on the closing price per share of Alcoa’s common stock on December 29, 2023, which was $34.00, and assumes that PRSU awards vest at the target level.

Executive Severance Agreements.

Alcoa has entered into severance agreements with certain executives, including each of its NEOs, to facilitate transitioning of key positions to suit the timing needs of Alcoa by providing clarity to the parties about compensation and benefits to be received in certain termination scenarios.

The Company entered into its standard form of CEO/CFO Executive Severance Agreement with each of Mr. Oplinger and Ms. Beerman. The agreement provides that, if their employment is terminated without cause, they would receive the greater of (i) amounts under the applicable company involuntary severance policy, to which they would otherwise be entitled if a participant, or (ii) the following: a lump sum amount equivalent to two years’ base salary; a pro-rated annual bonus for the year in which the termination occurs, calculated based on achievement of applicable goals; reasonable outplacement services for a period of up to twelve months; continued health care benefits for a two-year period; and a lump sum amount designed to provide two additional years of ERIC under the defined contribution plan. In the case of an involuntary termination without cause, or a voluntary termination where they provide three months’ notice to Alcoa, they would also receive a lump sum severance payment of $50,000 upon execution of a general release of legal claims against Alcoa. No payments would be made under the agreement unless a general release is signed. The agreement includes two-year non-competition and non-solicitation provisions, as well as confidentiality obligations.

The Company entered into its standard form of Corporate Officer Executive Severance Agreement (U.S. and Canada form, as applicable) with each of the other current NEOs Mr. Bacchi, Ms. Jones, and Mr. Hastings. Pursuant to the form of Corporate Officer Executive Severance Agreement, the agreements with Messrs. Bacchi and Hastings provide that, if their employment is terminated without cause, they would receive the greater of (i) amounts under the applicable company involuntary severance policy, to which they would otherwise be entitled if a participant, or, in the case of Ms. Jones, amounts entitled to receive under the severance plan applicable to her Canadian location, to which she would otherwise be entitled if a participant, or (ii) the following: a lump sum amount equivalent to one year’s base salary; a pro-rated annual bonus for the year in which the termination occurs, calculated based on achievement of applicable goals; reasonable outplacement services for a period of up to twelve months; continued health benefits for one year following termination; and a lump sum amount designed to provide one year of additional ERIC under the defined contribution plan. The agreement requires the executives to comply with one-year non-competition and non-solicitation provisions, as well as confidentiality obligations. No payment will be made under the agreement unless a general release is signed.

Each executive severance agreement contains a provision limiting the aggregate cash payouts thereunder to 2.99 times base salary plus annual incentive bonus (in a non-change in control scenario).

If severance payments or benefits are payable to any NEO under the CIC Severance Plan, no payments would be paid under the officer’s executive severance agreement.

NEO Departures.

Effective August 1, 2023, Ms. Thomas voluntarily resigned from the Company. Ms. Thomas did not receive any payments or benefits in connection with her departure.

Effective September 1, 2023, Mr. Heeter retired from the Company. At the time of his retirement, Mr. Heeter was eligible for retirement benefits as he satisfied the retirement eligibility criteria under the Annual Incentive Plan and 2016 Stock Incentive Plan. Pursuant to the Annual Incentive Plan, in connection with his retirement, Mr. Heeter remained eligible for a pro rata 2023 IC payout and received an IC payout of $230,983 for 2023. Pursuant to the applicable terms and conditions of his outstanding unvested equity incentive awards, Mr. Heeter was retirement eligible (age 55 with 10 years of service to the Company), and, as such, following his retirement, his outstanding unvested RSUs and PRSUs continue to vest on their original stated vesting schedules (subject to the achievement of applicable performance goals, in the case of his PRSUs). His 37,840 outstanding unvested RSUs had an aggregate value of $1,138,227 and his 57,500 outstanding unvested PRSUs had an aggregate value of $1,729,600 (assuming target performance) at the time of his retirement. Mr. Heeter did not receive any additional payments or benefits in connection with his retirement. All payments and benefits received by Mr. Heeter in connection with his retirement were made in accordance with the applicable terms and conditions and agreements.

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Executive Compensation (continued)

Effective December 31, 2023, Mr. Harvey was involuntarily terminated without cause. He ceased serving in his position as President and Chief Executive Officer of the Company effective September 24, 2023, and subsequently remained an employee of the Company, serving as Strategic Advisor to the CEO from September 24, 2023 through December 31, 2023. In connection with his termination and following his execution and non-revocation of a release of claims against the Company, in accordance with the terms and conditions of his severance agreement and subject to Code Section 409A, Mr. Harvey received or will receive the following payments and benefits: (i) a lump sum cash payment of $2,407,640, representing two years’ of his annual base salary; (ii) a lump sum cash payment of $1,361,764 representing his pro-rated 2023 IC compensation (a full year payment since he was employed with the Company through December 31, 2023); (iii) a defined contribution plan payment, valued at $180,573, (iv) a cash payment of $50,000 in consideration of his executive and delivery of a release agreement; and (v) health insurance and outplacement benefits, valued at $46,934. In addition, pursuant to the applicable terms and conditions of his outstanding unvested equity incentive awards, following his involuntary termination without cause, a pro rata portion of his unvested RSUs and PRSUs granted prior to 2023 will continue to vest on their original stated vesting schedules (subject to the achievement of applicable performance goals, in the case of his PRSUs), based on the number of days during the applicable vesting periods that Mr. Harvey remained employed by the Company. Such pro rata outstanding unvested 217,828 RSUs had an aggregate value of $7,406,152 and such outstanding unvested 334,953 PRSUs had a aggregate value of $11,388,334 (assuming target performance) at the time of his termination. Mr. Harvey’s outstanding unvested 2023 equity incentive awards were forfeited in connection with his termination. All payments and benefits received by Mr. Harvey in connection with his involuntary termination were made in accordance with the applicable terms and conditions and agreements.

Equity Award Treatment.

Equity awards granted by Alcoa under the 2016 Stock Incentive Plan generally do not provide for accelerated vesting in circumstances where the awards are replaced by the successor in a change in control. Stock options and RSUs would continue to vest in accordance with their original vesting schedule following an employee’s termination of employment due to death, disability, or retirement that occurs at least six months after the grant date, or involuntary termination without cause that occurs at least one year after the grant date and may continue to vest if the termination is as a result of Alcoa’s divestiture of a business. In the case of PRSUs, such continued vesting is subject to achievement of applicable performance goals. Long Term Incentive amounts in the “Termination in Connection with a Change in Control” column, as shown in the following tables, assume that the awards accelerated because they were not replaced by the successor in a change in control or due to a termination without cause or for good reason in connection with the change in control.

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Executive Compensation (continued)

Tables Relating to Potential Payments Upon Termination

William F. Oplinger

	Termination without Cause ($)	Termination in Connection with a Change in Control ($)	Death ($)	Disability ($)(7)	Retirement ($)(8)

Compensation

Cash Severance(1)	$2,450,000	$7,480,161	$0	$0	$0

Pro-Rata Bonus(2)	$1,000,000	$1,293,387	$1,000,000	$0	$1,000,000

Long Term Incentives

RSUs—Unvested(3)	$2,433,040	$2,433,040	$2,433,040	$2,433,040	$2,433,040

PRSUs—Unvested(3)(4)	$3,782,466	$3,782,466	$3,782,466	$3,782,466	$3,782,466

Benefits and Perquisites

Health Insurance(5)	$29,982	$45,745	$0	$0	$0

Life & Accident Insurance(5)	$0	$2,628	$0	$0	$0

Outplacement Services	$8,908	$8,908	$0	$0	$0

Additional defined contribution plan amount(6)	$129,339	$194,008	$0	$0	$0

Total	$9,833,735	$15,240,343	$7,215,506	$6,215,506	$7,215,506
(1)

Cash Severance for “Termination without Cause” is two times the sum of continued base salary and includes $50,000 for general release with payment commencing six months from assumed termination and for “Termination in Connection with a Change in Control” is three times the sum of continued base salary and target incentive for the year in which the Change in Control occurs.

(2)

Pro-rata Bonus amounts under “Termination without Cause” “Death,” and “Retirement” are based on actual 2023 annual IC payouts, and for “Termination in Connection with a Change in Control” the amount reflects 2023 IC at target.

(3)

RSU and PRSU amounts under “Termination without Cause” Termination in Connection with a Change in Control,” “Death,” “Disability,” and “Retirement” are the full value of 2021, 2022, and 2023 awards as of December 29, 2023 at $34.00 per share due to retirement eligibility.

(4)	PRSU amounts reflect the actual earned award for the completed 2021-2023 performance period at 103.5%, and the 2022 and 2023 three-year PRSU awards are reflected at target.
(5)	Health and life insurance costs are based on individual elections and budgeted rates for 2024 with assumed trend rates to estimate 2025 and 2026 costs. Present Values based on 5.24% discount rate.
(6)	Defined Contribution plan amount reflects the 3% benefit payable under the defined contribution plan.
(7)	The disclosure assumes the Committee did not exercise its discretion to award pro-rata IC amounts in the event of disability.
(8)

The executive was eligible for retirement benefits at year end 2023 as he satisfies the retirement criteria under the plan. The retirement eligibility provisions are described under the 2023 Pension Benefit section; those same retirement eligibility provisions apply to the 2016 Stock Incentive Plan and the Annual Incentive Plan.

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Executive Compensation (continued)

Molly S. Beerman

	Termination without Cause ($)	Termination in Connection with a Change in Control ($)	Death ($)	Disability ($)(7)	Retirement ($)(8)

Compensation

Cash Severance(1)	$1,333,000	$3,781,092	$0	$0	$0

Pro-Rata Bonus(2)	$516,690	$618,864	$516,690	$0	$0

Long Term Incentives

RSUs—Unvested(3)	$548,537	$1,058,420	$1,058,420	$1,058,420	$0

PRSUs—Unvested(3)(4)	$474,589	$1,263,610	$1,263,610	$1,263,610	$0

Benefits and Perquisites

Health Insurance(5)	$29,982	$45,745	$0	$0	$0

Life & Accident Insurance(5)	$0	$2,628	$0	$0	$0

Outplacement Services	$8,908	$8,908	$0	$0	$0

Additional defined contribution plan amount(6)	$74,264	$111,396	$0	$0	$0

Total	$2,985,970	$6,890,663	$2,838,720	$2,322,030	$0
(1)

Cash Severance for “Termination without Cause” is two times the sum of continued base salary and includes $50,000 for general release with payment commencing six months from assumed termination and for “Termination in Connection with a Change in Control” is three times the sum of continued base salary and target incentive for the year in which the Change in Control occurs.

(2)

Pro-rata Bonus amounts under “Termination without Cause” and “Death” are based on actual 2023 annual IC payouts, and for “Termination in Connection with a Change in Control” the amount reflects 2023 IC at target.

(3)

RSU and PRSU amounts under “Termination without Cause” are pro-rata for awards held for at least one year, therefore only the 2021 and 2022 RSUs are included, and for the “Termination in Connection with a Change in Control,” “Death,” and “Disability” amounts are the full value of 2021, 2022 and 2023 awards as of December 29, 2023 at $34.00 per share.

(4)	PRSU amounts reflect the actual earned award for the completed 2021-2023 performance period at 103.5%, and the 2022 and 2023 three-year PRSU awards are reflected at target.
(5)	Health and life insurance costs are based on individual elections and budgeted rates for 2024 with assumed trend rates to estimate 2025 and 2026 costs. Present Values based on 5.24% discount rate.
(6)	Defined Contribution plan amount reflects the 3% benefit payable under the defined contribution plan.
(7)	The disclosure assumes the Committee did not exercise its discretion to award pro-rata IC amounts in the event of disability and she is not retirement eligible.
(8)

The executive was not eligible for retirement benefits at year end 2023 as she does not satisfies the retirement criteria under the plan. The retirement eligibility provisions are described under the 2023 Pension Benefit section; those same retirement eligibility provisions apply to the 2016 Stock Incentive Plan and the Annual Incentive Plan.

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Executive Compensation (continued)

Renato Bacchi

	Termination without Cause ($)	Termination in Connection with a Change in Control ($)	Death ($)	Disability ($)(7)	Retirement ($)(8)

Compensation

Cash Severance(1)	$560,000	$1,924,000	$0	$0	$0

Pro-Rata Bonus(2)	$320,374	$402,000	$320,374	$0	$0

Long Term Incentives

RSUs—Unvested(3)	$890,722	$1,315,800	$1,315,800	$1,315,800	$0

PRSUs—Unvested(3)(4)	$619,910	$1,253,070	$1,253,070	$1,253,070	$0

Benefits and Perquisites

Health Insurance(5)	$14,762	$29,982	$0	$0	$0

Life & Accident Insurance(5)	$0	$1,722	$0	$0	$0

Outplacement Services	$8,908	$8,908	$0	$0	$0

Additional defined contribution plan amount(6)	$27,135	$54,270	$0	$0	$0

Total	$2,441,811	$4,989,752	$2,889,244	$2,568,870	$0
(1)

Cash Severance for “Termination without Cause” is 52 weeks of continued base salary with payment commencing six months from assumed termination and for “Termination in Connection with a Change in Control” is two times sum of continued base salary and target incentive for the year in which the Change in Control occurs.

(2)

Pro-rata Bonus amounts under “Termination without Cause” and “Death” are based on actual 2023 annual IC payouts, and for “Termination in Connection with a Change in Control” the amount reflects 2023 IC at target.

(3)

RSU and PRSU amounts under “Termination without Cause” are pro-rata for awards held for at least one year, therefore only the 2021 and 2022 RSUs are included, and for the “Termination in Connection with a Change in Control,” “Death,” and “Disability” amounts are the full value of 2021, 2022 and 2023 awards as of December 29, 2023 at $34.00 per share.

(4)	PRSU amounts reflect the actual earned award for the completed 2021-2023 performance period at 103.5%, and the 2022 and 2023 three-year PRSU awards are reflected at target.
(5)	Health and life costs are based on individual elections and budgeted rates for 2024 with assumed trend rates to estimate 2025 costs. Present Values based on 5.24% discount rate.
(6)	Defined Contribution plan amount reflects the 3% benefit payable under the defined contribution plan.
(7)	The disclosure assumes the Committee did not exercise its discretion to award pro-rata IC amounts in the event of disability and he is not retirement eligible.
(8)

The executive was not eligible for retirement benefits at year end 2023 as he does not satisfy the retirement criteria under the plan. The retirement eligibility provisions are described under the 2023 Pension Benefit section; those same retirement eligibility provisions apply to the 2016 Stock Incentive Plan and the Annual Incentive Plan.

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Executive Compensation (continued)

Tammi A. Jones

	Termination without Cause ($)	Termination in Connection with a Change in Control ($)	Death ($)	Disability ($)(7)	Retirement ($)(8)

Compensation

Cash Severance(1)	$1,044,582	$1,592,836	$0	$0	$0

Pro-Rata Bonus(2)	$322,539	$339,962	$322,539	$0	$0

Long Term Incentives

RSUs—Unvested(3)	$854,907	$1,213,800	$1,213,800	$1,213,800	$0

PRSUs—Unvested(3)(4)	$1,355,364	$1,884,144	$1,884,144	$1,884,144	$0

Benefits and Perquisites

Health Insurance(5)	$1,300	$2,640	$0	$0	$0

Life & Accident Insurance(5)	$0	$1,237	$0	$0	$0

Outplacement Services	$8,908	$8,908	$0	$0	$0

Additional defined contribution plan amount(6)	$0	$63,460	$0	$0	$0

Total	$3,587,600	$5,106,987	$3,420,483	$3,097,944	$0
(1)

Cash Severance for “Termination without Cause” is 68 weeks of continued base salary plus target IC (under local Canadian plan) with payment commencing six months from assumed termination and for “Termination in Connection with a Change in Control” is two times sum of continued base salary and target incentive for the year in which the Change in Control occurs.

(2)

Pro-rata Bonus amounts under “Termination without Cause” and “Death” are based on actual 2023 annual IC payouts, and for “Termination in Connection with a Change in Control” the amount reflect 2023 IC at target.

(3)

RSU and PRSU amounts under “Termination without Cause” are pro-rata for awards held for at least one year, therefore only the 2021 and 2022 RSUs are included, and for the “Termination in Connection with a Change in Control,” “Death,” and “Disability” amounts are the full value of 2021, 2022 and 2023 awards as of December 29, 2023 at $34.00 per share.

(4)	PRSU amounts reflect the actual earned award for the completed 2021-2023 performance period at 103.5%, and the 2022 and 2023 three-year PRSU awards are reflected at target.
(5)	Health and life costs are based on individual elections and budgeted rates for 2024 with assumed trend rates to estimate 2025 costs. Present Values based on 5.24% discount rate.
(6)	Defined Contribution plan (Canada) amount reflects the 4% benefit payable under the defined contribution plan.
(7)	The disclosure assumes the Committee did not exercise its discretion to award pro-rata IC amounts in the event of disability and she is not retirement eligible.
(8)

The executive was not eligible for retirement benefits at year end 2023 as she does not meet the retirement criteria under the plan. The retirement eligibility provisions are described under the 2023 Pension Benefit section; those same retirement eligibility provisions apply to the 2016 Stock Incentive Plan.

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Executive Compensation (continued)

Andrew Hastings

	Termination without Cause ($)	Termination in Connection with a Change in Control ($)	Death ($)	Disability ($)(7)	Retirement ($)(8)

Compensation

Cash Severance(1)	$575,000	$2,184,999	$0	$0	$0

Pro-Rata Bonus(2)	$128,018	$153,333	$128,018	$0	$0

Long Term Incentives

RSUs—Unvested(3)	$0	$188,700	$188,700	$188,700	$0

PRSUs—Unvested(3)(4)	$0	$282,880	$282,880	$282,880	$0

Benefits and Perquisites

Health Insurance(5)	$21,044	$65,210	$0	$0	$0

Life & Accident Insurance(5)	$0	$2,628	$0	$0	$0

Outplacement Services	$8,908	$8,908	$0	$0	$0

Additional defined contribution plan amount(6)	$10,350	$31,050	$0	$0	$0

Total	$743,320	$2,917,708	$599,598	$471,580	$0
(1)

Cash Severance for “Termination without Cause” is 52 weeks of continued base salary with payment commencing six months from assumed termination and for “Termination in Connection with a Change in Control” is three times sum of continued base salary and target incentive for the year in which the Change in Control occurs.

(2)

Pro-rata Bonus amounts under “Termination without Cause” and “Death” are based on actual 2023 annual IC payouts, and for “Termination in Connection with a Change in Control” the amount reflect 2023 IC at target.

(3)

RSU and PRSU amounts under “Termination without Cause” are pro-rata for awards held for at least one year, Mr. Hastings was hired in 2023 and only has the 2023 awards that were held less than the required one year period. For the “Termination in Connection with a Change in Control,” “Death,” and “Disability” amounts are the full value of 2023 awards as of December 29, 2023 at $34.00 per share.

(4)	PRSU amounts reflect the 2023 three-year PRSU awards at target.
(5)	Health and life costs are based on individual elections and budgeted rates for 2024 with assumed trend rates to estimate 2025 costs. Present Values based on 5.24% discount rate.
(6)	Defined Contribution plan amount reflects the 3% benefit payable under the defined contribution plan.
(7)	The disclosure assumes the Committee did not exercise its discretion to award pro-rata IC amounts in the event of disability and he is not retirement eligible.
(8)

The executive was not eligible for retirement benefits at year end 2023 as he does not meet the retirement criteria under the plan. The retirement eligibility provisions are described under the 2023 Pension Benefit section; those same retirement eligibility provisions apply to the 2016 Stock Incentive Plan.

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Executive Compensation (continued)

Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are providing the ratio of the annual total compensation of our current CEO, William F. Oplinger, to that of our median employee. The SEC requires us to disclose the annual total compensation of each of Mr. Oplinger and our median employee, as well as the ratio of their respective annual total compensation to each other (in each case, with annual total compensation calculated in accordance with SEC rules applicable to the SCT).

For 2023, the total annual compensation for Mr. Oplinger, for purposes of this CEO pay ratio disclosure as described below, was $5,844,175. Mr. Oplinger served as CEO for less than the full year, therefore we annualized his compensation for the CEO role for 2023 as follows:

Pay Component	Actual Value Disclosure in the 2023 Summary Compensation Table	Amount as Adjusted for Purposes of CEO Pay Ratio Disclosure	Reason for Adjustment

Salary	$862,258	$1,200,000	Annualized salary

Stock Awards(1)	$2,464,324	$2,464,324	No adjustment

Non-Equity Incentive Plan	$1,000,000	$1,800,000	Annualized performance cash bonus at target

Change in Pension Value Deferred Compensation Earnings	$321,426	$321,426	No adjustment

All Other Compensation	$58,425	$58,425	No adjustment

Total	$4,706,433	$5,844,175
(1)

The 2023 stock award for Mr. Oplinger was based on his role as Chief Operations Officer. No adjustment was made to his stock award in connection with his promotion to CEO. For 2024, we anticipate that the Pay Ratio will be back within our historical range.

•	Mr. Oplinger’s annual total compensation as annualized above—$5,844,175
•	Our median employee’s annual total compensation— $99,222
•	Ratio of Mr. Oplinger’s annual total compensation to our median employee’s annual total compensation—59:1

A primary purpose of this disclosure is to provide stockholders with a company-specific metric that can assist in their evaluation of our executive compensation practices. We believe our compensation philosophy and process yield an equitable result for our employees. We describe below the methodology used to identify our median employee and calculate the above-disclosed values.

Consistent with Instruction 2 to Item 402(u) of Regulation S-K, the applicable SEC rule, Alcoa may identify its median employee for purposes of providing such pay ratio disclosure once every three years and calculate and disclose total compensation for that employee each year; provided that, during the last completed fiscal year, there has been no change in the employee population or employee compensation arrangements that the Company reasonably believes would result in a significant change to the 2021 pay ratio disclosure.

•

Alcoa most recently calculated the median employee for purposes of providing such pay ratio disclosure in 2021. In 2022, we reviewed the changes in our employee population and employee compensatory arrangements and, based on that review, determined that there was no change in our employee population or employee compensatory arrangements that would have significantly impact the 2021 pay ratio disclosure and require us to identify a new median employee in 2022. Although this was the case, the median employee used in 2021 did experience a change in circumstances due to a promotion in 2022, resulting in compensation that we reasonably believed was not representative and would have resulted in a significant change in our pay ratio disclosure for 2022. Consistent with SEC rules, for 2022, we chose to use a substitute employee, who had substantially similar compensation to that of the initial median employee, based on the compensation measure we had used to select the initial median employee. For purposes of our 2023 pay ratio disclosure, we reviewed the changes in our employee population and employee compensatory arrangements and determined there has been no change in our employee population or employee compensatory arrangements that would significantly impact the 2021 CEO pay ratio disclosure and ultimately require us to identify a new median employee for 2023. As a result, for purposes of our 2023 pay ratio disclosure, we used the same substitute employee that we used for our 2022 pay ratio disclosure.

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Executive Compensation (continued)

•

We identified the median employee for purposes of our 2021 pay ratio disclosure using our global employee population as of October 31, 2021. We used a consistently applied compensation measure across our global employee population, excluding the CEO, to calculate the median employee compensation. For our consistently applied compensation measure, we calculated annual total compensation by aggregating, for each applicable employee (A) annual base salary for the trailing 12 months preceding October 31, 2021 (or, for hourly employees, the annual work schedule multiplied by hourly wage) and (B) cash target incentive compensation and/or performance pay. This measure of compensation resulted in the identification of a number of employees based in Australia, each of whom had identical compensation. We then calculated each of these employees’ actual 2021 fiscal year compensation in accordance with the rules applicable to the SCT and identified the median of this subset of employees as the employee whose compensation is disclosed above. We did not rely on any material assumptions, adjustments (e.g., cost-of-living adjustments), or estimates (e.g., statistical sampling) to identify our median employee or determine annual total compensation or any elements of annual total compensation for our median employee.

The above pay ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of the SEC’s Regulation S-K. However, the SEC’s pay ratio disclosure rule affords significant flexibility to companies in determining appropriate methodologies to identify the median employee and calculating the median employee’s annual total compensation. Accordingly, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations, business models, and compensation practices, and may utilize different methodologies to identify the median employee and calculate the median employee’s annual total compensation.

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2024 PROXY STATEMENT

Pay Versus Performance

As discussed in the CD&A above, our Compensation Committee has implemented an executive compensation program designed to align pay with performance, retain talent, and drive stockholder value through programs and practices that incorporate sound policies and best practices. The following table sets forth additional compensation information for our NEOs, calculated in accordance with 402(v) of SEC Regulations
S-K.
While 2023 Summary Compensation Table (SCT) total compensation values and Compensation Actually Paid (CAP) values are shown together in the below table, they are calculated differently. The SCT compensation values include the accounting fair value of equity awards granted in the year shown (at the time the grant was made), whereas CAP values include a revaluation of current year grants at year-end,
plus the change in the fair value of multiple years of historical equity grants, valued at different times during the year. As CAP includes multiple years of grants, the calculation of CAP each year is heavily impacted by the change in our stock price, and therefore, may be higher or lower than the SCT compensation values.

2023 PAY VERSUS PERFORMANCE

					Average Summary Compensation Table Total for Non-PEO Named Executive Officers (d) (1)	Average Compensation Actually Paid to Non-PEO Named Executive Officers (e) (1)(2)	Value of Initial Fixed $100 Investment Based On:			Adjusted EBITDA Excluding Special Items— Non-Normalized (i) (4) (in millions)
Year (a)	Summary Compensation Table Total for PEO (Mr. Oplinger) (b) (1)	Summary Compensation Table Total for PEO (Mr. Harvey) (b) (1)	Compensation Actually Paid to PEO (Mr. Oplinger) 1 (c) (1)(2)	Compensation Actually Paid to PEO (Mr. Harvey) 1 (c) (1)(2)			Total Shareholder Return (f) (3)	Peer Group Total Shareholder Return (g) (3)	Net (Loss) Income (h) (in millions)

2023	$4,706,433	$14,554,320	$2,178,580	$5,644,646	$1,970,208	$849,879	$218.23	$161.49	$(773)	$536

2022	—	$12,837,409	—	$(1,408,893)	$2,594,429	$1,375,931	$213.42	$178.99	$38	$2,224

2021	—	$15,960,369	—	$71,515,331	$3,334,351	$20,684,920	$277.59	$157.75	$570	$2,763

2020	—	$13,280,808	—	$14,328,818	$3,273,590	$4,786,085	$107.16	$116.44	$(14)	$1,151
(1)
William F. Oplinger served as our principal executive officer (“PEO”) from September 24, 2023 through December 31, 2023. Roy C. Harvey served as our PEO from January 1, 2023 through September 24, 2023 and for the full year for each of 2022, 2021 and 2020. For 2023, our non-PEO
NEOs included Molly S. Beerman, Renato Bacchi, Tammi A. Jones, Andrew Hastings, Jeffrey D. Heeter, and Kelly R. Thomas. For 2022, our
non-PEO
NEOs included Messrs. Oplinger, John Slaven, Heeter, and Ms. Thomas. For 2021, our
non-PEO
NEOs included Messrs. Oplinger, Slaven, Timothy Reyes, and Heeter. For 2020, our
non-PEO
NEOs included Messrs. Oplinger, Slaven, Reyes, and Heeter.

(2)
For each of 2023, 2022, 2021 and 2020, the values included in this column for the compensation actually paid to our PEOs and the average compensation actually paid to our non-PEO
NEOs reflect the following adjustments to the values included in column (b) and column (d), respectively:

William F. Oplinger (PEO)	2023

2023 Summary Compensation Table Total for PEO (Mr. Oplinger) (column (b))	$4,706,433

- aggregate change in actuarial present value of pension benefits	$321,426

+ service cost of pension benefits	$0

+ prior service cost of pension benefits	$0

- SCT “Stock Awards” column value	$2,464,324

- SCT “Option Awards” column value	$0

+ year-end fair value of equity awards granted in the covered year that are outstanding and unvested as of the covered year-end	$1,473,454

+/- change in fair value of equity awards granted in prior years that are outstanding and unvested as of the covered year-end	$(2,242,716)

+ vesting date fair value of equity awards granted and vested in the covered year	$0

+/- change in fair value of equity awards granted in prior years that vested in the covered year	$954,927

- fair value as of prior-year end of equity awards granted in prior years that failed to vest in the covered year	$0

+ dollar value of dividends/earnings paid prior to the vesting date on equity awards in the covered year	$72,232

+ excess fair value for equity award modifications	$0

Compensation Actually Paid to PEO (Mr. Oplinger) (column (c))	$2,178,580

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2024 PROXY STATEMENT

Pay Versus Performance
(continued)

Roy C. Harvey (PEO)	2023	2022	2021	2020

2023 Summary Compensation Table Total for PEO (Mr. Harvey) (column (b))	$14,554,320	$12,837,409	$15,960,369	$13,280,808
- aggregate change in actuarial present value of pension benefits	$412,821	$0	$0	$2,067,235

+ service cost of pension benefits	$0	$0	$0	$172,579

+ prior service cost of pension benefits	$0	$0	$0	$0

- SCT “Stock Awards” column value	$8,759,831	$10,474,101	$12,113,517	$8,468,529

- SCT “Option Awards” column value	$0	$0	$0	$0

+ year-end fair value of equity awards granted in the covered year that are outstanding and unvested as of the covered year-end	$5,237,635	$4,601,646	$31,694,323	$12,187,015

+/- change in fair value of equity awards granted in prior years that are outstanding and unvested as of the covered year-end	$(9,966,574)	$(8,254,905)	$36,132,923	$(298,172)

+ vesting date fair value of equity awards granted and vested in the covered year	$0	$0	$0	$0
+/- change in fair value of equity awards granted in prior years that vested in the covered year	$4,774,089	$(556,702)	$(255,037)	$(477,648)

- fair value as of prior-year end of equity awards granted in prior years that failed to vest in the covered year	$0	$0	$0	$0

+ dollar value of dividends/earnings paid prior to the vesting date on equity awards in the covered year	$217,828	$437,760	$96,270	$0

+ excess fair value for equity award modifications	$0	$0	$0	$0

Compensation Actually Paid to PEO (Mr. Harvey) (column (c))	$5,644,646	$(1,408,893)	$71,515,331	$14,328,818

AVERAGE FOR NON-PEO NEOS	2023	2022	2021	2020

Average SCT Total for Non-PEO NEOs (column (d))	$1,970,208	$2,594,429	$3,334,351	$3,273,590
- aggregate change in actuarial present value of pension benefits	$34,361	$0	$0	$744,812

+ service cost of pension benefits	$0	$0	$0	$122,172

+ prior service cost of pension benefits	$0	$0	$0	$0

- SCT “Stock Awards” column value	$1,214,594	$1,530,955	$1,817,086	$1,217,556

- SCT “Option Awards” column value	$0	$0	$0	$0

+ year-end fair value of equity awards granted in the covered year that are outstanding and unvested as of the covered year-end	$627,267	$1,632,281	$8,717,424	$3,283,942

+/- change in fair value of equity awards granted in prior years that are outstanding and unvested as of the covered year-end	$(611,911)	$(1,509,632)	$10,469,915	$137,089

+ vesting date fair value of equity awards granted and vested in the covered year	$0	$0	$0	$0
+/- change in fair value of equity awards granted in prior years that vested in the covered year	$197,200	$137,693	$(33,819)	$(68,340)

- fair value as of prior-year end of equity awards granted in prior years that failed to vest in the covered year	$106,054	$0	$0	$0

+ dollar value of dividends/earnings paid prior to the vesting date on equity awards in the covered year	$22,124	$52,115	$14,135	$0

+ excess fair value for equity award modifications	$0	$0	$0	$0

Average Compensation Actually Paid to Non-PEO NEOs (column (e))	$849,879	$1,375,931	$20,684,920	$4,786,085
(3)
Total shareholder return for the Company and the peer group was calculated as the yearly percentage change in cumulative total shareholder return based on a deemed fixed investment of $100 at market close on December 31, 2019 and in accordance with Items 201(e) and 402(v) of Regulation
S-K.
For purposes of this pay versus performance disclosure, our peer group is the S&P Metals and Mining Select Industry Index (the “PvP Peer Group”).

Because fiscal years are presented in the table in reverse chronological order (from top to bottom), the table should be read from bottom to top for purposes of understanding cumulative returns over time.

(4)	Please see “Attachment A—Additional Information Regarding Performance Measures ” for reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures.

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2024 PROXY STATEMENT

Pay Versus Performance
(continued)

Pay Versus Performance Relationship Descriptions
The following comparisons provide descriptions of the relationships between certain figures included in the Pay Versus Performance table for each of 2023, 2022, 2021, and 2020, including: (a) a comparison between our cumulative total shareholder return and the total shareholder return of the PvP Peer Group; and (b) comparisons between (i) the compensation actually paid to the PEOs (Mr. Oplinger and Mr. Harvey) and the average compensation actually paid to our non-PEO
NEOs and (ii) each of the performance measures set forth in columns (f), (h), and (i) of the Pay Versus Performance table.

Tabular List
The following table lists the financial performance measures that we believe represent the most important financial performance measures we use to link compensation actually paid to our NEOs for fiscal 2023 to our performance:

Adj. EBITDA excluding special items (non-normalized)

Relative Total Shareholder Return

Average Return on Equity

Free Cash Flow (normalized)

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2024 PROXY STATEMENT

Equity Compensation Plan Information

The following table provides information about Alcoa’s common stock that is authorized for issuance under the Company’s equity compensation plan as of December 31, 2023. Additional information is included in Note N of the Consolidated Financial Statements in Part II, Item 8 of the 2023 Form 10-K.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1) (a)	Weighted-average exercise price of outstanding options, warrants and rights(2) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected column (a))(3) (c)
Equity compensation plans approved by security holders	3,936,806	$26.73	10,455,239
Equity compensation plans not approved by security holders	0	0	0

Total	3,936,806	$26.73	10,455,239
(1)

Represents shares underlying awards that have been granted under the terms of the 2016 Stock Incentive Plan. Table amounts are comprised of: 148,608 shares issuable pursuant to stock options; 2,217,812 RSUs (employee time-based RSUs and deferred fee RSUs); and 1,570,386 PRSUs (assuming maximum achievement).

(2)	Reflects the weighted-average exercise price of stock options, and does not take into account RSUs or PRSUs, as such awards have no exercise price.
(3)

This number only reflects securities available for issuance under the 2016 Stock Incentive Plan. Under the terms of the plan, any award, other than an option or stock appreciation right (“SAR”), will count as 1.63 shares against the remaining pool from May 10, 2017 and thereafter. Options and SARs will be counted as one share for each option or SAR.

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2024 PROXY STATEMENT

Item 4 Stockholder Proposal Requesting the Preparation of an Annual Report on Lobbying Activities, if Properly Presented

The following stockholder proposal will be voted upon at the Annual Meeting if such proposal is properly presented at the Annual Meeting by or on behalf of the stockholder proponent. Stockholders submitting a proposal must appear personally or by proxy at the Annual Meeting to move the proposal for consideration. The Company has been advised that Mr. John Chevedden, as the proxy for Mr. Kenneth Steiner, beneficial owner of at least 500 shares of the Company’s common stock, whose address is 14 Stoner Avenue, 2M, Great Neck, New York 11021, intends to present the proposal set forth below. As required by SEC rules, the proposal and supporting statement are presented below in the form received from the stockholder proponent. The Board and the Company are not responsible for the contents of the following stockholder proposal or supporting statement. The graphic below was provided by the stockholder proponent and not the Company.

Proposal 4 - Transparency in Lobbying

Resolved, the stockholders of Alcoa request the preparation of a report, updated annually, disclosing:

1.	Company policy and procedures governing lobbying, both direct and indirect, and grassroots lobbying communications.
2.	Payments by Alcoa used for (a) direct or indirect lobbying or (b) grassroots lobbying communications, in each case including the amount of the payment and the recipient.
3.	Alcoa’s membership in and payments to any tax-exempt organization that writes and endorses model legislation;
4.	Description of management’s decision-making process and the Board’s oversight for making payments described above.

For purposes of this proposal, a “grassroots lobbying communication” is a communication directed to the general public that (a) refers to specific legislation or regulation, (b) reflects a view on the legislation or regulation and (c) encourages the recipient of the communication to take action with respect to the legislation or regulation. “Indirect lobbying” is lobbying engaged in by a trade association or other organization of which Alcoa is a member.

Both “direct and indirect lobbying” and “grassroots lobbying communications” include efforts at the local, state and federal levels.

The report shall be presented to the Safety, Sustainability and Public Issues Committee and posted on Alcoa’s website.

Supporting Statement

Full disclosure of Alcoa’s lobbying activities and expenditures is needed to assess whether its lobbying is consistent with its expressed goals and stockholder interests. Alcoa’s lobbying White House to block U.S. imports of Russian aluminum has drawn scrutiny.1 Alcoa spent $9 million from 2017 - 2022 on federal lobbying. This does not include state lobbying, where Alcoa also lobbies but disclosure is uneven or absent. Alcoa also lobbies abroad, spending between €300,000 - 399,999 on lobbying in Europe for 2022.

Companies can give unlimited amounts to third party groups that spend millions on lobbying and often undisclosed grassroots activity.2 Alcoa fails to disclose its memberships in or payments to trade associations and social welfare groups (SWGs), or the amounts used for lobbying, to stockholders. Alcoa serves on the board of the National Association of Manufacturers (NAM) and also belongs to the Aluminum Association and Institute of Scrap Recycling Industries, which together spent $11 million on federal lobbying for 2022.

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2024 PROXY STATEMENT

Item 4 Stockholder Proposal Requesting the Preparation of an Annual Report on Lobbying Activities, if Properly Presented (continued)

I am concerned that Alcoa’ lack of disclosure presents reputational risk when its lobbying contradicts company public positions. For example, Alcoa publicly supports addressing climate change, yet NAM leverages its “influence to obstruct climate policy progress in the U.S. at the federal, state and local levels.”3 Alcoa has previously attracted scrutiny for avoiding federal income taxes through the use of offshore tax havens,4 while NAM has attracted attention for opposing a new corporate minimum tax.5 And while Alcoa does not belong to the controversial American Legislative Exchange Council, which is attacking “woke” investing,6 it was represented by NAM, which previously sat on its Private Enterprise Advisory Council.7

Reputational damage stemming from these misalignments could harm stockholder value. Thus it will be a best practice for Alcoa to expand its lobbying disclosure.

1	https://finance.yahoo.com/news/alcoa-lobbying-white-house-block-204655430.htmI.
2	https://theintercept.com/2019/08/06/business-group-spending-on-lobbying-in-washington-is-at-least-double-whats-publicly-reported/.
3	https://www.greenbiz.com/article/dont-play-both-sides-take-3-steps-now-fix-your-trade-group-gap.
4	https://itep.org/offshoreshellgames2017/.
5	https://www.nytimes.com/2023/09/07/business/corporate-minimum-tax-impact.html.
6	https://www.wbur.org/hereandnow/2023/03/22/esg-investing-fossil-fueIs.
7	https://www.exposedbycmd.org/2023/02/03/alec-expands-private-board-of-directors-with-woke-capitaIism-fighters/.

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2024 PROXY STATEMENT

Item 4 Stockholder Proposal Requesting the Preparation of an Annual Report on Lobbying Activities, if Properly Presented (continued)

Statement of Opposition

The Board of Directors has carefully considered this stockholder proposal and recommends that stockholders vote AGAINST this proposal for the following reasons:

Summary

This proposal requests that Alcoa prepare and publicly disclose an annual report regarding the Company’s lobbying activities. The Board believes that the actions requested by the stockholder proposal are unnecessary for the following reasons:

1.	Alcoa already publicly discloses information regarding its lobbying and political activities and expenditures.
2.	Alcoa has effective, comprehensive, and transparent policies and procedures governing oversight of its lobbying and political activities.
3.	Alcoa’s current advocacy activities are in the best interests of the Company and its stockholders.
4.	Preparation of the report requested by the proposal would create an undue administrative burden and cost without providing additional meaningful information to stockholders.

Alcoa already publicly discloses information regarding its lobbying and political activities and expenditures.

Alcoa recognizes the importance of public policy engagement and providing transparent disclosures regarding our lobbying and political activities. In 2024, in response to stockholder interest, we published an Alcoa Policy Advocacy 2023 Disclosure (the “Advocacy Disclosure”) on our website where much of the information requested by this proposal is provided in a single location. The Advocacy Disclosure supplements our prior disclosures and provides transparency into the Company’s public policy engagement process, including our policies, procedures, memberships, payments, and oversight mechanisms with respect to our lobbying and political activities, including related spending.

The Advocacy Disclosure includes a list of Alcoa’s top ten industry associations, measured by the payment of 2023 membership dues, including the amount of such dues. We intend to update this information periodically. These industry associations also publicly disclose their lobbying expenses when required to do so by national, state, provincial, and local law. In addition to membership information, our Advocacy Disclosure provides transparency into how we approach evaluating participation in, and the policy positions of, such associations.

In addition to the information provided in the Advocacy Disclosure regarding our lobbying and political activities (and related spending), we report our lobbying activities and expenses as required by applicable national, state, provincial, and local laws and regulations. This information is publicly available on the applicable regulating entity’s website. We provide direct links in the Advocacy Disclosure to several of these reports, including our U.S. federal lobbying reports made to the Office of the Clerk of the U.S. House of Representatives and the Secretary of the Senate, reports to the Canadian Office of the Commissioner of Lobbying, and reports to the EU Transparency Register.

We also voluntarily disclose direct political donations by the Alcoa Corporation Employees’ Political Action Committee (“PAC”) and Alcoa ($0 for 2022) in our Sustainability Report. The PAC’s donations (and other financial activity) are fully disclosed to the Federal Election Commission and the reports are available online. As described more fully below, Company policy generally prohibits direct donations by Alcoa to political committees, with very limited exceptions.

The proposal requests that the Company disclose payments used for grass roots lobbying communications, but the Company has not engaged, and does not currently engage, in “grass roots lobbying” (i.e., efforts to shape public opinion regarding legislation or to urge the general public to contact public officials regarding legislation).

The Board believes that these various disclosures collectively enable stockholders to assess whether Alcoa’s lobbying and political activities align with our public policy positions and statements, and the additional detail requested by this proposal would not provide any meaningful information to stockholders.

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2024 PROXY STATEMENT

Item 4 Stockholder Proposal Requesting the Preparation of an Annual Report on Lobbying Activities, if Properly Presented (continued)

Alcoa has effective, comprehensive, and transparent policies and procedures governing oversight of its lobbying and political activities.

Alcoa has mechanisms in place with respect to its lobbying and political activities that are designed to promote compliance with applicable laws and regulations, and certain of the policies governing these activities are publicly available on the Company’s website.

The Company’s Code of Conduct and Ethics addresses lobbying activities and communications with government or political party officials, which are overseen by Alcoa’s Government Affairs Department. The Code of Conduct and Ethics requires compliance with applicable laws and reporting requirements.

In addition, the Company’s Political Contributions—Candidates and Issues Policy (the “Political Contributions Policy”) generally prohibits the Company and its directors, officers, employees, and contractors from using Company assets for, in aid of, or in opposition to (a) any political parties, campaign committees, or candidates for public office, or (b) any group or organization whose principal purpose is to influence the outcome of a ballot initiative, referendum or other vote of the electorate on a public issue (collectively, “Political Contributions”). Pursuant to the Political Contributions Policy, in limited circumstances where the Company determines it would be appropriate to make Political Contributions in favor of, or in opposition to, ballot or referendum initiatives, such contributions must be pre-approved by the Company’s Chief External Affairs Officer.

The Company maintains an internal procedure governing the engagement of third parties for lobbying activities, which requires robust due diligence procedures prior to retaining such lobbyists, as well as strict accounting and compliance procedures to facilitate compliance with applicable registration and reporting obligations.

Alcoa’s management closely monitors and coordinates the Company’s public policy advocacy efforts, including lobbying activities, and the Safety, Sustainability and Public Issues Committee of the Board periodically receives updates from management regarding global public policy positions and engagement, including stakeholder considerations regarding such issues. The Safety, Sustainability and Public Issues Committee, which is comprised solely of independent directors and includes directors with significant experience in government, legal, and regulatory affairs, oversees Alcoa’s policies and practices relating to the Company’s political activities, as described in its publicly available charter. The Board believes that the additional disclosure regarding oversight of lobbying-related expenditures requested by the proposal is unnecessary in light of the existing disclosures regarding governance in place surrounding these activities.

Alcoa’s current advocacy activities are in the best interests of the Company and its stockholders.

The Board believes that Alcoa should be a participant in the public policy process, including through lobbying activities and involvement in industry associations. Our business is subject to extensive U.S. and international regulations, which have a significant impact on our business. Our participation in advocacy activities allows us to share our business expertise regarding issues facing our industry and the business community while advocating for policy positions that are in the interests of Alcoa and its stakeholders. Additionally, we are members of various groups for reasons unrelated to lobbying, such as information gathering and the development of industry operating standards and practices. The Board believes that Alcoa’s thoughtful approach to engagement furthers the interests of the Company, our stockholders, and our employees.

These efforts are necessarily focused on issues and positions important to Alcoa; however, lobbying done on behalf of our industry by certain industry groups of which we are members may not necessarily represent our Company’s positions at all times, given the variety of business issues in which many industry associations and other groups are engaged. While we do not always agree with the positions taken by these groups, we generally believe that our membership allows us to advance Alcoa’s positions and interests. When we disagree with such groups on a position, we employ a range of approaches to provide greater clarity on our own positions and work to share our position in the association. We believe that our participation in these groups contributes balance and greater perspective. If differences remain significant, Alcoa will assess the value of the Company’s continuing membership in an association.

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2024 PROXY STATEMENT

Item 4 Stockholder Proposal Requesting the Preparation of an Annual Report on Lobbying Activities, if Properly Presented (continued)

Preparation of the report requested by the proposal would create an undue administrative burden and cost without providing additional meaningful information to stockholders.

In addition to complying with the extensive national, state, provincial, and local laws and regulations governing lobbying activities and related disclosures, as described above, Alcoa already provides voluntary disclosure regarding its lobbying activities on its website, which addresses much of the information requested by the proposal. As such, the Board believes that the report requested by the proposal would create an undue administrative burden and cost without providing additional meaningful information to stockholders.

In summary, the Board believes that Alcoa’s existing public disclosures, as well as our governance practices in place for our political and lobbying activities, provide much of the information requested by the stockholder proposal and enable stockholders to assess the Company’s lobbying and political practices. The Board believes that publishing additional information would not provide any additional meaningful information to our stockholders.

For these reasons, the Board of Directors believes that stockholder interests are best served by voting against the proposal.

The Board of Directors recommends a vote “AGAINST” Item 4, the stockholder proposal requesting the preparation of an annual report on lobbying activities, if properly presented.

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2024 PROXY STATEMENT

Questions and Answers

About the Annual Meeting and Voting

1.	How do I attend and participate in the Annual Meeting?

Our virtual Annual Meeting will be conducted on the internet via live webcast. Stockholders will be able to attend and participate online and submit questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/AA2024. Stockholders will be able to vote their shares electronically during the Annual Meeting.

Stockholders who would like to attend and participate in the Annual Meeting will need the 16-digit control number included on their Notice, proxy card, or voting instruction card. The Annual Meeting will begin promptly at 9:30 a.m. EDT. We encourage you to access the Annual Meeting prior to the start time. Online access will begin 15 minutes prior to the start of the Annual Meeting, at 9:15 a.m. EDT.

The virtual Annual Meeting platform is fully supported across browsers (Edge, Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Stockholders should confirm that they have a strong internet connection if they intend to attend and/or participate in the Annual Meeting. Attendees should allow plenty of time to log in prior to the start of the Annual Meeting. We will also provide details on how to attend, ask questions, and participate in the Annual Meeting at https://investors.alcoa.com. We encourage you to check this website prior to the Annual Meeting if you plan to attend.

2.	How do I ask a question at the Annual Meeting?

The virtual Annual Meeting format allows stockholders to communicate with us during the Annual Meeting so they can ask questions of our management and Board, as appropriate. If you wish to submit a question prior to the Annual Meeting, you may do so beginning one week in advance of the Annual Meeting, by logging in to www.proxyvote.com and entering your 16-digit control number. Once past the login screen, click on “Submit Questions.” If you wish to submit a question during the Annual Meeting, you may do so by logging into the virtual meeting platform at www.virtualshareholdermeeting.com/AA2024, typing your question into the “Ask a Question” field, and clicking “Submit.”

Questions pertinent to the Annual Meeting will be answered in the Question and Answer session during the Annual Meeting, subject to time constraints. Any such questions that cannot be answered during the Annual Meeting due to time constraints will be posted and answered on our Investor Relations website, https://investors.alcoa.com, as soon as practicable after the Annual Meeting.

Although the live webcast is available only to stockholders as of the record date for the meeting, a replay of the meeting will be available on our website at https://investors.alcoa.com.

3.	Where can I find additional information relevant to the Annual Meeting?

Additional information regarding the ability of stockholders to ask questions during the Annual Meeting, related rules of conduct, and other materials for the Annual Meeting will be available during the Annual Meeting at www.virtualshareholdermeeting.com/AA2024.

Although the live webcast is available only to stockholders as of the record date for the meeting, a replay of the meeting will be available on our website at https://investors.alcoa.com.

4.	What if I encounter technical difficulties accessing the Annual Meeting?

If you encounter any technical difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting login page for assistance. Technical support will be available beginning approximately 15 minutes prior to the start of the Annual Meeting through its conclusion.

Additional information regarding matters addressing technical and logistical issues, including technical support during the Annual Meeting, will be available at www.virtualshareholdermeeting.com/AA2024 and at https://investors.alcoa.com.

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2024 PROXY STATEMENT

Questions and Answers About the Annual Meeting and Voting (continued)

5.	Who is entitled to vote and how many votes do I have?

If you were a holder of Alcoa common stock at the close of business on the record date, March 12, 2024, you are eligible to vote at the Annual Meeting. For each matter presented for vote, you have one vote for each share you own.

6.	What is the difference between holding shares as a registered stockholder and as a beneficial owner of shares?

Registered Stockholder. If your shares of common stock are registered directly in your name with our transfer agent, Computershare, you are considered a “registered stockholder” of those shares.

Beneficial Owner of Shares. If your shares are held in an account at a bank, brokerage firm, or other similar organization, then you are a beneficial owner of shares held in “street name.” In that case, you will have received these proxy materials from the bank, brokerage firm, or other similar organization holding your account and, as a beneficial owner, you have the right to direct your bank, brokerage firm, or similar organization how to vote the shares held in your account.

7.	How do I vote if I am a registered stockholder?

By Telephone or Internet. All registered stockholders can vote by telephone, by using the toll-free telephone number on their Notice or proxy card, or through the internet, at the web address provided and by using the procedures and instructions described on the Notice or proxy card. The telephone and internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares, and to confirm that their instructions have been recorded properly.

By Written Proxy. All registered stockholders who received paper copies of our proxy materials can also vote by written proxy card. If you are a registered stockholder and receive a Notice, you may request a written proxy card by following the instructions included in the Notice. If you sign and return your proxy card but do not mark any selections giving specific voting instructions, your shares represented by that proxy will be voted as recommended by the Alcoa Board.

During the Annual Meeting. All registered stockholders may vote online during the Annual Meeting. You will need the 16-digit control number included on your Notice or proxy card to log in to the virtual meeting platform at www.virtualshareholdermeeting.com/AA2024. Voting electronically online during the Annual Meeting will replace any previous votes.

Whether or not you plan to attend and participate in the meeting, we encourage you to vote by proxy as soon as possible before the Annual Meeting. Your shares will be voted in accordance with your instructions.

8.	How do I vote if I am a beneficial owner of shares?

Your broker is not permitted to vote on your behalf on “non-routine” matters, unless you provide specific instructions by completing and returning the voting instruction card from your bank, broker, or other similar organization or by following the instructions provided to you for voting your shares via telephone or the internet. For the Annual Meeting, only the ratification of the selection of PricewaterhouseCoopers LLP as our independent auditor for 2024 (Item 2) is considered to be a routine matter. For your vote to be counted with respect to non-routine matters (Items 1, 3, and 4), you will need to communicate your voting decisions to your bank, broker, or other similar organization before the date of the Annual Meeting. All beneficial owners may also vote online during the Annual Meeting. You will need the 16-digit control number included on your voting instruction card to log in to the virtual meeting platform at www.virtualshareholdermeeting.com/AA2024. Voting electronically online during the Annual Meeting will replace any previous votes.

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2024 PROXY STATEMENT

Questions and Answers About the Annual Meeting and Voting (continued)

9.	How do I vote if I participate in one of the employee savings plans?

Stockholders in an Alcoa savings plan may attend and participate in the Annual Meeting but will not be able to vote shares held in an Alcoa savings plan electronically online during the Annual Meeting. You must vote in advance of the Annual Meeting by providing the trustee of the employee savings plan with your voting instructions in advance of the meeting. You may do so by returning your voting instructions by mail, or submitting them by telephone or electronically using the internet. The trustee is the only one who can vote your shares and the trustee will vote your shares as you have instructed. If the trustee does not receive your instructions, your shares generally will be voted in proportion to the way the other plan participants voted. To allow sufficient time for voting by the trustee, your voting instructions must be received by 11:59 p.m. EDT on May 7, 2024.

10.	What does it mean if I receive more than one Notice?

If you are a registered stockholder or participate in Alcoa’s employee savings plans, you will receive one Notice (or if you are an employee with an Alcoa email address, an email proxy form that will be disseminated at the time the Notice and this Proxy Statement is first available to stockholders) for all shares of common stock held in or credited to your accounts as of the record date, if the account names are exactly the same. If your shares are registered differently and are in more than one account, you will receive more than one Notice or email proxy form, and in that case, you can and are urged to vote all of your shares, which will require you to vote more than once. To avoid this situation in the future, we encourage you to have all accounts registered in the same name and address whenever possible. You can do this by contacting our transfer agent, Computershare, at 1-800-522-6645 (in the U.S. and Canada) or 1-201-680-6578 (all other locations) or through the Computershare website, www.computershare.com.

11.	Can I change my vote?

There are several ways in which you may revoke your proxy or change your voting instructions before the time of voting at the Annual Meeting (please note that, in order to be counted, the revocation or change must be received by 11:59 p.m. EDT on May 9, 2024, or by 11:59 p.m. EDT on May 7, 2024 in the case of instructions to the trustee of an employee savings plan):

•	Vote again by telephone or at the internet website.
•	Transmit a revised proxy card or voting instruction card that is dated later than the prior one.
•	Registered stockholders may notify Alcoa’s Secretary in writing that a prior proxy is revoked.
•	Employee savings plan participants may notify the plan trustee in writing that prior voting instructions are revoked or are changed.
•	Vote online during the Annual Meeting.

The latest-dated, timely, properly completed proxy that you submit, whether by mail, telephone, or the internet, will count as your vote. If a vote has been recorded for your shares and you subsequently submit a proxy card that is not properly signed and dated, then the previously recorded vote will stand. Voting online during the Annual Meeting will replace any previous votes.

12.	Is my vote confidential?

Yes. Proxy cards, ballots, and voting tabulations that identify stockholders are kept confidential except:

•	as necessary to meet applicable legal requirements and to assert or defend claims for or against the Company;
•	in the case of a contested proxy solicitation; or
•	to allow the independent inspector of elections to certify the results of the vote.

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2024 PROXY STATEMENT

Questions and Answers About the Annual Meeting and Voting (continued)

13.	What is a Broker Non-Vote?

A “broker non-vote” occurs when a broker submits a proxy for a matter but does not have the authority to vote because the beneficial owner did not provide voting instructions on such matter. Under NYSE rules, the proposal to ratify the appointment of independent auditor (Item 2) is considered a “discretionary” or “routine” item. This means that brokerage firms may vote on such item in their discretion on behalf of clients (beneficial owners) who have not furnished voting instructions at least 15 days before the date of the Annual Meeting. In contrast, all of the other proposals set forth in this Proxy Statement are “non-discretionary” or “non-routine” items; brokerage firms that have not received voting instructions from their clients on these matters may not vote on these proposals.

14.	What constitutes a “quorum” for the meeting?

A quorum is a majority of the outstanding shares that are entitled to vote as of the record date present at the meeting or represented by proxy. A quorum is necessary to conduct business at the Annual Meeting. Your shares will be counted as present at the Annual Meeting if you have properly voted by proxy. Abstentions and broker non-votes count as present at the meeting for purposes of determining a quorum. If you vote to abstain on one or more proposals, your shares will be counted as present for purposes of determining the presence of a quorum.

15.	What is the voting requirement to approve each of the proposals, and how are votes counted?

At the close of business on March 12, 2024, the record date for the meeting, Alcoa had 179,558,990 outstanding shares of common stock. Each share of common stock outstanding on the record date is entitled to one vote for each director nominee and one vote for each of the other proposals to be voted on.

Alcoa is incorporated in the State of Delaware and its shares are listed on the NYSE. As a result, the Delaware General Corporation Law (the “DGCL”) and the NYSE listing standards govern the voting standards applicable to actions taken by our stockholders. Under our Bylaws, when a quorum is present, in all matters other than the election of directors, the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter shall be the act of the Company’s stockholders. Under the DGCL and our Bylaws, shares that abstain constitute shares that are present and entitled to vote. Shares abstaining have the practical effect of being voted “against” the matter, other than in the election of directors.

With respect to the election of directors, in order to be elected, each nominee must receive the affirmative vote of a majority of the votes cast at the Annual Meeting in respect of his or her election. Broker non-votes and abstentions will have no impact, as they are not counted as votes cast for this purpose.

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2024 PROXY STATEMENT

Questions and Answers About the Annual Meeting and Voting (continued)

A description of the voting requirements and related effect of abstentions and broker non-votes on each item is as follows:

	Voting Options:	Board Recommendation	Vote Required to Adopt the Proposal	Effect of Abstentions and Broker Non-Votes
Item 1—Election of 10 Director Nominees to Serve for One-Year Terms Expiring in 2025	“For,” “Against,” or “Abstain” on each nominee	“FOR” each nominee	Majority of votes cast for such nominee	None
Item 2—Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Auditor for 2024	“For,” “Against,” or “Abstain”	“FOR”	Majority of shares represented at the Annual Meeting and entitled to vote	Abstentions are treated as votes “against.” Brokers have discretion to vote on this item.
Item 3—Approval, on an Advisory Basis, of the Company’s 2023 Named Executive Officer Compensation	“For,” “Against,” or “Abstain”	“FOR”	Majority of shares represented at the Annual Meeting and entitled to vote	Abstentions are treated as votes “against.” Broker non-votes have no effect.
Item 4—Stockholder Proposal Requesting the Preparation of an Annual Report on Lobbying Activities, if Properly Presented	“For,” “Against,” or “Abstain”	“AGAINST”	Majority of shares represented at the Annual Meeting and entitled to vote	Abstentions are treated as votes “against.” Broker non-votes have no effect.

16.	Who pays for the solicitation of proxies?

Alcoa pays the cost of soliciting proxies. Proxies will be solicited by Alcoa on behalf of the Board by mail, telephone, other electronic means or in person. We have retained Innisfree M&A Inc., 501 Madison Avenue, New York, NY 10222, to assist with the solicitation for an estimated fee of $15,000, plus expenses. We will reimburse brokerage firms and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for sending proxy materials to stockholders and obtaining their votes. Our employees may also solicit proxies for no additional compensation.

17.	How do I comment on Company business?

Your comments are collected when you vote using the internet. You may also send your comments to us at Alcoa Corporation, 201 Isabella Street, Suite 500, Pittsburgh, Pennsylvania 15212-5858, Attention: Secretary. Although it is not possible to respond to each stockholder, your comments help us to understand your concerns.

18.	When are 2025 stockholder proposals due?

To be considered for inclusion in the Company’s 2025 proxy statement, stockholder proposals submitted in accordance with SEC Rule 14a-8 must be received in writing at our principal executive offices no later than November 19, 2024. Address all stockholder proposals to: Alcoa Corporation, 201 Isabella Street, Suite 500, Pittsburgh, Pennsylvania 15212-5858, Attention: Secretary. For any proposal that is not submitted for inclusion in next year’s proxy statement, but is instead sought to be presented directly at the Annual Meeting, notice of intention to present the proposal, including all information required to be provided by the stockholder in accordance with the Company’s Bylaws, must be received in writing at our principal executive offices not earlier than the close of business on January 10, 2025, and not later than the close of business on February 9, 2025. Address all notices of intention to present proposals at the 2025 Annual Meeting to: Alcoa Corporation, 201 Isabella Street, Suite 500, Pittsburgh, Pennsylvania 15212-5858, Attention: Secretary.

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2024 PROXY STATEMENT

Questions and Answers About the Annual Meeting and Voting (continued)

19.	What is “householding”?

Stockholders who have the same last name and address and who request paper copies of the proxy materials will receive only one copy unless one or more of them notifies us that they wish to receive individual copies. This method of delivery, known as “householding,” will help confirm that stockholder households do not receive multiple copies of the same document, helping to reduce our printing and postage costs, and environmental impact.

We will deliver promptly, upon written or oral request, a separate copy of the 2023 Form 10-K, Proxy Statement, or Notice, as applicable, to a security holder at a shared address to which a single copy of the document was delivered. Please direct such requests to Alcoa Corporation, 201 Isabella Street, Suite 500, Pittsburgh, Pennsylvania 15212-5858, Attention: Secretary or by email at Corporate_Secretary@Alcoa.com.

Registered stockholders may also request to begin or to discontinue householding in the future by contacting our transfer agent, Computershare, at 1-800-522-6645 (in the U.S. and Canada), 1-201-680-6578 (all other locations), by mail to Computershare Investor Services, P.O. Box 43006, Providence, RI 02940-3006 or through the Computershare website, www.computershare.com. Stockholders owning their shares through a bank, broker, or other similar organization may request to begin or to discontinue householding by contacting their bank, broker or other nominee or by calling 1-866-540-7095.

20.	How may I obtain a copy of Alcoa’s 2023 Form 10-K and proxy materials?

The Company will provide by mail or email, without charge, a copy of its 2023 Form 10-K (not including exhibits and documents incorporated by reference), the Proxy Statement for this Annual Meeting, and the Annual Report on Form 10-K and proxy materials for future Annual Meetings (once available) at your request. Please direct all requests to Alcoa Corporation, 201 Isabella Street, Suite 500, Pittsburgh, Pennsylvania 15212-5858, Attention: Secretary, call 412-315-2900, or email Corporate_Secretary@Alcoa.com. These materials also are available, free of charge, on Alcoa’s website at www.alcoa.com. Requests for materials relating to the Annual Meeting, by calling 1-800-579-1639, must be made by April 26, 2024 to facilitate timely delivery.

21.	Can other business in addition to the items listed on the agenda be transacted at the meeting?

The Company knows of no other business to be presented for consideration at the Annual Meeting other than the items indicated in the Notice. If other matters are properly presented at the Annual Meeting, the persons designated as authorized proxies on your proxy card may vote on such matters in their discretion. In addition, the persons designated as authorized proxies on your proxy card may vote your shares to adjourn the Annual Meeting and will be authorized to vote your shares at any adjournments or postponements of the Annual Meeting.

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2024 PROXY STATEMENT

ATTACHMENT A — Additional Information Regarding Performance Measures

Management does not consider the following non-GAAP measures to be a replacement of the most directly comparable GAAP measures, but instead considers such measures as additional information to consider when evaluating the Company’s financial performance.

2023 Annual Incentive Compensation and 2020-2023 Pay Versus Performance (PVP)

2023 Annual Incentive Compensation and Pay Versus Performance—Reconciliation of Adjusted EBITDA, Excluding Special Items—Non-Normalized (in millions)

	Year ended
	December 31, 2020	December 31, 2021	December 31, 2022	December 31, 2023
Net income (loss)	$(14)	$570	$38	$(773)
Less: Net income (loss) attributable to noncontrolling interest	156	141	161	(122)
Net income (loss) attributable to Alcoa Corporation	(170)	429	(123)	(651)
Add:
Net income (loss) attributable to noncontrolling interest	156	141	161	(122)
Provision for income taxes	187	629	664	189
Other expenses (income), net	8	(445)	(118)	134
Interest expense	146	195	106	107
Restructuring and other charges, net	104	1,128	696	184
Provision for depreciation, depletion, and amortization	653	664	617	632
Adjusted EBITDA	1,084	2,741	2,003	473
Special items(1)	67	22	221	63
Adjusted EBITDA, excluding special items	$1,151	$2,763	$2,224	$536
(1)

Special items are comprised of costs related to restart processes, costs related to closures, the net cost of power associated with the Portland smelter, certain external costs related to portfolio actions, and other items management deems appropriate to exclude from non-GAAP performance measures.

2023 Annual Incentive Compensation—Reconciliation of Free Cash Flow (in millions)

Year ended December 31, 2023
Cash provided from operations	$91
Capital expenditures	(531)
Free Cash Flow	$(440)

2023 Annual Incentive Compensation—Normalization applied to “Free Cash Flow—Normalized” metric

For incentive compensation purposes, the Company’s Free Cash Flow—Normalized metric is calculated by taking Alcoa’s Free Cash Flow for the fiscal year ended December 31, 2023 and normalizing the metric for certain factors not in management’s control.

We normalize for the following items, each of which may have significant effects on financial results but are not impacted by management performance or otherwise within management’s control. Because we generally do not hedge against fluctuations in LME and API prices and foreign exchange rates, normalization adjustments were made relative to certain described metrics in determining the 2023 IC awards. For 2023, the most significant normalization impacts were driven by LME, API, regional premiums and tariffs, and currencies, offset by raw material prices. Additionally, we adjust for certain items deemed to be special items to the Company’s financial results.

A description of the normalization of these factors follows:

•

LME Pricing and API: Without normalization, in years when the LME price of aluminum, or the price of alumina through the API, rises rapidly relative to plan (i.e., our forecasts), annual incentive compensation would be less effective as a performance incentive

A-1

2024 PROXY STATEMENT

ATTACHMENT A (continued)

because management would receive an unearned benefit. Conversely, when LME and API prices for aluminum and alumina, respectively, fall dramatically relative to our plan, failure to normalize would demotivate employees by placing annual incentive compensation awards out of reach for reasons beyond their control. Our use of normalization enables us to drive operational and financial performance, particularly in recent years of volatile prices.

•

Currency Exchange Rates: Because our revenues are largely U.S. dollar-denominated, while costs in non-U.S. locations are largely denominated in local currency, the volatility of currency exchange rates may have a significant impact on earnings. As our commodities are traded in U.S. dollars, we typically have seen an inverse correlation to foreign currency exchange. Therefore, to avoid double counting, the normalization for the commodity price swings needs to be corrected by concurrent normalization of foreign exchange.

•

Regional Premiums and Tariffs: In addition to LME, API, and foreign currency normalization, results historically have been adjusted to neutralize 50% of the fluctuations in regional aluminum premiums compared to plan as well as 50% of the benefit from tariffs.

•

Raw Material Prices: For 2023, results were normalized to neutralize 100% of the fluctuations in raw material prices compared to the plan. Similar to LME and API, when raw material prices rise rapidly relative to plan, failure to normalize would demotivate employees by placing annual incentive compensation awards out of reach for reasons beyond their control; and conversely, in scenarios of lower raw material prices, annual incentive compensation would be less effective as a performance incentive because management would receive an unearned benefit.

Long-Term Equity Incentive Compensation

2023-2025 PRSUs—Average ROE

The Company’s Average ROE metric is calculated by dividing net (loss) income attributable to Alcoa plus special items by shareholder’s equity at the end of each fiscal year in the 2022-2024 performance period, then dividing by three years to calculate the average.

Special items are comprised of restructuring and other charges, various tax items, and other items management deemed appropriate to exclude from non-GAAP performance measures such as Adjusted EBITDA.

Shareholder’s equity is determined as follows: Total assets minus total liabilities minus non-controlling interest (four quarter average).

2023-2025 and 2021-2023 PRSUs—Carbon Intensity

For our Alumina segment goal, carbon (CO2e) reduction in our refining operations is measured using tons of CO2e per tons of alumina produced, relative to refineries with greater than 2.5M metric tons of annual production, based on Scope 1 and Scope 2 emissions information provided by independent third-party CRU.

Aluminum segment renewable energy production in smelting operations includes both direct and purchased renewable energy and is calculated as a percentage of renewable energy versus total megawatt hours purchased. Measure excludes closed smelters but includes San Ciprián, which is currently curtailed but has planned restart. The underlying power purchase agreements, which require specific renewable percentages for the energy procured for our smelters, are considered when calculating this metric with respect to our long-term incentive plan. Renewable energy means energy (including electricity and heat) derived from natural processes that are replenished constantly, such as sunlight, wind, and hydropower; nuclear power is excluded.

A-2

2024 PROXY STATEMENT

ATTACHMENT A (continued)

2021-2023 PRSUs—Return on Equity (ROE) Improvement (in millions)

December 31, 2023
Numerator:
Net loss attributable to Alcoa Corporation	$(651)
Add: Special Items(1)	246
Add: Normalizations(2)	(585)
ROE Adjusted Net Income (loss)	$(990)
Denominator:
Total Assets	14,143
Less: Total Liabilities	7,970
Less: Noncontrolling Interest	1,600
Add: Currency Translation Adjustment normalization	1,013
Shareholders’ Equity	$5,586
ROE	(17.7% )
(1)	Special items are comprised of restructuring and other charges, various tax items, and other items management deemed appropriate to exclude from non-GAAP performance measures such as Adjusted EBITDA.
(2)

The ROE Improvement metric was normalized for London Metal Exchange (“LME”) and API pricing, 50% of regional premiums/tariffs, foreign currency exchange rate fluctuations, raw material prices, Australia gas price increases, and special items.

The Company’s ROE Improvement metric is calculated against the baseline result at fiscal year end 2020 of (5.86)%.

2021-2023 PRSUs—Proportional Net Debt (in millions)

	December 31, 2023
	Consolidated	NCI	Alcoa Proportional
Short-term borrowings	$56	$—	$56
Long-term debt due within one year	79	31	48
Long-term debt, less amount due within one year	1,732	—	1,732
Total debt	1,867	31	1,836
Less: Cash and cash equivalents	944	141	803
Net debt (net cash)	923	(110)	1,033
Plus: Net pension / OPEB liability	657	17	640
Adjusted net debt (net cash)	$1,580	$(93)	$1,673

Proportional Net Debt was measured as of December 31, 2023, the last day of the three-year performance period.

A-3

201 ISABELLA STREET, SUITE 500 PITTSBURGH, PA 15212

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Daylight Time on May 9, 2024 or by 11:59 p.m. Eastern Daylight Time on May 7, 2024 for shares held in an Alcoa savings plan. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/AA2024

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Daylight Time on May 9, 2024 or by 11:59 p.m. Eastern Daylight Time on May 7, 2024 for shares held in an Alcoa savings plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
V33712-P06313	KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — — — — — — — — — —— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

ALCOA CORPORATION

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE LISTED IN ITEM 1, FOR ITEMS 2 AND 3, AND AGAINST ITEM 4.
1.	Election of 10 director nominees to serve for one-year terms expiring in 2025	For	Against	Abstain

	1a. Steven W. Williams	☐	☐	☐

	1b. Mary Anne Citrino	☐	☐	☐			For	Against	Abstain

	1c. Pasquale (Pat) Fiore	☐	☐	☐	2.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for 2024	☐	☐	☐

	1d. Thomas J. Gorman	☐	☐	☐	3.	Approval, on an advisory basis, of the Company’s 2023 named executive officer compensation	☐	☐	☐

	1e. James A. Hughes	☐	☐	☐	4.	Stockholder proposal requesting the preparation of an annual report on lobbying activities, if properly presented	☐	☐	☐

	1f. Roberto O. Marques	☐	☐	☐

	1g. William F. Oplinger	☐	☐	☐

	1h. Jackson (Jackie) P. Roberts	☐	☐	☐	Please sign exactly as your name or names appear(s) on this proxy card. If shares are held jointly, EACH holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
	1i. Ernesto Zedillo	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Alcoa Corporation Annual Meeting of Stockholders

Friday, May 10, 2024, 9:30 a.m. Eastern Daylight Time

www.virtualshareholdermeeting.com/AA2024

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Stockholders to be held on May 10, 2024

The Notice, Proxy Statement, and Annual Report on Form 10-K are available at www.proxyvote.com

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  V33713-P06313

Alcoa Corporation

201 Isabella Street, Suite 500

Pittsburgh, PA 15212

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoint(s) William F. Oplinger, Andrew Hastings, and Marissa P. Earnest, and each of them, attorneys and proxies with full power of substitution, to represent and to vote on behalf of the undersigned all of the shares of common stock of Alcoa Corporation the undersigned is/are entitled to vote, including with all the powers which the undersigned would possess if personally present at the Annual Meeting of Stockholders of Alcoa Corporation to be held on May 10, 2024, and at any adjournment or postponement thereof. The shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the proxies will vote FOR each nominee listed in Item 1 (Election of 10 Director Nominees to Serve for One-Year Terms Expiring in 2025), FOR Item 2 (Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Auditor for 2024), FOR Item 3 (Approval, on an Advisory Basis, of the Company's 2023 Named Executive Officer Compensation), and AGAINST Item 4 (Stockholder Proposal Requesting the Preparation of an Annual Report on Lobbying Activities, if Properly Presented). The proxies are authorized to vote, in their discretion and to the extent permitted by applicable law or rule, upon other matters that may arise during the 2024 Annual Meeting (including, without limitation, to adjourn the 2024 Annual Meeting). The deadline for voting online or by telephone is 11:59 p.m. Eastern Daylight Time on May 9, 2024. If you vote by mail, your proxy card must be received before the 2024 Annual Meeting for your vote to be counted.

This card also serves as voting instructions to the trustee of each employee savings plan sponsored by Alcoa, its subsidiaries or affiliates with respect to shares of common stock of Alcoa Corporation held by the undersigned under any such plans. If you hold shares in an Alcoa savings plan, your voting instructions must be received by 11:59 p.m. Eastern Daylight Time on May 7, 2024, or the trustee will vote your plan shares in the same proportion as those plan shares for which instructions have been received.

Your vote on the election of directors and the other proposals described in the accompanying Proxy Statement may be specified on the reverse side. If properly signed, dated and returned, this proxy will be voted as specified on the reverse side or, if no choice is specified, this proxy will be voted in accordance with the recommendations of the Board of Directors.

Continued and to be signed on reverse side